UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MORGAN STANLEY

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Notice of 2010 Annual Meeting of Shareholders 2000 Westchester Avenue Purchase, New York May 18, 2010, 9:00 a.m., local time

April 12, 2010

Fellow shareholder:

I cordially invite you to attend Morgan Stanley’s 2010 annual meeting of shareholders to:

•	elect members of the Board of Directors;

•	ratify the appointment of Deloitte & Touche LLP as independent auditor;

•	consider a non-binding advisory vote to approve executive compensation;

•	approve the amendment of the 2007 Equity Incentive Compensation Plan;

•	consider five shareholder proposals; and

•	transact such other business as may properly come before the meeting.

Our Board of Directors recommends that you vote “FOR” the election of directors, the ratification of the appointment of the auditor, the approval of the compensation of executives as disclosed in this proxy statement and the amendment of the 2007 Equity Incentive Compensation Plan, and “AGAINST” the shareholder proposals.

We enclose our letter to shareholders, our proxy statement, our annual report on Form 10-K and a proxy card. Please submit your proxy. Thank you for your support of Morgan Stanley.

Very truly yours,

John J. Mack	James P. Gorman
Chairman	President and Chief Executive Officer

Morgan Stanley

1585 Broadway

New York, New York 10036

April 12, 2010

Proxy Statement

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2010 annual meeting of shareholders. We are mailing this proxy statement and the accompanying form of proxy to shareholders on or about April 13, 2010. In this proxy statement, we refer to Morgan Stanley as the “Company,” “we,” “our” or “us” and the Board of Directors as the “Board.” In December 2008, the Board approved a change in the Company’s fiscal year end from November 30 to December 31, beginning January 1, 2009. The period from December 1, 2008 to December 31, 2008 was a transition period (the December 2008 transition period). Whenever we refer to Morgan Stanley’s fiscal year prior to 2009, we mean the twelve-month period ending November 30 of the stated year. When we refer to 2009, we mean the twelve-month period ending December 31, 2009.

Annual Meeting Information

Date and Location.    We will hold the annual meeting on Tuesday, May 18, 2010 at 9:00 a.m., local time, at our offices at 2000 Westchester Avenue, Purchase, New York.

Admission.    Only record or beneficial owners of Morgan Stanley’s common stock or their proxies may attend the annual meeting in person. When you arrive at the annual meeting, you must present photo identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Electronic Access.    You may listen to the meeting at www.morganstanley.com/about/ir/index.html. Please go to our website prior to the annual meeting to register.

Voting Information

Record Date.    The record date for the annual meeting is March 22, 2010. You may vote all shares of Morgan Stanley’s common stock that you owned as of the close of business on that date. Each share of common stock entitles you to one vote on each matter voted on at the annual meeting. On the record date, 1,398,833,922 shares of common stock were outstanding. We need a majority of the shares of common stock outstanding on the record date represented, in person or by proxy, to hold the annual meeting.

Confidential Voting.    Our Amended and Restated Bylaws (Bylaws) provide that your vote is confidential and will not be disclosed to any officer, director or employee, except in certain limited circumstances such as when you request or consent to disclosure. Voting of the shares held in the Morgan Stanley 401(k) Plan and Morgan Stanley 401(k) Savings Plan (401(k) Plans) also is confidential.

Submitting Voting Instructions for Shares Held Through a Broker.    If you hold shares through a broker, follow the voting instructions you receive from your broker. If you want to vote in person at the annual meeting, you must obtain a legal proxy from your broker and present it at the annual meeting. If you do not submit voting instructions to your broker, your broker may still be permitted to vote your shares. New York Stock Exchange (NYSE) member brokers may vote your shares as described below.

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Discretionary Items.    The ratification of the appointment of Morgan Stanley’s independent auditor and the non-binding advisory vote to approve the compensation of executives as disclosed in this proxy statement are “discretionary” items. NYSE member brokers that do not receive instructions from beneficial owners may vote on this proposal in the following manner: (1) Morgan Stanley’s subsidiaries, Morgan Stanley & Co. Incorporated (MS&Co.) and Morgan Stanley Smith Barney LLC (MSSB LLC), may vote uninstructed shares only in the same proportion as the votes cast by all other beneficial owners on the proposal; and (2) all other NYSE member brokers may vote uninstructed shares in their discretion.

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Non-discretionary Items.    The election of directors, the Company’s proposal to amend the 2007 Equity Incentive Compensation Plan and the shareholder proposals are “non-discretionary” items. Accordingly, absent specific voting instructions from beneficial owners on these proposals, NYSE member brokers, including MS&Co. and MSSB LLC, may not vote on these proposals.

If you do not submit voting instructions and your broker does not have discretion to vote your shares on a matter, the broker will return the proxy card without voting (referred to as “broker non-votes”). Your shares will not be counted in determining the vote on that matter, but will be counted for purposes of determining the presence of a quorum.

Important Notice Regarding Director Elections.    Due to recent rule changes, the election of directors is no longer considered a discretionary item and your shares will remain unvoted for director elections if your broker does not receive instructions from you. If you hold your shares through a broker, it is critically important that you submit your voting instructions if you want your shares to count in the election of directors.

Submitting Voting Instructions for Shares Held in Your Name.    If you hold shares as a record holder, you may vote by submitting a proxy for your shares by mail, telephone or Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur Internet access charges. Submitting your proxy will not limit your right to vote in person at the annual meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your proxy. If you submit a signed proxy card without indicating your voting instructions, the person voting the proxy will vote your shares according to the Board’s recommendations.

Submitting Voting Instructions for Shares Held in Employee Plans.    If you hold shares in, or have been awarded stock units under, certain employee plans, you will receive directions on how to submit your voting instructions. Shares held in the following employee plans also are subject to the following rules.

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401(k) Plans, Employee Stock Purchase Plan (ESPP).    The Bank of New York Mellon (Mellon), the 401(k) Plans’ trustee, and Mellon Investor Services LLC (MIS), the ESPP administrator, as applicable, must receive your voting instructions for the common stock held on your behalf in these plans on or before May 13, 2010. If Mellon or MIS, as applicable, does not receive your voting instructions by that date, it will vote your shares (in the case of the 401(k) Plans, together with other unvoted, forfeited and unallocated shares in the 401(k) Plans) in the same proportion as the voting instructions that it receives from other participants in the applicable plan. On March 22, 2010, there were 48,569,945 shares in the 401(k) Plans and 5,995,162 shares in the ESPP.

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Other Equity-Based Plans.    State Street Bank and Trust Company acts as trustee for a trust (Trust) that holds shares of common stock underlying stock units awarded to employees under several of Morgan Stanley’s equity-based plans. Employees allocated shares held in the Trust must submit their voting instructions for receipt by the trustee on or before May 13, 2010. If the trustee does not receive your instructions by that date, it will vote your shares, together with shares held in the Trust that are unallocated or held on behalf of former Morgan Stanley employees and employees in certain jurisdictions outside the United States, in the same proportion as the voting instructions that it receives for shares held in the Trust in connection with such plans. On March 22, 2010, 114,896,152 shares were held in the Trust in connection with such plans.

Revoking Your Proxy.    You can revoke your proxy at any time before your shares are voted by (1) delivering a written revocation notice prior to the annual meeting to Martin M. Cohen, Secretary, Morgan Stanley, 1585 Broadway, New York, New York 10036; (2) submitting a later proxy that we receive no later than the conclusion of voting at the annual meeting; or (3) voting in person at the annual meeting. Attending the annual meeting does not revoke your proxy unless you vote in person at the meeting.

Votes Required to Elect Directors.    Each director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. Under Delaware law, if the director is not elected at the annual meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Company’s Bylaws, each director has submitted an irrevocable letter of resignation as director that becomes effective if he or she is not elected by the shareholders and the Board accepts the resignation. If a director is not elected, the Nominating and Governance Committee will consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. The Board will decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind the decision if it rejects the resignation, within 90 days after the election results are certified.

Votes Required to Adopt Other Proposals.    The ratification of Deloitte & Touche LLP’s appointment as independent auditor, the approval of the compensation of executives as disclosed in this proxy statement and the approval of the shareholder proposals each require the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon. The approval of the amendment of the 2007 Equity Incentive Compensation Plan requires a majority of votes cast, provided that the total votes cast must represent a majority of the shares entitled to vote on the proposal.

“Abstaining” and “Broker Non-Votes.”    You may vote “abstain” for any nominee in the election of directors and on the other proposals. Shares voting “abstain” on any nominee for director will be excluded entirely from the vote and will have no effect on the election of directors. Shares voting “abstain” on the other proposals will be counted as present at the annual meeting for purposes of establishing the presence of a quorum and your abstention will have the effect of a vote against the proposal. In addition, failure to cast a vote or a broker non-vote can have the effect of a vote against the proposal to approve the amendment of the 2007 Equity Incentive Compensation Plan if such failure or broker non-vote results in the total number of votes cast on the proposal not representing over 50% of all shares of common stock entitled to vote on the proposal.

Item 1—Election of Directors

Director Selection and Nomination Process.    The Nominating and Governance Committee’s charter provides that the Committee is appointed by the Board of Directors to identify individuals qualified to become Board members and to recommend to the Board the director nominees at annual meetings of shareholders. In discharging its duties, the Nominating and Governance Committee’s charter provides that the Committee will actively seek and identify nominees for recommendation to the Board consistent with the Board membership criteria set forth in the Corporate Governance Policies. The Corporate Governance Policies provide that the Board values members who combine a broad spectrum of experience and expertise with a reputation for integrity and that directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make to the Board and management and their ability to represent the interests of shareholders. While the Board has not adopted a policy regarding diversity, the Corporate Governance Policies provide that the Board will take into account diversity of a director candidate’s perspectives, background and other relevant demographics. The Nominating and Governance Committee and Board may also determine specific skills and experience they are seeking in director candidates based on the needs of the Company at a specific time. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these criteria.

As set forth in its charter, the Nominating and Governance Committee may consider director candidates proposed by shareholders and the Board has adopted a policy regarding director candidates recommended by shareholders discussed under “Shareholder Nominations for Director Candidates” herein. The Nominating and Governance Committee may also retain and terminate, in its sole discretion, a third party to assist in identifying director candidates or to assist in gathering information regarding a director candidate’s background and experience and to approve the fee that the Company pays for these services. Members of the Nominating and Governance

Committee, the Lead Director and other members of the Board interview potential director candidates as part of the selection process when evaluating new director candidates.

When the Board nominates directors for election at an annual meeting, it evaluates the experience, qualifications, attributes and skills that an individual director candidate contributes to the Board as a whole to assist the Board in discharging its duties. As part of the ongoing process to evaluate these attributes, the Board performs an annual self-evaluation and has adopted a Corporate Governance Policy that provides that the Board expects a director who changes his or her present job responsibility to advise and to offer to tender his or her resignation for consideration by the Board.

Our Board currently has fourteen (14) directors. The Board stands for election at each annual meeting of shareholders. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal.

In connection with its 2008 issuance of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock (Series B Preferred Stock) to Mitsubishi UFJ Financial Group, Inc. (MUFG), Morgan Stanley entered into an Investor Agreement with MUFG dated October 13, 2008 and amended as of October 27, 2008 (Investor Agreement), whereby Morgan Stanley agreed to take all lawful action to cause one of MUFG’s senior officers or directors to be a member of Morgan Stanley’s Board of Directors. Pursuant to the terms of the Investor Agreement, Mr. Nobuyuki Hirano was elected to the Board, effective March 10, 2009. Mr. Hirano subsequently was elected by shareholders at the 2009 annual meeting of shareholders.

In light of the Company’s conversion into a financial holding company, an executive officer of the Company recommended Mr. James H. Hance, Jr. as a potential director candidate to the Nominating and Governance Committee and to the committee’s third party director search firm given his extensive financial services background as described below. The Lead Director and other directors met or spoke with Mr. Hance. The Committee unanimously recommended to the Board that Mr. Hance be elected as a director, and the Board unanimously elected Mr. Hance, effective July 1, 2009. Mr. Charles E. Phillips, Jr. will not stand for re-election at this annual meeting of shareholders.

2010 Director Nominees.    The Board has nominated the thirteen (13) director nominees below for election at the 2010 annual meeting of shareholders in accordance with the Corporate Governance Policies. Each nominee has indicated that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board.

Below are descriptions of the experience, qualifications, attributes and skills of each of the Company’s director nominees. The Company believes that an effective board consists of a diverse group of individuals who bring a variety of complementary skills that the Nominating and Governance Committee and Board consider in the broader context of the Board’s overall composition, with a view toward constituting a board that has the best skill set and experience to oversee the Company’s business. As indicated below, our directors have a combined wealth of leadership experience derived from extensive service guiding large, complex organizations as executive leaders or board members and in government and academia. They have substantive knowledge and skills applicable to our business, including in the regulatory; public accounting and financial reporting; finance; risk management; business development; operations; strategic planning; management development, succession and compensation; corporate governance; public policy; international; banking; and financial services areas. The Nominating and Governance Committee regularly reviews the composition of the Board in light of Morgan Stanley’s evolving business requirements and its assessment of the Board’s performance to ensure that the Board has the appropriate mix of skills needed for the broad set of challenges that it confronts.

Roy J. Bostock (69).    Mr. Bostock served as Chairman of the Partnership for a Drug-Free America from 2002 until 2010 and Chairman of the Committee for Economic Development from 2002 to 2005. He worked in the advertising agency business for 38 years beginning in 1964. Mr. Bostock was Chairman of B|Com3 Group, Inc., an advertising and marketing services firm that is now part of the Publicis Groupe S.A., from 2000 to 2001. He also served as Chairman and Chief Executive Officer of D’Arcy, Masius Benton & Bowles, an advertising and marketing services firm, and its successor firm, The MacManus Group, Inc., a global communications services holding company, from 1990 to 2000 when The MacManus Group, Inc. merged with the Leo Burnett Company to form B|Com3 Group, Inc. in 2000, and was President from 1986 to 1990 of D’Arcy, Masius Benton & Bowles.

Director since:    2005

Other current directorships:    Delta Air Lines Inc. (Non-Executive Vice Chairman) and Yahoo! Inc. (Non-Executive Chairman)

Mr. Bostock’s varied leadership positions, including as chief executive officer of advertising and marketing services firms and in connection with non-profit organizations and public company boards, brings to the Board the perspective of an experienced leader with strategic planning, operations and business development skills.

Erskine B. Bowles (64).    Mr. Bowles has served as President of the University of North Carolina since 2006. In 2010, he was named Co-Chair of the National Commission on Fiscal Responsibility and Reform. Mr. Bowles has been a senior advisor since 2001 and was Managing Director from 1999 to 2001 of Carousel Capital LLC, a private investment firm. He was also a partner at the private investment firm of Forstmann Little & Co. from 1999 to 2001. Mr. Bowles began his career in corporate finance at Morgan Stanley in 1969 and subsequently helped found and ultimately served as Chairman and Chief Executive Officer of Bowles Hollowell Connor & Co., an investment banking firm. He also was a founder of Kitty Hawk Capital, a venture capital firm. Mr. Bowles served as White House Chief of Staff from 1996 to 1998 and Deputy White House Chief of Staff from 1994 to 1995. He was head of the Small Business Administration from 1993 to 1994. Mr. Bowles also served as United Nations Under Secretary General, Deputy Special Envoy for Tsunami Recovery in 2005.

Director since:    2005

Other current directorships:    Cousins Properties Incorporated

Other directorships in the past five years:    General Motors Corporation

Mr. Bowles brings to the Board his extensive experience in the financial services industry and academia as well as distinguished public service.

Howard J. Davies (59).    Mr. Davies has served as Director of the London School of Economics and Political Science since 2003. He was Chairman of the U.K. Financial Services Authority, the U.K.’s financial regulator, from 1997 to 2003. Mr. Davies previously served as Deputy Governor of the Bank of England from 1995 to 1997. He was Director General of the Confederation of British Industry from 1992 to 1995 and Controller of the Audit Commission in the U.K. from 1987 to 1992. Mr. Davies worked at McKinsey & Co. from 1982 to 1987 and was seconded to the Treasurer as Special Advisor to the Chancellor of the Exchequer. He previously worked at the U.K. Treasury and the Foreign and Commonwealth Office, including two years as Private Secretary to the British Ambassador in Paris.

Director since:    2004

Mr. Davies brings an international perspective to the Board as well as extensive financial regulatory, accounting and risk management experience from his years of accomplished public service.

James P. Gorman (51).    Mr. Gorman has served as President and Chief Executive Officer of Morgan Stanley since 2010 and as Chairman of Morgan Stanley Smith Barney Holdings LLC since 2009. He was Co-President of Morgan Stanley from 2007 to 2009, Co-Head of Strategic Planning from 2007 to 2009 and President and Chief Operating Officer of the Global Wealth Management Group from 2006 to 2008. Mr. Gorman joined Merrill Lynch & Co., Inc. in 1999 and served in various positions including Chief Marketing Officer, Head of Corporate Acquisitions Strategy and Research in 2005 and President of the Global Private Client business from 2002 to 2005. Prior to joining Merrill Lynch, he was a senior partner at McKinsey & Co., serving in the firm’s financial services practice. Earlier in his career, Mr. Gorman was an attorney in Australia.

Director since:    2010

Other directorships in the past five years:    MSCI Inc.

As Chief Executive Officer of the Company, Mr. Gorman is a proven leader with an established record as a strategic thinker backed by strong operating, business development and execution skills and brings an extensive understanding of Morgan Stanley’s businesses and decades of financial services experience.

James H. Hance, Jr. (65).    Mr. Hance has served as a Senior Advisor at The Carlyle Group, a global private equity firm, since 2005, and was Chairman of Carlyle Capital Corporation Limited from 2006 to 2008. He joined Bank of America in 1987 as Executive Vice President and Chief Accounting Officer and served as Vice Chairman of Bank of America Corporation from 2004 to 2005, Vice Chairman and Chief Financial Officer from 1988 to 2004 and Director from 1999 to 2005. Prior to joining Bank of America, Mr. Hance worked at Price Waterhouse, an accounting firm, for 17 years.

Director since:    2009

Other current directorships:    Cousins Properties Incorporated, Duke Energy Corporation, Rayonier Corporation and Sprint Nextel Corporation (Non-Executive Chairman)

Other directorships in the past five years:    EnPro Industries, Inc. and Summit Properties Inc.

As a former senior executive of a commercial bank, Mr. Hance brings to the Board extensive public accounting and financial reporting, commercial banking, financial services, risk management and bank regulatory experience.

Nobuyuki Hirano (58).    Mr. Hirano has served since 2009 as Managing Officer of MUFG, one of the world’s leading financial groups, and as Deputy President of The Bank of Tokyo-Mitsubishi UFJ, Ltd., the core commercial banking unit of MUFG. He served as Senior Managing Director from 2008 to 2009 and Managing Director from 2006 to 2008 of The Bank of Tokyo-Mitsubishi UFJ, Ltd. Mr. Hirano has held numerous senior-level positions in Japan and abroad with the financial group since joining The Mitsubishi Bank, Ltd. in 1974, including in the Corporate Planning Office and Corporate Banking Division of The Bank of Tokyo-Mitsubishi, Ltd.

Director since:    2009

Other current directorships:    The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Other directorships in the past five years:    Mitsubishi UFJ Financial Group, Inc. and The Bank of Tokyo-Mitsubishi, Ltd.

In his role as a senior officer at MUFG and its associated companies, Mr. Hirano brings to the Board global leadership as well as international banking, financial services, risk management and regulatory experience.

C. Robert Kidder (65).    Mr. Kidder has served as Chairman and Chief Executive Officer of 3Stone Advisors LLC, a private investment firm, since 2006. He was Principal at Stonehenge Partners, Inc., a private investment firm, from 2004 to 2006. Mr. Kidder served as President of Borden Capital, Inc., a company that provided financial and strategic advice to the Borden family of companies from 2001 to 2003. He was Chairman of the Board from 1995 to 2004 and Chief Executive Officer from 1995 to 2002 of Borden Chemical, Inc. (formerly Borden, Inc.), a forest products and industrial chemicals company. Mr. Kidder was Chairman and Chief Executive Officer from 1991 to 1994 and President and Chief Executive Officer from 1988 to 1991 of Duracell International Inc. Prior to joining Duracell International Inc. in 1980, Mr. Kidder worked in planning and development at Dart Industries. He previously worked at McKinsey & Co. as a general management consultant.

Director since:    1993

Other current directorships:    Merck & Co. Inc. (formerly Schering-Plough Corporation) and Chrysler Group LLC (Non-Executive Chairman)

Other directorships in the past five years:    Electronic Data Systems Corporation

Mr. Kidder brings to the Board extensive financial and senior executive experience, including in business development, operations and strategic planning, as well as a deep understanding of our Company, particularly in his capacity as Lead Director appointed by our independent directors.

John J. Mack (65).    Mr. Mack has been Chairman of the Board of Directors of Morgan Stanley since 2005 and was Chief Executive Officer from 2005 to 2009. He was Chairman of Pequot Capital Management in 2005. Mr. Mack was Co-Chief Executive Officer of Credit Suisse Group from 2003 to 2004 and President, Chief Executive Officer and Director of Credit Suisse First Boston from 2001 to 2004. He became President, Chief Operating Officer and Director of Morgan Stanley Dean Witter & Co. in 1997 and served in that position until 2001. Mr. Mack joined Morgan Stanley in 1972 in the bond department and served as head of the Worldwide Taxable Fixed Income Division from 1985 to 1992, became Chairman of the Operating Committee in 1992 and became President in 1993.

Director since:    2005

As the Company’s former Chief Executive Officer and current Chairman, Mr. Mack’s over 35 years of service to the Company brings to the Board a unique understanding of Morgan Stanley’s businesses and the financial services industry as well as the perspective of an experienced leader.

Donald T. Nicolaisen (65).    Mr. Nicolaisen was Chief Accountant for the U.S. Securities and Exchange Commission (SEC) from 2003 to 2005, where he served as the principal advisor to the SEC on accounting and auditing matters and was responsible for formulating and administering the accounting program and policies of the SEC. He was a partner of PricewaterhouseCoopers, an accounting firm, from 1978 to 2003 and first joined Price Waterhouse in 1967. Mr. Nicolaisen led Price Waterhouse’s national office for accounting and SEC services and its financial services practice and was responsible for auditing and providing risk management advice to large, complex multi-national corporations.

Director since:    2006

Other current directorships:    MGIC Investment Corporation, Verizon Communications Inc. and Zurich Financial Services

Mr. Nicolaisen brings to the Board over 40 years of regulatory, public accounting and financial reporting, risk management and financial experience and the varied perspectives he has gained in the private sector as well as through distinguished service at the SEC.

Charles H. Noski (57).    Mr. Noski served as Corporate Vice President and Chief Financial Officer from 2003 to 2005 and Director from 2002 to 2005 of Northrop Grumman Corporation. He was senior advisor to The Blackstone Group in 2003. Mr. Noski was Vice Chairman of the Board and Chief Financial Officer in 2002 and Senior Executive Vice President and Chief Financial Officer from 1999 to 2002 of AT&T Corp. He was President, Chief Operating Officer and Director of Hughes Electronics Corporation, then a publicly-traded subsidiary of General Motors Corporation in satellite and wireless communications, from 1997 to 1999, Vice Chairman from 1996 to 1999, Corporate Senior Vice President and Chief Financial Officer from 1992 to 1996 and Corporate Vice President and Controller from 1990 to 1992. Previously, Mr. Noski was a partner of Deloitte & Touche LLP, an accounting firm, for 17 years, and worked in audit, accounting and business consulting roles for clients in various industries, including financial services, and served as National Industry Director for the aerospace and defense industry.

Director since:    2005

Other current directorships:    Air Products and Chemicals, Inc., Automatic Data Processing, Inc. and Microsoft Corporation

Other directorships in the past five years:    Northrop Grumman Corporation

Mr. Noski’s experience as a chief operating officer and chief financial officer, and roles in auditing, accounting and business consulting while a partner at a major accounting firm, brings extensive public accounting, financial reporting and risk management experience to the Board that is complemented by his business and leadership skills.

Hutham S. Olayan (56).    Ms. Olayan has been a principal and director since 1981 of The Olayan Group, a private multinational enterprise that is a diversified global investor and operator of commercial and industrial businesses in Saudi Arabia. Ms. Olayan has been President and Chief Executive Officer of The Olayan Group’s U.S. operations for more than 20 years, overseeing all investment activity originating in the Americas. Ms. Olayan is a member of the International Advisory Board of The Blackstone Group, a director of Equity International and a former director of Thermo Electron Corporation.

Director since:    2006

Ms. Olayan’s extensive financial experience in the U.S. and internationally, including the Middle East, strengthens the Board’s global perspective.

O. Griffith Sexton (66).    Mr. Sexton has served as an adjunct professor at Columbia Business School since 1995 and visiting lecturer at Princeton University since 2000, teaching courses in corporate finance. He was an Advisory Director of Morgan Stanley from 1995 to 2008. Mr. Sexton joined Morgan Stanley in 1973 and was a Managing Director from 1985 to 1995, ultimately serving as Director of the Corporate Restructuring Group within the Advisory Services Department.

Director since:    2005

Other current directorships:    Investor AB

Mr. Sexton brings to the Board extensive financial services, accounting and risk experience as well as substantive knowledge of Morgan Stanley’s businesses from his nearly 40 years of prior service at the Company.

Laura D. Tyson (62).    Dr. Tyson has served as the S. K. and Angela Chan Professor of Global Management since 2008 and served as Professor of Business Administration and Economics from 2007 to 2008 at the Walter A. Haas School of Business, University of California at Berkeley. She was Dean of the London Business School from 2002 to 2006. Dr. Tyson was Dean from 1998 to 2001 and Class of 1939 Professor in Economics and Business Administration from 1997 to 1998 at the Walter A. Haas School of Business, University of California, Berkeley. She served as National Economic Advisor to the President and Chair of the President’s National Economic Council from 1995 to 1996 and as Chair of the White House Council of Economic Advisors from 1993 to 1995. Dr. Tyson was appointed in 2009 to the President’s Economic Recovery Advisory Board.

Director since:    1997

Other current directorships:    AT&T Inc. (formerly SBC Communications Inc.), CB Richard Ellis Group, Inc. and Eastman Kodak Company

Dr. Tyson brings to the Board economics and public policy expertise and leadership skills from her positions in academia and through her distinguished public service.

Our Board unanimously recommends a vote “FOR” the election of all thirteen (13) nominees. Proxies solicited by our Board will be voted “FOR” these nominees unless otherwise instructed.

Corporate Governance

Corporate Governance Documents.    Morgan Stanley has a corporate governance webpage at the “Company Information” link under the “About Morgan Stanley” link at www.morganstanley.com (www.morganstanley.com/about/company/governance/index.html).

Our Corporate Governance Policies (including our Director Independence Standards), Code of Ethics and Business Conduct, Board Committee charters, Policy Regarding Communication by Shareholders and Other Interested Parties with the Board of Directors, Policy Regarding Director Candidates Recommended by Shareholders, Policy Regarding Corporate Political Contributions, Policy Regarding Shareholder Rights Plan, information regarding the Integrity Hotline and the Equity Ownership Commitment are available at our corporate governance webpage at www.morganstanley.com/about/company/governance/index.html and are available to any shareholder who requests them by writing to Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036.

Shareholders and other interested parties may contact any of our Company’s directors, the Lead Director, a committee of the Board, the Board’s non-employee directors as a group or the Board generally, by writing to them at Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036. Shareholder and interested party communications received in this manner will be handled in accordance with the procedures approved by the Company’s independent directors. The Board’s Policy Regarding Communication by Shareholders and Other Interested Parties with the Board of Directors is available at our corporate governance webpage at www.morganstanley.com/about/company/governance/index.html.

Director Independence.    The Board has determined that Messrs. Bostock, Bowles, Davies, Hance, Kidder, Nicolaisen, Noski, Ms. Olayan, Messrs. Phillips and Sexton and Dr. Tyson are independent in accordance with the Director Independence Standards established under our Corporate Governance Policies. To assist the Board with its determination, the standards follow NYSE rules and establish guidelines as to employment and commercial relationships that affect independence and categories of relationships that are not deemed material for purposes of director independence. Eleven (11) of fourteen (14) of our current directors are independent. All members of the Audit Committee, the Compensation, Management Development and Succession Committee and the Nominating and Governance Committee satisfy the standards of independence applicable to members of such committees. All members of the Risk Committee are non-employee directors and a majority of the Risk Committee members satisfy the independence requirements of the Company and the NYSE. In addition, the Board has determined that all members of the Audit Committee, Messrs. Davies, Hance, Nicolaisen, Noski and Sexton, are “audit committee financial experts” within the meaning of current SEC rules.

In making its determination as to the independent directors, the Board reviewed relationships between Morgan Stanley and the directors, including commercial relationships in the last three years between Morgan Stanley and entities where the directors are employees or executive officers, or their immediate family members are executive officers, that did not exceed a certain amount of such other entity’s gross revenues in any year (Messrs. Bowles and Davies, Ms. Olayan, Mr. Phillips and Dr. Tyson); ordinary course relationships arising from transactions on terms and conditions substantially similar to those with unaffiliated third parties between Morgan Stanley and entities where the directors or their immediate family members own equity of 5% or more of that entity (Mr. Bostock and Ms. Olayan); Morgan Stanley’s contributions to charitable organizations where the directors or their immediate family members serve as officers, directors or trustees that did not exceed a certain amount of the organization’s annual charitable receipts in the preceding year (Messrs. Bostock, Bowles, Davies and Kidder, Ms. Olayan, Mr. Phillips and Dr. Tyson); and the directors’ utilization of Morgan Stanley products and services in the ordinary course of business on terms and conditions substantially similar to those provided to unaffiliated third parties (Messrs. Bostock, Hance, Kidder, Noski, Phillips and Sexton and Dr. Tyson).

In determining Mr. Bostock’s independence, the Board also considered the employment of Mr. Bostock’s son-in-law by the Company’s Asset Management segment (see also “Other Matters—Certain Transactions” herein). This year the Board considered, among other things, that Mr. Bostock’s son-in-law has never been a member of the Company’s senior management and was awarded compensation in line with his position at Morgan Stanley and in comparison with market standards and that Mr. Bostock has no influence over the Asset Management business other than that possessed by any other Morgan Stanley non-employee director. The Board (other than Mr. Bostock) determined consistent with NYSE rules and based upon the facts and circumstances, that the relationship is immaterial to Mr. Bostock’s independence.

In determining Mr. Sexton’s independence, the Board also considered the Company’s provision of medical insurance to Mr. Sexton (for which Mr. Sexton pays the full cost). The Board (other than Mr. Sexton) determined, consistent with NYSE rules and based upon the facts and circumstances, that the relationship is immaterial to Mr. Sexton’s independence.

Board Leadership Structure and Role in Risk Oversight.

Board Leadership Structure.    The Board is responsible for reviewing the Board’s leadership structure. The Board believes that the Company and its shareholders are best served by maintaining the flexibility to have any individual serve as Chairman of the Board based on what is in the best interests of the Company at a given point in time, rather than mandating a particular leadership structure. In making this decision, the Board considers, among other things, the composition of the Board, the role of the Company’s Lead Director, the Company’s strong corporate governance practices, the Chief Executive Officer’s working relationship with the Board, and the challenges specific to the Company. Historically, the positions of Chief Executive Officer and Chairman were held by the same individual. As a result of Mr. Mack’s discussion with the Board about stepping down as Chief Executive Officer and as part of its ongoing review of the Board’s leadership structure and succession planning process, the Board in September 2009 determined that the positions of the Chief Executive Officer and Chairman should be held by two separate individuals. The Board elected John J. Mack, the Company’s former Chief Executive Officer, as Chairman of the Board, and James P. Gorman as the Company’s Chief Executive Officer, effective January 1, 2010.

In addition, the Company’s Corporate Governance Policies provide for an independent and active Lead Director with clearly defined leadership authority and responsibilities. Our Lead Director, C. Robert Kidder, was appointed by our other independent directors in 2006 and has responsibilities including: (i) presiding at all meetings of the Board at which the Chairman is not present; (ii) having the authority to call, and lead, sessions composed only of non-management directors or independent directors; (iii) advising the Chairman of the Board’s informational needs; (iv) approving Board meeting agendas and the schedule of Board meetings and requesting, if necessary, the inclusion of additional agenda items; and (v) making himself available, if requested by major shareholders, for consultation and direct communication.

The Company’s Corporate Governance practices and policies ensure substantial independent oversight of management. For instance:

•

The Board has a substantial majority of independent and non-management directors. Ten out of the thirteen director nominees are independent as defined by the NYSE listing standards and the Company’s more stringent Corporate Governance Policies and eleven out of the thirteen director nominees are non-management directors. All of the Company’s directors are elected annually.

•

The Board’s key standing committees are composed solely of non-management directors. The Audit Committee, the Compensation, Management Development and Succession Committee, and the Nominating and Governance Committee are each composed solely of independent directors. The Risk Committee is comprised of a substantial majority of independent directors and includes only non-management directors. The committees provide independent oversight of management.

•

The Board’s non-management directors meet regularly in executive session. At each regularly scheduled Board meeting, the non-management directors meet in an executive session without Messrs. Gorman or Mack present and, consistent with the NYSE listing standards, at least annually, the independent directors meet in executive session. These sessions are chaired by the Lead Director.

Board Role in Risk Oversight.    The Board has oversight for the Company’s enterprise risk management framework and is responsible for helping to ensure that the Company’s risks are managed in a sound manner. Historically, the Board had authorized the Audit Committee, which is comprised solely of independent directors, to oversee risk management. Effective January 1, 2010, the Board established another standing committee, the Risk Committee, which is comprised solely of non-management directors, to assist the Board in the oversight of (i) the Company’s risk governance structure, (ii) the Company’s risk management and risk assessment guidelines and policies regarding market, credit and liquidity and funding risk, (iii) the Company’s risk tolerance, including risk tolerance levels and capital targets and limits, and (iv) the performance of the Chief Risk Officer. The Audit Committee retains responsibility for oversight of certain aspects of risk management, including review of the major operational, franchise, reputational, legal and compliance risk exposures of the Company and the steps management has taken to monitor and control such exposure, as well as guidelines and policies that govern the process for risk assessment and risk management. The Risk Committee, Audit Committee and Chief Risk Officer report to the entire Board on a regular basis.

As discussed herein under “Consideration of Risk Matters in Determining Compensation,” the Compensation, Management Development and Succession (CMDS) Committee works with the Chief Risk Officer to evaluate whether the Company’s compensation arrangements encourage unnecessary or excessive risk-taking and whether risks arising from the Company’s compensation arrangements are reasonably likely to have a material adverse effect on the Company.

The Board has also authorized the Firm Risk Committee (FRC), a management committee appointed and chaired by the Chief Executive Officer that includes the most senior officers of the Company, including the Chief Risk Officer, Chief Legal Officer and Chief Financial Officer, to oversee the Company’s global risk management structure. The FRC’s responsibilities include oversight of the Company’s risk management principles, procedures and limits, and the monitoring of capital levels and material market, credit, liquidity and funding, legal, operational, franchise and regulatory risk matters and other risks, as appropriate, and the steps management has taken to monitor and manage such risks. The Company’s risk management is further discussed in Part I, Item 7A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (2009 Form 10-K).

* * * * *

The Board has determined that its leadership structure is appropriate for the Company. Mr. Mack’s prior role as Chief Executive Officer, his existing relationship with the Board, his understanding of Morgan Stanley’s businesses, and his professional experience and leadership skills uniquely position him to serve as Chairman while the Company’s Lead Director, Mr. Kidder, has proven effective at enhancing the overall independent functioning of the Board. The Board believes that the combination of the Chairman, the Lead Director and the Chairmen of the Audit and Risk Committees provide the appropriate leadership to help ensure effective risk oversight by the Board.

Board Meetings and Committees.    Our Board met 26 times during the December 2008 transition period and 2009. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held during the December 2008 transition period and 2009 while the director was a member. The Board’s standing committees include the following:

Committee	Current Members	Primary Responsibilities	# of Meetings in Dec. 2008 and 2009*
Audit	Charles H. Noski (Chair) Howard J. Davies James H. Hance, Jr.(1) Donald T. Nicolaisen O. Griffith Sexton

•   Oversees the integrity of the Company’s consolidated financial statements, compliance with legal and regulatory requirements, system of internal controls, and certain aspects of risk management, including review of major operational, franchise, reputational, legal and compliance risk exposures of the Company.

•   Selects, determines the compensation of, evaluates and, when appropriate, replaces the independent auditor, and pre-approves audit and permitted non-audit services.

•   Oversees the qualifications and independence of the independent auditor and performance of the Company’s internal auditor and independent auditor.

•   After review, recommends to the Board the acceptance and inclusion of the annual audited consolidated financial statements in the Company’s Annual Report on Form 10-K.

			16
Compensation, Management Development and Succession (CMDS)	Erskine B. Bowles (Chair)(2) C. Robert Kidder Donald T. Nicolaisen Hutham S. Olayan(3)	• Annually reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (CEO) and evaluates his performance in light of these goals and objectives. • Determines the compensation of our executive officers and other officers as appropriate. • Administers our equity-based compensation plans. • Oversees plans for management development and succession. • Reviews and discusses the Compensation Discussion and Analysis with management and recommends to the Board its inclusion in the proxy statement.	12
Nominating and Governance	Laura D. Tyson (Chair) Roy J. Bostock Charles E. Phillips, Jr.(4)	• Identifies and recommends candidates for election to the Board. • Recommends committee structure and membership. • Establishes procedures for its oversight of the evaluation of the Board. • Recommends director compensation and benefits. • Reviews annually the Company’s corporate governance policies. • Reviews and approves related person transactions in accordance with the Company’s Related Person Transaction Policy.	5
Risk Committee(5)	Howard J. Davies (Chair) Roy J. Bostock James H. Hance, Jr. Nobuyuki Hirano

•   Oversees the Company’s risk governance structure.

•   Oversees risk management and risk assessment guidelines and policies regarding market, credit, liquidity and funding risk.

•   Oversees risk tolerance, including risk tolerance levels and capital targets and limits.

•   Oversees the performance of the Chief Risk Officer.

			N/A

* In addition to Board and committee meetings, our directors also discharge their duties through, among other things, informal group communications and discussions with the Chairman, CEO, members of senior management and others as appropriate regarding matters of interest.

(1)  Mr.  Hance joined the Audit Committee, effective January 1, 2010.

(2)  Mr.  Bowles was appointed as chair of the CMDS Committee to replace Mr. Kidder, effective January 1, 2010. Mr. Kidder remains on the CMDS Committee.

(3)  Ms.  Olayan concluded her service on the Nominating and Governance Committee and joined the CMDS Committee, effective January 1, 2010.

(4)  Mr.  Kidder will join the Nominating and Governance Committee to replace Mr. Phillips, effective May 18, 2010.

(5)  The Board established the Risk Committee effective January 1, 2010.

Our Board has adopted a written charter for each of the Audit Committee, CMDS Committee, Nominating and Governance Committee and Risk Committee setting forth the roles and responsibilities of each committee. The Audit Committee has adopted a written charter for its subcommittee, the Internal Audit Subcommittee, which assists the Audit Committee in the oversight of the Company’s internal audit department. The charters are available at our corporate governance website at www.morganstanley.com/about/company/governance/index.html. The reports of the Audit Committee and the CMDS Committee appear herein.

Non-Management Director Meetings.    The Company’s Corporate Governance Policies provide that non-management directors meet in executive sessions and that the Lead Director will preside over these executive sessions. If any non-management directors are not independent, then the independent directors will meet in executive session at least once annually and the Lead Director will preside over these executive sessions.

Director Attendance at Annual Meetings.    The Company’s Corporate Governance Policies state that directors are expected to attend annual meetings of shareholders. All of the current directors who were on the Board of Directors at the time attended the 2009 annual meeting of shareholders other than Mr. Phillips.

Shareholder Nominations for Director Candidates.    The Nominating and Governance Committee will consider director candidates recommended by shareholders and evaluates such candidates in the same manner as other candidates. The procedures to submit recommendations are described in the Policy Regarding Director Candidates Recommended by Shareholders, available at our corporate governance webpage at www.morganstanley.com/about/company/governance/index.html.

Shareholders of record complying with the notice procedures set forth below may make director recommendations for consideration by the Nominating and Governance Committee. Shareholders may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of shareholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was released to shareholders in connection with the previous year’s annual meeting. Therefore, to submit a candidate for consideration for nomination by the Nominating and Governance Committee at the 2011 annual meeting of shareholders, shareholders must have submitted the recommendation, in writing, by December 14, 2010. The written notice must demonstrate that it is being submitted by a shareholder of record of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the shareholder must confirm his or her candidate’s consent to serve as a director. Shareholders must send recommendations to the Nominating and Governance Committee, Morgan Stanley, Suite D, 1585 Broadway, New York, New York 10036. See “Director Selection and Nomination Process” above for more information regarding Board membership criteria.

Compensation Governance.    The CMDS Committee currently consists of four directors, including our Lead Director, all of whom are independent members of the Board under the NYSE listing standards and the independence requirements of the Company. The CMDS Committee operates under a written charter adopted by the Board. As noted in the table above, the CMDS Committee is responsible for reviewing and approving annually all compensation awarded to the Company’s executive officers, including the Chairman of the Board, the CEO and other executive officers named in the “Summary Compensation Table” (named executive officers or NEOs). In addition, the CMDS Committee administers the Company’s equity incentive plans, including reviewing and approving equity grants to executive officers. Information on the CMDS Committee’s processes, procedures and analysis of NEO compensation for 2009 is addressed in the “Compensation Discussion and Analysis” (CD&A).

The CMDS Committee actively engages in its duties and follows procedures intended to ensure excellence in compensation governance, including those described below:

•

Retains its own independent compensation consultant to provide advice to the CMDS Committee on executive compensation matters. The independent consultant generally attends all CMDS Committee meetings, reports directly to the CMDS Committee Chair and regularly meets with the CMDS Committee without management present. In addition, the Chair of the CMDS Committee regularly speaks with the CMDS Committee’s compensation consultant, without management, outside of the CMDS Committee meetings.

•	Regularly reviews the competitive environment and the design and structure of the Company’s compensation programs to ensure that they are consistent with and support our compensation objectives.

•	Regularly reviews the Company’s achievements with respect to predetermined performance priorities and strategic goals and evaluates executive performance in light of such achievements.

•

Grants senior executive annual incentive compensation after a comprehensive review and evaluation of Company, business unit and individual performance for the fiscal year both on a year-over-year basis and as compared to our key competitors.

•	Oversees plans for management development and succession.

•	Regularly meets throughout the year and regularly meets in executive session without the presence of management or its compensation consultant.

•	Receives materials for meetings in advance and the Chair of the CMDS Committee participates in premeetings with management to review the agendas and materials.

•	Regularly reports on its meetings to the Board.

To perform its duties, the CMDS Committee retains the services of a qualified and independent compensation consultant that possesses the necessary skill, experience and resources to meet the CMDS Committee’s needs and that has no relationship with the Company that would interfere with its ability to provide independent advice. The CMDS Committee has selected Hay Group as its compensation consultant. Hay Group has also been retained by the Nominating and Governance Committee to provide consulting services on Board compensation. Other than the consulting services that it provides to the CMDS and Nominating and Governance Committees, Hay Group currently provides no services to the Company or its executive officers. Hay Group assists the CMDS Committee in collecting and evaluating external market data regarding executive compensation and performance and advises the CMDS Committee on developing trends and best practices in executive compensation and equity and incentive plan design.

The Company’s Human Resources Department acts as a liaison between the CMDS Committee and Hay Group and also prepares materials for the CMDS Committee’s use in making compensation decisions. Separately, Human Resources may itself engage third-party compensation consultants to assist in the development of compensation data to inform and facilitate the CMDS Committee’s deliberations.

The principal compensation plans and arrangements applicable to our NEOs are described in the CD&A and the tables in the “Executive Compensation” section. The CMDS Committee may delegate the administration of these plans as appropriate, including to executive officers of the Company and members of the Company’s Human

Resources department. The CMDS Committee may also create subcommittees with authority to act on its behalf. Significant delegations made by the CMDS Committee include the following:

•

The CMDS Committee has delegated to the Equity Awards Committee (which consists of the CEO) the CMDS Committee’s authority to make special new hire and retention equity awards; however, this delegation of authority does not extend to awards to our executive officers and certain other senior executives of the Company. Awards granted by the Equity Awards Committee are subject to a share limit imposed by the CMDS Committee and individual awards are reported to the CMDS Committee on a regular basis.

•

The CMDS Committee has delegated to the Chief Operating Officer the CMDS Committee’s authority to administer the Company’s cash-based nonqualified deferred compensation plans, including the Morgan Stanley Compensation Incentive Plan (discussed in the CD&A); however, the CMDS Committee has sole authority relating to grants of cash-based nonqualified deferred compensation plan awards to, or amendments to such awards held by, executive officers and certain other senior executives, material amendments to any such plans or awards, and the decision to implement certain of these plans in the future.

Our executive officers do not engage directly with the CMDS Committee in setting the amount or form of executive officer compensation. However, as discussed in the CD&A, as part of the annual performance review for our executive officers other than the CEO, the CMDS Committee considers our CEO’s assessment of each executive officer’s individual performance, as well as the performance of the Company and our CEO’s compensation recommendations for each executive officer, other than himself.

Annual year-end equity awards are typically granted by the CMDS Committee after the end of our fiscal year. This schedule coincides with the time when year-end financial results are available and the CMDS Committee can evaluate individual and Company performance as described in the CD&A. Special equity awards are generally approved on a monthly basis; however, they may be granted at any time, as deemed necessary for new hires, promotions, recognition or retention purposes. We do not coordinate or time the release of material information around our grant dates in order to affect the value of compensation.

On September 10, 2009, the Company announced that Mr. Gorman would become Chief Executive Officer effective January 1, 2010 and Mr. Mack would continue to serve as Chairman of the Board. This announcement followed a detailed succession planning process, which occurred during the prior 18 months and was conducted by the CMDS Committee, with oversight by the entire Board. The CMDS Committee, in conjunction with the entire Board, established criteria for the next Chief Executive Officer and retained a consultant to review potential outside candidates and evaluated accomplished internal candidates. The Board oversaw a thorough, deliberate and successful succession process that led to the election of, and seamless transition to, our new CEO, Mr. Gorman, a proven leader with an established record as a strategic thinker backed by strong operating, business development and execution skills who brings an extensive understanding of Morgan Stanley’s businesses and decades of financial services experience.

Consideration of Risk Matters in Determining Compensation.    The CMDS Committee worked with the Company’s Chief Risk Officer and the CMDS Committee’s independent consultant to evaluate whether the Company’s compensation arrangements encourage unnecessary or excessive risk-taking and whether risks arising from the Company’s compensation arrangements are reasonably likely to have a material adverse effect on the Company. Morgan Stanley is a financial institution that engages in significant trading and capital market activities that are subject to market and other risks. The Company employs risk management practices, including trading limits, marking-to-market positions, stress testing and employment of models. The Company believes in pay for performance and as a result also evaluates its compensation programs to recognize these risks.

Prior to meeting with the CMDS Committee, the Chief Risk Officer had a series of interactive and detailed working sessions with representatives from the Firm’s Human Resources and Legal departments to evaluate each compensation program across each of the Company’s major areas – Institutional Securities, Investment Management, Global Wealth Management and Company/Infrastructure. These working sessions were intended to identify whether there were any material risks to the Company arising from such compensation programs, including those programs in which our NEOs participate. The review covered numerous programs including equity- and cash-based deferred compensation programs, discretionary bonus programs and performance-based formulaic bonus programs. The working group reviewed a number of factors, including the eligibility; form of payment; applicable performance measures; vesting; clawback, holdback and cancellation provisions; and governance and oversight aspects of each program.

Following this thorough review, the Chief Risk Officer concluded that Morgan Stanley’s current compensation programs do not incent employees to take unnecessary or excessive risk and that such programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The following are among the factors considered in making his determination:

•	balance of fixed compensation and discretionary compensation;

•	balance between short-term and long-term incentives;

•	mandatory deferrals into both equity-based and cash-based long-term incentive programs;

•	the procedures followed in making compensation decisions;

•	our equity retention policy; and

•	risk-mitigating features of awards, such as cancellation, holdback and clawback provisions.

The Chief Risk Officer and the Global Head of Human Resources then reviewed these arrangements, along with the analyses and findings of the Chief Risk Officer, with the CMDS Committee and its independent compensation consultant. The Chief Risk Officer again met with the Global Head of Human Resources and the CMDS Committee before compensation decisions for 2009 were approved, to review the final compensation programs pursuant to which 2009 compensation would be paid. It is the intention that, going forward, the Chief Risk Officer will continue to evaluate any new incentive arrangements for the NEOs and material arrangements for other employees and report periodically to the CMDS Committee.

Executive Equity Ownership Commitment.    Executive officers, including the Chairman of the Board, and the other members of senior management who are members of the Company’s Operating Committee are subject to an Equity Ownership Commitment that requires them to retain at least 75% of common stock and equity awards (less allowances for the payment of any option exercise price and taxes) made to them while they are on the Operating Committee (or for the Chairman, while he was on the Operating Committee and while Chairman). This commitment ties a portion of their net worth to the Company’s stock price and provides a continuing incentive for them to work towards superior long-term stock price performance. None of our executive officers have prearranged trading plans under SEC Rule 10b5-1.

Beneficial Ownership of Company Common Stock

Stock Ownership of Directors and Executive Officers.    We encourage our directors, officers and employees to own our common stock; owning our common stock aligns their interests with your interests as shareholders. All executive officers, including the NEOs, are subject to the Equity Ownership Commitment described above. Executive officers also may not engage in hedging strategies or sell short or trade derivatives involving Morgan Stanley securities.

The following table sets forth the beneficial ownership of common stock as of December 31, 2009 by each of our directors and NEOs, and by all our directors and executive officers as of December 31, 2009, as a group. As of December 31, 2009, none of the common stock beneficially owned by our directors and NEOs was pledged.

	Common Stock Beneficially Owned as of December 31, 2009

Name	Shares(1)	Underlying Stock Units(2)(3)	Subject to Stock Options Exercisable within 60 days(4)	Total(3)(5)
NAMED EXECUTIVE OFFICERS
John J. Mack	1,589,432	1,367,342	849,154	3,805,928
Colm Kelleher	60,558	217,283	248,057	525,898
Walid A. Chammah	5,481	664,025	700,543	1,370,049
Kenneth M. deRegt	343	54,086	156,788	211,217
James P. Gorman	124,203	507,237	411,758	1,043,198

DIRECTORS
Roy J. Bostock	28,695	30,735	—	59,430
Erskine B. Bowles	1,000	39,957	—	40,957
Howard J. Davies	2,000	30,787	7,049	39,836
James H. Hance, Jr.	23,649	3,655	—	27,304
Nobuyuki Hirano(6)	—	—	—	—
C. Robert Kidder	65,776	35,300	55,832	156,908
Donald T. Nicolaisen	—	25,610	—	25,610
Charles H. Noski	—	42,339	—	42,339
Hutham S. Olayan	—	34,258	—	34,258
Charles E. Phillips, Jr.	14,420	12,740	—	27,160
O. Griffith Sexton	633,868	33,107	—	666,975
Laura D. Tyson	27,478	10,267	46,090	83,835

ALL DIRECTORS AND EXECUTIVE OFFICERS AS OF DECEMBER 31, 2009 AS A GROUP (20 PERSONS)	2,719,918	3,734,091	2,571,736	9,025,745

(1) Each director, NEO and executive officer has sole voting and investment power with respect to his or her shares, except as follows: Mr. Mack’s beneficial ownership includes 536,400 shares held in grantor retained annuity trusts for which his spouse is the sole trustee; Mr. Gorman’s beneficial ownership includes 20,000 shares held in a grantor retained annuity trust for which he and his spouse are co-trustees; Mr. Bostock’s beneficial ownership includes 1,775 shares held by his spouse; and Mr. Bowles’ shares are held in a trust revocable by Mr. Bowles on 30 days notice.

(2) Shares of common stock held in the Trust corresponding to stock units. Directors and executive officers may direct the voting of the shares corresponding to their stock units. Voting by executive officers is subject to the provisions of the Trust described in “Voting Information – Submitting Voting Instructions for Shares Held in Your Name.”

(3) Excludes stock units granted on January 21, 2010 to the NEOs for services in 2009. The following table lists the number of stock units awarded to each NEO for 2009. These restricted stock unit (RSU) and performance stock unit (PSU) awards are described in greater detail in the CD&A.

Name	January 2010 Stock Unit Awards (#)
	RSUs	PSUs
John J. Mack	—	—
Colm Kelleher	103,824	80,521.00
Walid A. Chammah	128,335	96,861.40
Kenneth M. deRegt	78,757	63,871.75
James P. Gorman	194,590	97,295.47

(4) See the “Outstanding Equity Awards at Fiscal Year End Table” for additional information regarding stock options held by the NEOs as of December 31, 2009.

(5) Each NEO and director beneficially owned less than 1% of the shares of common stock outstanding. All executive officers and directors as a group as of December 31, 2009 beneficially owned less than 1% of the common stock outstanding.

(6) Mr. Hirano was elected to the Board pursuant to the Investor Agreement. See “Principal Shareholders” regarding MUFG’s beneficial ownership of Company common stock.

Principal Shareholders.    The following table contains information regarding the only persons we know of that beneficially own more than 5% of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent
Mitsubishi UFJ Financial Group, Inc.(1) 7-1, Marunouchi 2-chome Chiyoda-ku, Tokyo 100-8330, Japan	357,017,088	20.9%

State Street Corporation (State Street)(2) 225 Franklin Street, Boston, MA 02110	150,349,759	11.1%

FMR LLC(3) 82 Devonshire Street, Boston, MA 02109	89,568,077	6.589%

BlackRock, Inc. (BlackRock)(4) 40 East 52nd Street New York, NY 10022	73,558,367	5.41%

(1) Based on the number of outstanding shares of common stock of the Company as of January 31, 2010 (as reported in the 2009 Form 10-K) and MUFG’s beneficial ownership (as reported in a Schedule 13D Information Statement on October 23, 2008, as amended on October 30, 2008, May 22, 2009, June 11, 2009 and April 1, 2010) of 357,017,088 shares of common stock consisting of (1) 310,464,033 shares of common stock, assuming conversion of 7,839,209 shares of Series B Preferred Stock issued to MUFG on October 13, 2008, based on an initial conversion rate of 39.604 shares of common stock for each share of preferred stock representing an initial conversion rate of $25.25 per share of common stock; (2) 29,375,000 shares of common stock in connection with the Company’s registered public offering announced on May 7, 2009; and (3) 17,178,055 shares of common stock in connection with the Company’s registered public offering announced on June 2, 2009. This information assumes that MUFG has not disposed of any shares of common stock that it purchased in the Company’s registered public offerings during 2009. In addition, this information does not include 16,207,331 shares of common stock held by certain affiliates of MUFG as of March 23, 2010 in a fiduciary capacity as the trustee of trust accounts or as the manager of investment funds, other investment vehicles and managed accounts; MUFG has disclaimed beneficial ownership of such shares.

(2) Based on a review of the Schedule 13G Information Statement filed on February 12, 2010 by State Street and its subsidiaries, acting in various fiduciary and other capacities. The Schedule 13G discloses that State Street had shared voting power as to 150,051,005 shares and shared dispositive power as to 150,349,759 shares; that 99,424,373 of the 135,472,888 shares beneficially owned by State Street Bank and Trust Company, a subsidiary of State Street, are held as trustee and investment manager on behalf of the Trust; and that State Street disclaimed beneficial ownership of all shares reported in the Schedule 13G. The Schedule 13G discloses that the percentage of ownership reported therein was based upon the shares of common stock reported as issued and outstanding in our Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

(3) Based on a review of the Schedule 13G Information Statement filed on February 16, 2010 by FMR LLC, Edward C. Johnson 3d and Fidelity Management & Research Company (Fidelity), a wholly-owned subsidiary of FMR LLC. Certain of the shares listed above are beneficially owned by FMR LLC subsidiaries and related entities. The Schedule 13G discloses that members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC and that FMR LLC, Edward C. Johnson 3d and Fidelity, and their respective affiliates, have had sole voting power as to 12,654,279 shares and sole dispositive power as to 89,568,077 shares.

(4) Based on a review of the Schedule 13G Information Statement filed on January 29, 2010 by BlackRock. The Schedule 13G discloses that BlackRock completed its acquisition of Barclays Global Investors, NA and certain of its affiliates as of December 1, 2009 and that substantially all of such entities are now included as subsidiaries of BlackRock for purposes of the Schedule 13G. The Schedule 13G discloses that as of December 31, 2009, BlackRock had sole dispositive and sole voting power with respect to all beneficially owned shares reported therein.

Executive Compensation

Compensation Discussion and Analysis.    This Compensation Discussion and Analysis (CD&A) describes the Company’s executive compensation objectives and policies and analyzes the CMDS Committee’s decisions on NEO compensation in 2009. The CD&A is organized into four sections:

I.	Executive Summary

The financial services industry and the global economy have experienced an exceptional period of turmoil, shock and change during the recent economic crisis. The adverse market conditions fundamentally reshaped the competitive landscape and led to unprecedented governmental involvement in support of the financial sector, including the Company’s participation in the Troubled Asset Relief Program (TARP), which obligations the Company repaid in mid-2009.

Morgan Stanley understands evolving concerns in the new environment in which it is operating with respect to compensation and has made significant changes, including numerous changes to how it pays – and seeks to retain and motivate – its people. The CMDS Committee evaluated our executive compensation practices considering shareholder input and, in light of recent events, industry best practices, regulatory guidance, the Company’s performance and the wider economic environment, and fundamentally restructured year-end compensation for the Company’s employees. This included reducing the portion of bonuses paid in cash and increasing the portion of compensation that is deferred, creating at-risk performance stock units (PSUs) tied to three-year performance for senior executives and instituting a strengthened “clawback” provision.

Consistent with its pay-for-performance philosophy, the CMDS Committee in 2009 also moved further away from an executive compensation program focused largely on annual incentive awards toward one that is better balanced between fixed, short-term and long-term compensation. Awards are now more firmly tied to future performance, and risk management is now a more integrated part of compensation determinations. With a significant portion of executives’ incentive compensation paid in equity, executives are subject to market risk and their interests are aligned with shareholders.

In 2009, while Morgan Stanley delivered a strong operating performance across many of its businesses, revenues were significantly reduced by the narrowing of the Company’s credit spreads (a positive trend) and the resulting non-cash negative accounting impact. This had the effect of increasing the compensation-to-revenue ratio for the year to a historically high level, despite the fact that firm-wide per capita compensation was at its lowest level in the past seven years. The Company believes that this ratio was an anomaly in 2009 and does not expect this ratio to be at this level again.

II.	Compensation Program for 2009

A.	Executive Compensation Strategy for 2009. Morgan Stanley recognized the environment in which it operates, and adopted a number of changes to its compensation practices in 2009 that build on the compensation reforms announced last year and that are in accordance with the Company’s continuing commitment to balanced, long-term performance-based compensation, as highlighted below.

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We reduced the portion of bonuses paid in cash and increased the portion of bonuses paid with deferred long-term awards subject to market and cancellation risk.    In 2009, the portion of NEO compensation paid in cash was substantially reduced and the portion paid in deferred compensation was substantially increased. Mr. Gorman received his entire year-end bonus in deferred compensation. For other NEOs, the portion of incentive compensation paid in deferred compensation was increased to 72%, up from 36% in fiscal 2008. Of the deferred compensation, 20% was paid in at-risk PSUs and the remainder was paid in equal parts restricted stock units (RSUs) and deferred cash-based awards under the Morgan Stanley Compensation Incentive Program (MSCIP). A higher portion of the 2009 bonus was paid in equity, compared to 2008, further aligning a significant portion of our NEO’s compensation with shareholders’ interests by tying it directly to the Company’s stock price. These long-term incentive awards continue to be subject to the Company’s cancellation and clawback provisions, as described below.

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We introduced new “at-risk” performance-based stock units.    For 2009, the Company for the first time granted senior executives at-risk PSUs that deliver value only if the Company, after three years, meets objective performance targets. The Company was one of the first of its peers in the U.S. to incorporate performance units as part of their NEOs’ year-end bonus, and not as an additional component of compensation. The targets for the at-risk PSUs include return on average common equity over the three-year period and relative stock price performance over the same period. To the extent the Company does not achieve the performance targets set by the CMDS Committee at the time of grant, the NEOs will not receive shares under this program. The NEOs received 20% of their bonus in these PSUs, except for Mr. Mack. Details of this new long-term compensation program are outlined below.

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Mr. Mack did not receive a 2009 bonus; Mr. Gorman’s bonus was paid only in deferred compensation.    For 2009, Chairman and former CEO John J. Mack recommended to the CMDS Committee that he receive no year-end bonus, given the unique operating environment and government support for the industry this past year. Mr. Mack also received no year-end incentive compensation for 2008 or 2007. CEO James P. Gorman recommended to the CMDS Committee that he be paid no cash bonus for 2009, and the CMDS Committee decided that the 2009 year-end award for Mr. Gorman would be paid only in deferred compensation. Mr. Gorman received no year-end incentive compensation for 2008.

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We enhanced our “clawback” provision.    Morgan Stanley was the first major U.S. bank to enact a clawback that exceeded TARP requirements for a portion of year-end compensation in 2008. This clawback provision was further enhanced in 2009 to explicitly cover situations where there is (i) a substantial loss on a trading position or other holding or (ii) any loss on a trading position where an employee operated outside the risk parameters applicable to the trading position or other holding if, in either case, such position was a factor in that employee’s compensation determination. This provision applies to the deferred cash-based awards made to the NEOs under MSCIP.

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We improved the balance between fixed and variable pay.    Base salaries for the NEOs, other than for Mr. Mack, were increased in 2009 in order to move away from a compensation program dominantly focused on annual incentives and toward one that is balanced between fixed and variable compensation. The adjustments were also designed to raise base salary levels that were below several of our peer companies.

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We increased our focus on risk-adjusted compensation.    As described below, the CMDS Committee worked with the Company’s Chief Risk Officer and the CMDS Committee’s independent consultant in reviewing the Company’s compensation arrangements, including for the NEOs, to help ensure that the arrangements do not encourage unnecessary or excessive risk-taking that threatens the Company’s value or gives rise to risk that could have a material adverse effect on the Company.

B.	New “At Risk” Performance-Based Compensation Program for 2009. The CMDS Committee, in response to shareholder feedback, approved an at-risk PSU program under the Company’s 2007 Equity Incentive Compensation Plan. This program ties executive compensation to the Company’s long-term financial performance and further reinforces the NEOs’ accountability for the Company’s future financial and strategic goals by tying a greater portion of compensation directly to certain of the Company’s core financial metrics – return on equity and total shareholder return. Under this program, PSUs granted in 2010 will vest and convert to shares of Company common stock in 2013 only if the Company achieves predetermined performance goals over the next three years. Participants will receive no portion of the award if the minimum performance targets are not met. As with other equity compensation, shares received upon conversion of these PSUs will be subject to the 75% stock ownership commitment for senior executives. Grants under the program were made to the NEOs who received a bonus for 2009. The amounts granted to the NEOs – which constituted 20% of their total bonus – are provided below under “2009 Compensation Decisions.” The PSUs will not provide for voting rights before they are converted to Company stock. The awards will receive dividend equivalents in cash which will accumulate and pay out, if at all, when the underlying shares are paid to the NEOs based on the number of underlying shares actually earned.

The at-risk PSUs will be tied directly to the Company’s long-term core financial metrics – specifically:

1.	One-half of the target PSU award will be based on the Company’s return on average common shareholders’ equity (average ROE) over the three-year performance period. Average ROE will exclude the impact of debt-related credit spreads – representing the change in fair value of certain short-term and long-term borrowings, including structured notes and subordinated debentures, accounted for under the fair value option – that is included in net income and is attributable to changes in the Company’s own debt-related credit spreads. The number of at-risk PSUs ultimately earned will be determined by multiplying one-half of the target award by the multiplier according to the following grid:

MS 3-Year Average ROE*	Multiplier
18% or more	2.00
12%	1.00
7.5%	0.25
less than 7.5%	0.00

*	If average ROE is between two of the thresholds noted above, the number of PSUs earned will be determined by straight-line interpolation between the two thresholds.

2.	The other half of the award will be based on the Company’s total shareholder return (TSR) relative to the TSR of the members of the Comparison Group over the three-year period. The number of at-risk PSUs ultimately earned will be determined by multiplying one-half of the target award by the multiplier according to the following grid:

MS TSR Rank	Multiplier
1	2.00
2	1.75
3	1.50
4	1.25
5	1.00
6	0.75
7	0.50
8	0.25
9	0.00
10	0.00

*	If the composition of the Comparison Group is affected by a corporate event, the grid will be adjusted based on the number of members of the Comparison Group remaining at the end of the performance period.

The Comparison Group for this purpose includes: Bank of America Corp., Barclays Plc, Citigroup Inc., Credit Suisse Group, Deutsche Bank AG, Goldman Sachs Group Inc., JPMorgan Chase & Co., UBS AG and Wells Fargo & Company. This group represents the primary competitors in the Company’s lines of business, as well as the companies which compete with the Company for talent globally.

Except as described below, the at-risk PSUs will vest and convert following the end of the performance period only to the extent the foregoing performance measures are achieved. To the extent that an NEO voluntarily terminates his employment with the Company prior to January 1, 2013 (the scheduled vesting date), other than due to full career retirement, none of the units will vest and the entire award will be forfeited. If, prior to January 1, 2013, an NEO’s employment is involuntarily terminated (absent a cancellation event) or is terminated due to a disability, a pro rata portion of the at-risk PSUs will vest and convert to shares following the conclusion of the performance period once the CMDS Committee certifies to the performance. Similarly, if an NEO’s employment terminates due to full career retirement (defined in a similar manner as for purposes of the NEO’s 2009 year-end equity awards) during the first half of the performance period and the NEO does not engage in competitive activity (except for Mr. Gorman if he resigns for good reason), a pro rata portion of the at-risk PSUs will vest and convert to shares following the conclusion of the performance period once the CMDS Committee certifies to the performance. If an NEO’s employment terminates due to full career retirement during the second half of the performance period and the NEO does not engage in competitive activity (except in the case of Mr. Gorman if he resigns for good reason), the full award will vest and convert to shares following the conclusion of the performance period once the CMDS Committee certifies to the performance. In the event of a change in control of the Company, performance will be measured through the last day of the Company’s quarter preceding the change in control.

The at-risk PSUs remain subject to cancellation upon certain events until conversion. If, after payment of the PSUs, the CMDS Committee determines that the performance certified by the CMDS Committee was based on materially inaccurate financial statements, then such number of shares (or cash equivalent if the shares were transferred) shall be subject to clawback by the Company.

C.	Compensation Components and Design. The following table outlines the compensation and benefits elements provided to the Company’s NEOs for 2009.

Compensation Element	Description	Other Features and Comments
1. Base Salary	Reflects the executive’s experience and level of responsibility. Is intended to be competitive with salaries for comparable positions at competitors.	Reviewed annually and subject to change, if, among other reasons, the executive’s responsibilities change materially or there are changes in the competitive market environment.
2. Incentive Compensation
General Comments; Mix of Cash and Long-Term Incentives	For 2009, incentive compensation was comprised of cash bonus (other than for Messrs. Mack and Gorman), equity and MSCIP long-term incentive awards. The CMDS Committee approved a tiered incentive compensation formula for NEOs weighted toward long-term incentives. NEOs received approximately 72% of incentive compensation as a long-term incentive award, of which 20% was PSUs and the remainder was in equal parts RSUs and MSCIP awards.	In determining the 2009 formula for long-term incentive awards, the CMDS Committee considered a number of factors, including the environment and the Company’s pay-for-performance philosophy, and substantially increased the share of compensation that is deferred.
a. Equity Awards- PSUs	At-risk PSUs awarded to NEOs are earned if predetermined performance goals are achieved over a three-year period. Awards are tied directly to the Company’s long-term performance.

2009 equity and MSCIP awards are generally cancelable upon termination of employment if the NEO leaves the Company to join a competitor. As a result, the cost of leaving the Company to go to a competitor can be significant to the NEO. Similarly, a competitor who wants to recruit the NEO would incur a significant cost if it were to agree to replace the NEO’s canceled awards. Other cancellation provisions of 2009 awards include termination for cause, disclosure of proprietary information and solicitation of employees or clients.

NEOs’ year-end RSUs and MSCIP awards are considered vested upon grant and are subject to cancellation provisions. Awards are payable, and cancellation provisions lift, 50% two years after the grant and 50% three years after the grant. PSUs vest and pay out after a three-year performance period, based on achievement of pre-established targets. RSUs accumulate dividend equivalents that only pay if and when the underlying units convert to shares.

Shares received upon conversion are subject to the equity ownership commitment described above. Shares acquired from at-risk PSUs are subject to clawback if payment is based on materially inaccurate financial statements. MSCIP awards include the clawback provision described above.

b. Equity Awards- RSUs	Other than the PSUs, the balance of the 2009 equity award was awarded in the form of RSUs.
c. MSCIP Awards	These awards are cash-based deferred compensation awards, part of our mandatory long-term incentive program that offer participants the ability to notionally invest their awards in a range of notional investments, including cash-equivalents, funds that track the performance and characteristics of broad fixed income and equity market indices, passively-managed funds that track the performance of more specialized market segments, and actively-managed funds. Participants are unsecured general creditors of the Company with respect to their MSCIP balances.

Compensation Element	Description	Other Features and Comments
3. Voluntary Deferred Compensation Programs	The Company offers voluntary programs intended to provide employees with financial planning opportunities that are generally consistent with those offered by competitors. No Company contributions are made to these programs. Participants are unsecured general creditors of the Company with respect to their balances.	NEOs may defer a portion of their cash bonus on the same terms and conditions as other eligible employees. The programs in which the NEOs participate are described under the “Nonqualified Deferred Compensation Table.”
4. Pension and Retirement

The Company provides retirement benefits to its employees based on work jurisdiction. For example, in the U.S., this includes a tax-qualified 401(k) plan, a pension plan for eligible employees hired before July 1, 2007 and a retirement contribution to the 401(k) plan for such employees not eligible for the pension plan. Long-serving NEOs may also be eligible to participate in the Company’s global Supplemental Executive Retirement and Excess Plan (the SEREP).

The SEREP was originally intended to compensate for the limitations imposed by the Internal Revenue Service on qualified pension plan benefits and eligible pay and to help attract mid-career hires by compensating them for lost defined-benefit pension benefits as a result of leaving another firm.

We believe our current retirement and savings plans serve an important role in attracting senior executives, and that the grandfathering provisions under the pension plan and SEREP continue to help retain eligible executives.

When it was determined that SEREP benefits were no longer needed to remain competitive, the SEREP was generally closed to new participants.

Company contributions to defined contribution plans for NEOs are disclosed in the “All Other Compensation” column in the “Summary Compensation Table.”

Pension arrangements for NEOs are described under the “Pension Benefits Table.”

5. Health and Insurance Benefits	All NEOs participate in Company-sponsored health and insurance benefit programs available in the relevant jurisdiction.	In the U.S., higher-paid employees pay more to participate in the Company’s medical plan.
6. Personal Benefits	The Company provides limited personal benefits to certain of our NEOs. We believe these benefits are necessary for competitive and security reasons.

Mr. Mack entered into an aircraft time-share agreement with the Company in 2009 and, since entering into such agreement, has fully reimbursed the Company for the incremental cost of his personal use of the Company aircraft. Mr. Gorman entered into a similar arrangement as of January 1, 2010. The Company’s Board-approved policy authorizes the Chairman and the CEO to use Company aircraft when traveling by air.

Any personal benefits provided to NEOs are discussed under the “Summary Compensation Table.”

Compensation Element	Description	Other Features and Comments
7. Severance	NEOs are not contractually entitled to cash severance payments upon termination of employment, except with respect to prorated compensation due upon Mr. Mack’s death or disability (described in “Potential Payments Upon Termination or Change-in-Control”).	Upon retirement, NEOs may be eligible to participate in retiree medical coverage under the Morgan Stanley Medical Plan on the same basis as other retired employees.

III.	Compensation Objectives and Strategy

In order to attract and retain the industry’s top talent and build long-term value for shareholders, Morgan Stanley’s executive compensation program is designed to meet four key objectives:

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Attract and Retain Top Talent.    The Company competes for talent globally with commercial banks, brokerage firms, hedge funds and other companies offering financial services. The CMDS Committee determines executive compensation, in part, by monitoring competitive pay levels and structures and making sure our executive compensation programs are competitive across the industry. As part of the Company’s effort to retain top talent, our long-term incentive awards include payment and cancellation provisions to protect the Company’s interests and to encourage executives not to leave the Company for a competitor.

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Deliver Pay-for-Performance.    The core of our executive compensation program emphasizes variable incentive compensation that is clearly and appropriately linked to Company and individual performance. This approach encourages executives to balance increasing financial performance and shareholder value over the year with achievement of the Company’s strategic priorities. It is also designed to reward superior individual performance and promote a shared long-term view among our executive team.

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Align Executive Compensation with Shareholders’ Interests.    The Company delivers a significant portion of long-term incentive compensation in equity to align employee interests to increased shareholder value. As an employee’s compensation and responsibilities increase, a greater percentage of his or her incentive compensation, relative to other employees, is delivered as long-term incentive awards, rather than as an immediate cash bonus based on annual results. The CMDS Committee believes that linking incentive compensation to Company results over the year and delivering it partially as long-term awards that are subject to market and cancellation risk over the course of several years helps motivate executives to achieve both short- and long-term financial and strategic goals. In addition, executive officers and members of the Company’s Operating Committee are required to retain at least 75% of the common stock and equity awards received while they serve on the Committee (less allowances for any option exercise price and taxes). Executives are also prohibited from engaging in hedging strategies, selling short or trading derivatives with Company securities. These policies tie a significant portion of our executive officers’ compensation directly to the Company’s stock price. For 2009, the CMDS Committee substantially increased the percentage of total NEO compensation paid with long-term incentive awards, as described above. Further, 20% of any above-base compensation paid to the NEOs was in the form of at-risk PSUs, which only deliver value if the Company, after three years, meets specific performance targets, including average ROE levels and relative stock performance over the three-year period.

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Evaluate Risk-taking and Compensation Arrangements.    The CMDS Committee works with the Company’s Chief Risk Officer and the CMDS Committee’s independent consultant to help ensure that the structure and design of compensation arrangements do not encourage unnecessary and excessive risk-taking that threatens the Company’s interests or gives rise to risk that could have a material adverse effect on the Company. The CMDS Committee, together with the Chief Risk Officer, evaluated Morgan Stanley’s current compensation programs and considered the Chief Risk Officer’s determination that such programs do not encourage this kind of behavior, due in part to our (i) balance of fixed compensation and discretionary short- and long-term incentive compensation, (ii) use of both equity-based and cash-based long-term incentive programs, (iii) equity retention policy and (iv) awards that include cancellation and clawback provisions.

The CMDS Committee, along with its consultant and the Chief Risk Officer, will continue to review the Company’s compensation programs to ensure they are consistent with evolving best practices, applicable legal standards and the Company’s risk policies.

IV.	2009 Compensation Process and Decisions

A.	Factors Considered in 2009 Compensation Decisions

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Performance Priorities and Metrics.    At the beginning of 2009, in consultation with the full Board, the CMDS Committee approved specific performance priorities in two key areas: (1) Company financial performance and (2) client, product and business development.

1.	Company financial performance. The CMDS Committee established the following Company-wide financial performance criteria which, at the time they were approved, reflected the measures primarily focused upon in light of the then-current market conditions:

•	Absolute returns, as measured by return on equity;

•	Relative returns, as measured by return on equity and total shareholder return relative to a comparison group;

•	Absolute value, as measured by tangible book value; and

•	Absolute capital efficiency, as measured by the Company’s leverage ratio.

For 2009, the Company’s comparison group for purposes of setting the performance priorities included: Bank of America Corp., Citigroup Inc., Bank of New York Mellon Corp., Goldman Sachs Group Inc., JPMorgan Chase & Co., State Street Corp. and Wells Fargo & Company. At the time the performance priorities were established, the Company was one of the original participants in TARP, along with these seven banks and, therefore, determined to use these banks as its core competitor group for this purpose.

2.	Client, product and business development. The CMDS Committee set qualitative priorities for each of our primary business units. For Institutional Securities, they were client development as measured by market share data in global mergers and acquisitions, equity and fixed income underwriting and secondary market trading. For Global Wealth Management, they were productivity, profitability and retention. For Asset Management, they were achievement of asset flows and assets under management. Messrs. Mack, Chammah and Gorman are the NEOs who have responsibilities that directly affect these business units. To the extent the overall progress made with respect to these priorities was considered in determining their 2009 compensation, it is described under “CEO Performance” and “Other Executive Performance” under “B. Evaluating Company and Individual Performance,” below.

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Market Data and Review.    Throughout the year, the CMDS Committee reviewed analyses of competitors’ pay levels, including historical compensation data and consultant estimates of competitors’ 2009 compensation. This information considered by the CMDS Committee was either prepared or validated by its independent compensation consultant. The CMDS Committee did not target NEO compensation at a certain range compared to any peer group. The CMDS Committee also reviewed and discussed trends regarding executive compensation with its compensation consultant. In part, as a result of the information reviewed, the base salaries of the NEOs, other than Mr. Mack, were increased and the portion of compensation awarded in the form of long-term incentives was also increased.

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Relative Pay Considerations.    At year-end, the CMDS Committee reviewed the relative differences between the compensation for the NEOs and other executive officers of the Company as compared to similar differences in 2008.

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Compensation Expense Considerations.    Prior to determining individual NEO incentive compensation, the CMDS Committee reviewed and considered the relationship between Company performance and compensation expense. As discussed above, while the Company delivered a strong operating performance across many of its businesses in 2009, revenues were significantly reduced by the narrowing of the

Company’s credit spreads. This had the effect of increasing the compensation-to-revenue ratio for the year, despite the fact that firm-wide per capita compensation was at its lowest level in the past seven years.

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Input and Recommendations from the CEO, Independent Directors and CMDS Committee’s Consultant.    At the end of the year, Mr. Mack presented the CMDS Committee with a performance assessment and compensation recommendations for each NEO other than himself. The CMDS Committee reviewed these recommendations with its compensation consultant to assess whether they were reasonable compared with the market for executive talent and determined year-end compensation for NEOs in executive session. The CMDS Committee also considered input on NEO compensation from the other independent directors. The CMDS Committee also reviewed a report of Mr. Mack’s business and individual accomplishments during the year.

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Legislative Guidance.    Guidance issued in the United States and outside of the United States in respect of compensation, including with regard to the portion of compensation that should be deferred for certain populations, was considered by the CMDS Committee in making its compensation decisions. For example, the U.K. Financial Services Authority (FSA) required minimum deferral rates for certain executives and employees working in the United Kingdom. In many cases, particularly at the most senior levels, the deferral rate established by the CMDS Committee for the eligible population was higher than that prescribed by the FSA. In this case, the higher deferral rate was applied for the impacted employees, including Mr. Chammah.

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Applicable Rules.    The CMDS Committee considered the impact that the Company’s participation in TARP had on its position relating to Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation for certain executive officers (other than the CFO) that is more than $1 million, unless the compensation qualifies as “performance-based.” To qualify as “performance-based” compensation, the award must be based on objective, pre-established performance criteria approved by shareholders. Historically, the Company’s formula has imposed a cap of 0.5% of our adjusted pre-tax earnings on “performance-based” compensation paid to designated executives who may be subject to the Section 162(m) limit. Early in 2009, prior to repayment of our TARP obligation, when the CMDS Committee was considering approving the application of the formula to 2009 compensation, it was clear that at least a portion, if not all, of the compensation earned by our senior executive officers, even if “performance-based,” would not be deductible due to limitations under TARP. Accordingly, the Company did not approve the application of the formula for 2009 compensation.

B.	Evaluating Company and Individual Performance

The CMDS Committee evaluated 2009 performance on a year-over-year basis with respect to financial and other factors. For purposes of this evaluation, the CMDS Committee compared 2009 performance to our performance in 2008 on a calendar year basis. The CMDS Committee reviewed financial metrics such as profitability, absolute and relative returns and growth in revenues. Due to significant improvement in the Company’s credit spreads on certain of its long-term debt (debt-related credit spreads), net revenues in 2009 were reduced substantially by the related non-cash negative accounting impact. That contrasts with 2008 when deteriorating spreads resulted in the accounting value of our debt being reduced and our revenues increased. The CMDS Committee considered this impact when reviewing performance for both 2008 and 2009.

The CMDS Committee specifically considered the following factors in determining NEO incentive compensation:

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Company Financial Performance.    In December 2009, the CFO reviewed the Company’s year-over-year estimated financial performance for 2009 with the CMDS Committee. Before finalizing compensation decisions, the CMDS Committee reviewed the Company’s final financial results, including the following:

•	The Company ranked second among the comparison group (defined in IV.A. above) with respect to Total Shareholder Return;

•	The Company had revenues for 2009 of $23.3 billion, up 28% from 2008. Core revenues, excluding the negative impact of the debt-related credit spreads, were up 123% from 2008;

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The Institutional Securities business delivered revenues of $12.8 billion, up 15% from 2008. Revenues, excluding the negative impact of the debt-related credit spreads, were up over 200% from 2008; and

•	The Global Wealth Management business delivered net revenues of $9.4 billion, up 53% from 2008, primarily reflecting higher net revenues related to the joint venture with Smith Barney.

The CMDS Committee considered the financial results, excluding the negative impact of the debt-related credit spreads as appropriate, since the narrowing of such spreads is a positive factor in our business in the long-term as it reflects the market’s increased confidence in the Company. The narrowing of such spreads provides the Company with the ability to access debt markets at improved economic rates.

A detailed analysis of the Company’s financial and operational performance for 2009 is contained in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 of the 2009 Form 10-K.

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CEO Performance.    The Committee evaluated Mr. Mack’s strong leadership throughout an extraordinarily challenging year, as discussed below. Despite Mr. Mack’s exceptional leadership during the year, he recommended to the CMDS Committee that he not receive a bonus for the third year in a row and the CMDS Committee respected his decision. Mr. Mack’s accomplishments included:

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Substantially Improved Results for 2009:    Mr. Mack’s focus on carefully navigating the challenging market and strengthening Morgan Stanley’s industry-leading client franchise positioned the Company to deliver substantially improved results across many of the Company’s businesses. Excluding the impact of debt-related credit spreads, the Company’s revenues at a firm-wide level grew 123% from 2008, and the Institutional Securities and Global Wealth Management business units also showed strong revenue growth in 2009.

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Successful CEO Succession:    Working with the Board of Directors, Mr. Mack helped to drive a very thorough, deliberate and successful succession process that led to the election of, and seamless transition to, our new CEO, Mr. Gorman.

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Taking Prudent Steps to Enable Morgan Stanley to Cope with the Financial Crisis:    Mr. Mack was instrumental in taking action to secure necessary capital and liquidity, while repaying TARP funds and positioning the Company’s emergence from the financial crisis. Among other things, under Mr. Mack’s leadership, the Company continued to aggressively manage its risk exposures and strengthen our risk management function, substantially lower the Company’s leverage position and take strategic actions to further diversify our business mix – most notably, the Morgan Stanley Smith Barney joint venture.

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Forging and Closing the Morgan Stanley Smith Barney Joint Venture:    Mr. Mack committed Morgan Stanley to take the actions necessary to form the new joint venture with Smith Barney, which closed ahead of schedule and which created an industry-leading wealth management franchise with more than 18,000 high-quality financial advisors and $1.6 trillion in client assets as of the end of 2009.

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Restructuring and Repositioning the Asset Management Business:    Under Mr. Mack’s leadership, the Company has made important progress in restructuring and repositioning the asset management business for long-term success, including arranging for the sale of our retail asset management business to Invesco Ltd. Limiting our ownership stake in this transaction to approximately 10% allows the Company to focus on institutional asset management while still participating to an extent in the upside of a stronger combined retail company.

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Working Closely with Regulators, Public Officials and Industry Leaders:    Throughout the course of the credit crisis, Mr. Mack was the Company’s point person with the federal government, including the U.S. Treasury and the Federal Reserve as well as other regulators. Mr. Mack worked to facilitate transparency and to stabilize Morgan Stanley as it worked through the crisis.

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Repayment of TARP:    Because of the new capital raised, risk reduction and other strategic measures implemented over the past year under Mr. Mack’s leadership, the Company was able to repay its TARP obligations, while strengthening our balance sheet and capital and liquidity positions.

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Other Executive Performance.    The CMDS Committee weighed the Company’s overall financial performance and evaluated each of the other NEO’s individual contributions to the Company’s accomplishments in determining their compensation, including, for our NEOs with responsibilities that directly affect our primary business units, with regard to the progress made on the client, product and business development priorities of such units as described below:

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Mr. Gorman, Co-President:    The CMDS Committee considered Mr. Gorman’s efforts in leading the formation of the new joint venture with Citigroup, creating an industry-leading wealth management franchise as described above. Morgan Stanley Smith Barney is an important step forward as the Company builds its wealth management franchise, providing Morgan Stanley with the opportunity to further diversify its overall business mix, expanding its presence in this less capital-intense, higher margin, higher ROE business; realize substantial scale economies and cost synergies; capitalize on our capabilities of each of the Morgan Stanley and Smith Barney wealth management platforms; and increase its distribution network for capital markets and asset management products. The CMDS Committee also considered several key milestones achieved in 2009 in the Morgan Stanley Smith Barney integration that exceeded initial targets, including with respect to the identification of more than $1.1 billion in potential cost synergies and a less than 2% attrition rate for the top two quintile financial advisors. The CMDS Committee also evaluated Mr. Gorman’s role during 2009 in driving the restructuring of the asset management business. This effort included providing greater clarity and focus on the Company’s broad institutional client base, that included selling the retail asset management business, including Van Kampen, to Invesco Ltd. and implementing a strategic outsourcing partnership with State Street for portions of the Company’s operations and technology platform. Mr. Gorman also played an important role in building relationships with key institutional and corporate clients.

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Mr. Chammah, Co-President:    The CMDS Committee evaluated Mr. Chammah’s role in restructuring the Institutional Securities business to maintain and re-align its industry-leading client franchises consistent with the current environment. Despite challenging market conditions, the Institutional Securities business delivered revenues of $12.8 billion, up 15% from 2008. Revenues, excluding the negative impact of the debt-related credit spreads, were up over 200% from 2008. Strong investment banking results included underwriting revenues that were up 61% from the prior year and a #1 ranking in global announced and completed M&A. Sales & Trading revenues were up 17% from 2008, and excluding the debt-related credit spreads, were up more than five-fold from the prior year. Mr. Chammah also led the effort, along with Mr. Mack and other members of the Institutional Securities leadership team, to build out the client flow businesses and shift resources to businesses with the potential for more attractive risk-adjusted returns. This included hiring more than 350 professionals in the Company’s sales and trading business, including key senior leaders across fixed income, equities and prime brokerage, to build deeper and broader relationships with Morgan Stanley’s clients.

•

Mr. Kelleher, Chief Financial Officer:    The CMDS Committee evaluated Mr. Kelleher’s role in prudently and proactively managing the Company’s capital and liquidity and overseeing the reduction of risk and its balance sheet, which allowed the Company to repay its TARP obligation and still maintain a strong balance sheet and capital and liquidity positions. It also noted Mr. Kelleher’s contribution to the progress on the Company’s implementation of enhanced systems to facilitate the allocation of economic capital and measure returns on a risk-adjusted basis. The CMDS Committee also considered Mr. Kelleher’s continued and substantial efforts to communicate candidly with analysts and investors throughout the year, particularly during periods of extreme market turbulence.

•

Mr. deRegt, Chief Risk Officer:    The CMDS Committee evaluated Mr. deRegt’s key role in aggressively managing the Company’s risk exposures, including his assistance in helping to reduce legacy exposures, and strengthening our risk management function. Under Mr. deRegt’s leadership, risk polices, procedures, systems, limits and stress testing were enhanced and 100 new people were added to the Company’s risk management function, further evidencing the critical role of this function to the Company. The CMDS Committee also considered Mr. deRegt’s critical role with regulators in connection with the Company’s transition to a financial holding company and his increased stature within the organization, reporting to the CEO (and, effective January 1, 2010, to the Risk Committee) and becoming a member of our new Operating Committee. In addition, the CMDS Committee considered Mr. deRegt’s new role in assisting the CMDS Committee with the evaluation of the Company’s compensation programs from a risk perspective.

C.	2009 Compensation Decisions

The CMDS Committee’s compensation determinations for the NEOs for 2009 were as follows:

•

Base Salary.    The base salaries, in U.S. dollars, for Messrs. Mack, Kelleher, Chammah, deRegt and Gorman were $800,000, $628,476, $719,347, $634,932 and $734,247, respectively. Mr. Chammah’s base salary was £459,247 and Mr. Kelleher’s was £401,233. The amount of British pounds sterling was converted to U.S. dollars using the 2009 average of daily spot rates of £1 to $1.5664.

•	Incentive Compensation. As indicated above, Mr. Mack did not receive any bonus and, therefore, none of the following components, for 2009.

•

Cash Bonus.    Mr. Gorman did not receive a cash bonus for 2009. Messrs. Kelleher, Chammah and deRegt received $3,355,746, $3,834,922 and $2,873,014, respectively. Mr. Kelleher’s cash bonus was paid in British pounds sterling in the amount of £2,142,382. Mr. Chammah’s cash bonus was paid partly in British pounds sterling in the amount of £874,287 and partly in U.S. dollars in the amount of $2,465,471. With respect to the portions paid in British pounds sterling, the amount of U.S. dollars was converted to British pounds sterling using the 2009 average of daily spot rates of $1 to £.6384.

•

At-Risk Performance Stock Units.    For the first time, the Company granted senior executives at-risk PSUs that only deliver value if the Company, after three years, meets objective performance targets, as described above. To the extent the Company does not achieve the minimum performance targets set by the CMDS Committee at the time of grant, the NEOs will not receive shares under this program. The NEOs received 20% of their bonus in these PSUs. The target at-risk PSU awards for Messrs. Kelleher, Chammah, deRegt and Gorman were $2,361,246, $2,840,422, $1,873,014 and $2,853,151, respectively. These values reflect the number calculated by multiplying the target number of PSUs awarded by $29.3246, the volume-weighted average price of the Company’s common stock on the grant date, January 21, 2010.

•

MSCIP and Restricted Stock Units.    The remainder of the NEOs’ bonus was paid in equal parts cash-based deferred compensation awards under MSCIP and RSUs, each in an amount of: $3,044,619, $3,763,383, $2,309,520 and $5,706,301, for Messrs. Kelleher, Chammah, deRegt and Gorman, respectively. As stated above, the cash-based deferred compensation awards under MSCIP are subject to a clawback provision, which was further enhanced in 2009. Among other events, the 2009 clawback provision explicitly covers situations where there is (i) a substantial loss on a trading position or other holding or (ii) any loss on a trading position or holding where an employee operated outside the risk parameters applicable to the trading position or other holding, if, in either case, such position was a factor in that employee’s compensation determination. The RSUs are payable, and subject to cancellation provisions until, two years after the grant for 50% of the award and three years after the grant for the remaining 50% of the award. The number of RSUs awarded was determined by dividing the dollar value of the award by $29.3246, the volume-weighted average price of the Company’s common stock on the grant date, January 21, 2010, and rounding down to the nearest whole number. Fractional shares were paid in cash to the NEOs.

Compensation, Management Development and Succession Committee Report.

We, the Compensation, Management Development and Succession Committee of the Board of Directors of Morgan Stanley, have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

Respectfully submitted,

C. Robert Kidder, Chair (through December 31, 2009)

Erskine B. Bowles

Donald T. Nicolaisen

Summary Compensation Table.    The following table summarizes the compensation of our named executive officers in the format specified by the SEC. Our NEOs are our 2009 Chief Executive Officer, 2009 Chief Financial Officer and the three other most highly compensated executive officers as determined by their total compensation for the year ended December 31, 2009 set forth in the table below, excluding, in accordance with SEC rules, the amount in the column captioned “Change in Pension Value and Nonqualified Deferred Compensation Earnings.” Pursuant to recently amended SEC rules, the following table is required to include for a particular year only those stock awards and option awards granted during the year, rather than awards granted after year-end that were awarded for performance in that year. Our equity awards relating to services in a year are made shortly after year-end. Therefore, compensation in the table includes not only non-equity compensation earned for services in the applicable year but, in the case of stock awards and option awards, compensation earned for performance in prior years but granted in the years (or during the December 2008 transition period) reported in the table.

2009 Summary Compensation Table

Name and Principal Position*	Year(1)	Salary ($)(2)		Bonus ($)(3)		Stock Awards ($)(4)(5)		Option Awards ($)(4)(6)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
John J. Mack	2009	800,000	(9)	—	(10)	—		—		310,425	139,241	1,249,666
Chairman and Chief Executive Officer	Dec. 2008	67,945		—		—		—		572,953	32,527	673,425
	2008	800,000		—	(10)	—		—		—	435,097	1,235,097
	2007	800,000		—	(10)	36,179,923	(10)	4,031,395	(10)	391,844	399,153	41,802,315

Colm Kelleher	2009	628,476	(11)	6,400,365	(12)	—		—		56,821	2,411,959	9,497,621
Chief Financial Officer	Dec. 2008	27,775	(11)	—		706,864		—		329,578	61,630	1,125,847
	2008	322,903		3,970,219		4,430,553		—		176,634	2,200,303	11,100,612
	2007	339,603		6,929,843		2,456,633		2,767,300		170,100	1,780,738	14,444,217

Walid A. Chammah	2009	719,347	(11)	7,598,305	(13)	—		—		482,245	1,222,072	10,021,969
Co-President	Dec. 2008	41,031	(11)	—		—		—		242,498	55,457	338,986
	2008	322,903		—	(10)	8,834,808	(10)	—		12,898	823,608	9,994,217

Kenneth M. deRegt	2009	634,932		5,182,534		—		—		44,949	6,100	5,868,515
Chief Risk Officer

James P. Gorman	2009	734,247		5,706,301		—		—		49,372	6,100	6,496,020
Co-President

*  On January 1, 2010, Mr. Gorman became President and Chief Executive Officer. At such time, Mr. Mack ceased to be Chief Executive Officer, but continues as Chairman of the Board of the Company. On January 1, 2010, Mr. Kelleher became Co-President of Institutional Securities and Mr. Chammah became Chairman and Chief Executive Officer of Morgan Stanley International.

(1) For Mr. Chammah, compensation is not shown for fiscal 2007 because he was not a named executive officer in fiscal 2007. For Messrs. deRegt and Gorman, compensation is not shown for the December 2008 transition period, fiscal 2008 or fiscal 2007 because they were not named executive officers in such periods.

(2) Includes elective deferrals to the Company’s employee benefit plans.

(3) Includes elective deferrals to the Company’s employee benefit plans. For 2009, includes 2009 annual cash bonus amounts paid in February 2010 and amounts awarded in January 2010 under MSCIP for performance in 2009:

Name	2009 Cash Bonus ($)	2009 MSCIP Award ($)	Total ($)
John J. Mack	—	—	—
Colm Kelleher	3,355,746	3,044,619	6,400,365
Walid A. Chammah	3,834,922	3,763,383	7,598,305
Kenneth M. deRegt	2,873,014	2,309,520	5,182,534
James P. Gorman	—	5,706,301	5,706,301

The 2009 MSCIP awards are scheduled to be distributed according to the following schedule: 50% on February 2, 2012 and 50% on February 2, 2013, and are subject to cancellation and clawback. For further details on MSCIP awards, see the CD&A.

No cash bonuses were awarded with respect to the December 2008 transition period.

(4) Represents aggregate grant date fair value for awards granted during the applicable period determined in accordance with the applicable accounting guidance for equity-based awards. Therefore, values disclosed for RSUs and stock options in the table include the values for awards granted during the applicable period for the prior year’s service. Also, for this reason, the “Option Awards” column for fiscal 2007 includes values, even though no stock options were awarded to the NEOs for performance during fiscal 2007.

(5) The aggregate grant date fair value of RSUs included in the table is based on the volume-weighted average price of the common stock on the grant date, as determined in accordance with applicable accounting guidance for equity-based awards. For further information on the valuation of the Company’s RSUs, see note 2 to the consolidated financial statements included in the 2009 Form 10-K. No RSUs were awarded to the NEOs with respect to the December 2008 transition period.

(6) No stock options were awarded to the NEOs with respect to 2009, the December 2008 transition period, fiscal 2008 or fiscal 2007. Stock options were awarded in fiscal 2007 for performance in fiscal 2006. The value set forth in the table for Messrs. Mack and Kelleher related to stock options for fiscal 2007 represents:

•	The aggregate grant date fair value of stock options granted in fiscal 2007, as determined in accordance with the applicable accounting guidance for equity-based awards.

•

The incremental fair value, computed in accordance with the applicable accounting guidance for equity-based awards, with respect to the equitable adjustment of outstanding stock options to reflect the spin-off of Discover Financial Services in 2007.

For further information on the Company’s accounting for stock-based compensation and for the assumptions used to value the Company’s stock options, see notes 2 and 18 to the consolidated financial statements included in the 2009 Form 10-K.

As of December 31, 2009, all outstanding Company stock options held by our NEOs had no intrinsic value because the exercise price of each stock option was greater than $29.60, the closing price of the Company’s common stock on December 31, 2009.

(7) The following table lists the change in pension value and the amount of any above-market earnings on nonqualified deferred compensation plans for the NEOs for 2009 and, as applicable, the December 2008 transition period. Negative amounts included below are reflected as having zero value in the Summary Compensation Table.

Name	2009 Change in Pension Value ($)(a)	December 2008 Change in Pension Value ($)(a)	2009 Above-Market Earnings on Nonqualifed Deferred Compensation ($)(b)	December 2008 Above- Market Earnings on Nonqualifed Deferred Compensation ($)(b)
John J. Mack	(135,682)	572,953	310,425	—
Colm Kelleher	(134,267)	329,578	56,821	—
Walid A. Chammah	193,242	242,498	289,003	—
Kenneth M. deRegt	36,209	— (c)	8,740	— (c)
James P. Gorman	11,359	— (c)	38,013	— (c)

(a)

The “2009 Change in Pension Value” and “December 2008 Change in Pension Value” equals the aggregate increase from December 31, 2008 to December 31, 2009 and November 30, 2008 to December 31, 2008, respectively, in the actuarially determined present value of the accumulated benefit under the Company-sponsored defined benefit pension plans during the measurement period. Mr. Mack experienced a decrease in the present value of his accumulated benefits from December 31, 2008 to December 31, 2009 primarily due to: (1) the increase in the discount rates described below, (2) the change in the applicable mortality tables described below and (3) the loss of the early retirement subsidy as he attained age 65. Mr. Kelleher experienced a decrease in the present value of his accumulated benefits under the SEREP primarily due to the improved investment performance of his defined contribution account under the U.K. Pension Plan, which offsets the SEREP. See the “Pension Benefits Table.” Changes in present value also reflect the effect of an additional month or year, as applicable, of pension accrual. The present value at December 31, 2009 is based on PPA generational annuitant mortality tables and discount rates of 6.05% for the Morgan Stanley Employees Retirement Plan (ERP) and 6.06% and 5.95% for the SEREP. The present values at December 31, 2008 for ERP and SEREP are based on a 5.87% discount rate and the RP-2000 White Collar Combined Mortality Table projected to 2015 with Scale AA, for Males and Females. The present values at November 30, 2008 are based on a 7.52% discount rate and the RP-2000 White Collar Combined Mortality Table projected to 2015 with Scale AA, for Males and Females. Present values are determined using an interest-only discount before retirement. Post-retirement discounts are based on interest and mortality. For each plan, the assumed benefit commencement date is the earliest age at which the executive can receive unreduced benefits under that plan or current age, if greater.

(b)

The “Above-Market Earnings on Nonqualifed Deferred Compensation” for 2009 and the December 2008 transition period equals the aggregate increase, if any, in the value of the NEOs’ accounts under the Company’s nonqualified deferred compensation plans at December 31, 2009 (without giving effect to any distributions made during 2009) from January 1, 2009 that are attributable to above-market earnings and at December 31, 2008 (without giving effect to any distributions made during December 2008) from December 1, 2008 that are attributable to above-market earnings, respectively. Above-market earnings represent the difference between market interest rates determined pursuant to SEC rules and the earnings credited on deferred compensation.

(c)	Messrs. deRegt and Gorman were not named executive officers in the December 2008 transition period.

(8) The “All Other Compensation” column for 2009 and the December 2008 transition period includes, (a) contributions made by the Company under our qualified defined contribution plans with respect to each such period and (b) perquisites and other personal benefits, as detailed below. Perquisites are valued based on the aggregate incremental cost to the Company. Any of the perquisites and other personal benefits listed below but not separately quantified do not individually exceed the greater of $25,000 or 10% of the total amount of all perquisites received by the NEO. In addition, our NEOs may participate on the same terms and conditions as other investors in investment funds that we may form and manage primarily for client investment, except that we may waive or lower applicable fees and charges for our employees.

(a)

The Company contributions to the Morgan Stanley U.K. Group Pension Plan for Mr. Kelleher during 2009 and the December 2008 transition period totaled £33,000 ($51,690) and £2,750 ($4,088), respectively. The amount of British pounds sterling was converted to U.S. dollars using the 2009 average of daily spot rates of £1 to $1.5664 and the December 2008 average of daily spot rates of £1 to $1.4865, respectively. For each of Messrs. Mack, deRegt and Gorman, the Company’s 401(k) matching contribution for 2009 was $6,100 and was allocated to the Morgan Stanley stock fund.

(b)

Mr. Mack entered into an aircraft time-sharing agreement with the Company in 2009 and since entering into such agreement has fully reimbursed the Company for the cost of his personal use of the Company aircraft up to the maximum amount permitted by federal aviation regulations, which, in 2009, allowed Mr. Mack to reimburse all incremental costs incurred since entering into the time-sharing agreement. The Company’s Board-approved policy authorizes the Chairman to use the Company aircraft when traveling by air whenever feasible. Mr. Mack’s amounts disclosed in this Summary Compensation Table for 2009 and the December 2008 transition period include $127,491 and $32,124, respectively, reflecting Mr. Mack’s personal use of Company aircraft prior to entering into the time-sharing agreement. The value of personal use of Company aircraft includes variable costs incurred in connection with personal flight activity, and does not include fixed costs of owning and operating the Company aircraft. The value was calculated for 2009 and the December 2008 transition period based on the incremental cost of personal travel, including: landing, parking and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses per hour of flight; maintenance, parts and external labor per hour of flight; and customs, foreign permits and similar fees. The amounts reported for both 2009 and the December 2008 transition period also include amounts related to security provided to Mr. Mack, based on actual costs, and personal use of a Company-furnished car.

Mr. Kelleher is covered by Morgan Stanley’s overseas assignment policy, which is designed to eliminate any financial detriment or gain from the overseas assignment. Mr. Kelleher’s amounts include $2,360,269 in 2009 and $57,542 in the December 2008 transition period related to his overseas assignment and his entitlements under the policy, including housing expenses, expatriate equalization payments related to taxes, financial advisory and tax planning services, reimbursement for educational costs and cost-of-living adjustments.

Mr. Chammah is covered by a modified expatriate package with Morgan Stanley regarding his transfer to the UK. Mr. Chammah’s amounts include $684,390 for 2009 (converted from British pounds sterling to U.S. dollars using the 2009 average of daily spot rates of £1 to $1.5664) and $54,930 for December 2008 (converted from British pounds sterling to U.S. dollars using the December 2008 average of daily spot rates of £1 to $1.4865) related to his modified expatriate package. The amounts reported for both periods also include amounts related to personal use of a Company-furnished car. The amount reported for 2009 also includes financial advisory and tax planning services, personal use of Company aircraft and an estimated expatriate equalization payment of $487,000 related to taxes. The estimated expatriate equalization payment is only an estimate based on the most recent information available and the cost to the Company may ultimately differ from the amount disclosed herein.

(9) Mr. Mack’s employment agreement provides that his annual base salary cannot be less than $775,000, the base salary provided to our CEO who immediately preceded him.

(10) Mr. Mack did not receive any bonus for 2009, fiscal 2008 or fiscal 2007 and Messrs. Chammah and Gorman did not receive any bonus for fiscal 2008. For Mr. Mack, the amounts in the Stock Awards and Option Awards columns for fiscal 2007 relate to equity awards granted with respect to fiscal 2006 performance (and with respect to the Option Awards column, amounts related to an equitable adjustment of outstanding options as described in footnote 6 above).

(11) Mr. Kelleher’s base salary was £401,233 for 2009 and £18,685 for the December 2008 transition period and Mr. Chammah’s base salary was £459,247 for 2009 and £27,603 for the December 2008 transition period. The amount of British pounds sterling was converted to U.S. dollars using the 2009 average of daily spot rates of £1 to $1.5664 and December 2008 daily spot rates of £1 to $1.4865, as applicable.

(12) Mr. Kelleher’s 2009 cash bonus paid in February 2010 was $3,355,746, and was paid in British pounds sterling in the amount of £2,142,382. The amount of U.S. dollars was converted to British pounds sterling using the 2009 average of daily spot rates of $1 to £.6384.

(13) Mr. Chammah’s 2009 cash bonus paid in February 2010 was $3,834,922, a portion of which was paid in British pounds sterling in the amount of £874,287 and a portion of which was paid in U.S. dollars in the amount of $2,465,471. With respect to the portion paid in British pounds sterling, the amount of U.S. dollars was converted to British pounds sterling using the 2009 average of daily spot rates of $1 to £.6384.

Grants of Plan-Based Awards Table.    The following table sets forth information with respect to the RSUs granted under the Morgan Stanley 2007 Equity Incentive Compensation Plan to the applicable NEOs during the December 2008 transition period for fiscal 2008 performance. No equity awards were granted to our NEOs during 2009. The table does not include equity awards granted to our NEOs in January 2010 for performance in 2009.

2009 Grants of Plan-Based Awards Table(1)

Name	Period	Grant Date (mm/dd/yyyy)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
John J. Mack	2009	—	—	—	—	—
	Dec 2008	—	—	—	—	—

Colm Kelleher	2009	—	—	—	—	—
	Dec 2008	12/18/2008	41,997	—	—	706,864

Walid A. Chammah	2009	—	—	—	—	—
	Dec 2008	—	—	—	—	—

Kenneth M. deRegt	2009	—	—	—	—	—

James P. Gorman	2009	—	—	—	—	—

(1) The award included in this table was previously disclosed in the table that appears in the CD&A of the 2009 proxy statement and is disclosed in the “Stock Awards” column of the “Summary Compensation Table,” the “Option Exercises and Stock Vested Table,” and the “Nonqualified Deferred Compensation Table” in this proxy statement.

(2) The RSUs are scheduled to convert to shares according to the following schedule: 50% in 2011 and 50% in 2012. The NEO is entitled to receive dividend equivalents on the RSUs, which are paid currently and may be paid in cash, shares of our common stock, or a combination thereof, at the Company’s discretion. The NEO may direct the vote of the shares underlying the RSUs. The NEO is retirement-eligible under the award terms and, therefore, the awards are considered vested at grant; however, the RSUs are subject to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. For further details on cancellation of awards, see “Potential Payments Upon Termination or Change-in-Control.”

(3) Represents the aggregate grant date fair value, in accordance with the applicable accounting guidance for equity-based awards, of the RSUs. The aggregate grant date fair value of the RSUs is based on $16.8313, the volume-weighted average price of the common stock on the grant date. For further information on the valuation of the Company’s RSUs, see note 2 to the consolidated financial statements included in the 2009 Form 10-K.

Outstanding Equity Awards at Fiscal Year End Table.    The following table discloses the number of shares covered by unexercised stock options and unvested RSUs held by our NEOs on December 31, 2009. Each NEO is retirement-eligible under his RSU award terms and, therefore, all of his outstanding RSU awards are considered vested and, in accordance with SEC rules, are not included in this table. Outstanding RSUs held by the NEOs on December 31, 2009 are disclosed in the “Nonqualified Deferred Compensation Table.” As of December 31, 2009, the stock options held by the NEOs had no intrinsic value because the exercise price of each stock option was greater than $29.60, the closing price of the Company’s common stock on December 31, 2009.

2009 Outstanding Equity Awards at Fiscal Year End Table

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date (mm/dd/yyyy)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
John J. Mack	325,664	—	51.1836	1/2/2010	—	—
	313,238	—	55.6085	1/2/2011
	105,126	105,126	66.7260	12/12/2016

Total	744,028	105,126

Colm Kelleher					—	—
	13,429	—	55.6085	12/2/2010
	27,101	—	48.5345	12/2/2011
	22,775	—	36.2209	12/2/2012
	40,201	—	47.1909	12/2/2013
	72,275	72,276	66.7260	12/12/2016

Total	175,781	72,276

Walid A. Chammah	35,349	—	51.1836	1/2/2010	—	—
	27,985	—	55.6085	1/2/2011
	63,355	—	48.5345	1/2/2012
	70,036	—	48.1891	1/2/2012
	276,705	—	40.6569	1/2/2012
	74,542	—	36.2209	1/2/2013
	88,999	—	47.1909	1/2/2014
	31,786	31,786	66.7260	12/12/2016

Total	668,757	31,786

Kenneth M. deRegt	156,788	—	51.1836	1/2/2010	—	—

Total	156,788	—

James P. Gorman	354,986	—	51.7552	2/17/2016	—	—
	28,386	28,386	66.7260	12/12/2016

Total	383,372	28,386

(1) The stock option awards in this table, all of which are vested, became exercisable as shown in the following table:

Option Expiration Date (mm/dd/yyyy)	Exercise Schedule
1/2/2010	75% of the award became exercisable on 1/2/2000. The remaining 25% became exercisable on 1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2005.
12/2/2010	100% of the award became exercisable on 1/2/2003. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2006.
1/2/2011
12/2/2011	100% of the award became exercisable on 1/2/2004. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.
1/2/2012

With respect to Mr. Chammah’s award of 63,355 stock options, 100% of the award became exercisable on 1/2/2004. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.

With respect to Mr. Chammah’s award of 70,036 stock options, 100% of the award became exercisable on 1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.

With respect to Mr. Chammah’s award of 276,705 stock options, the award became exercisable in three equal installments on 1/2/2003, 1/2/2004 and 1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2007.

12/2/2012	100% of the award became exercisable on 1/2/2005. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2008.
1/2/2013
12/2/2013	50% of the award became exercisable on 1/2/2006 and 50% of the award became exercisable on 1/2/2007. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2009.
1/2/2014
2/17/2016	60% of the award became exercisable on 2/17/2006 and 40% of the award became exercisable on 2/16/2007.
12/12/2016	50% of the award became exercisable on 1/2/2009 and 50% of the award became exercisable on 1/2/2010. The shares acquired upon exercise were subject to cancellation and transfer restrictions until 1/2/2010.

(2) Stock options were granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant and were subsequently equitably adjusted to reflect the spin-off of Discover Financial Services.

Option Exercises and Stock Vested Table.    The following table contains information about RSUs held by the applicable NEOs that vested during the December 2008 transition period. No RSUs held by the NEOs vested during 2009 and no stock options were exercised during 2009 or the December 2008 transition period. Equity awards granted for fiscal 2008 performance are reported below because they were granted during the December 2008 transition period, and are considered vested at grant. These RSUs are also disclosed in the “Stock Awards” column of the “Summary Compensation Table,” the “Grants of Plan-Based Awards Table” and the “Nonqualified Deferred Compensation Table.” The table does not include equity awards granted in January 2010 for performance in 2009.

2009 Option Exercises and Stock Vested Table

		Option Awards		Stock Awards
Name	Period	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
John J. Mack	2009	—	—	—	—
	Dec 2008	—	—	—	—

Colm Kelleher	2009	—	—	—	—
	Dec 2008	—	—	41,997	706,864

Walid A. Chammah	2009	—	—	—	—
	Dec 2008	—	—	—	—

Kenneth M. deRegt	2009	—	—	—	—

James P. Gorman	2009	—	—	—	—

(1) Consists of RSUs that were granted on December 18, 2008 for fiscal 2008 performance. The RSUs are scheduled to convert to shares according to the following schedule: 50% in 2011 and 50% in 2012. The NEO is retirement-eligible under the award terms and, therefore, the awards are considered vested at grant; however, these RSUs remain subject to cancellation until the scheduled conversion date and the underlying shares have not yet been delivered. For further details on the cancellation of awards, see “Potential Payments Upon Termination or Change-in-Control.”

(2) The value realized represents the aggregate grant date fair value, in accordance with the applicable accounting guidance for equity-based awards, of the RSUs. The aggregate grant date fair value of the RSUs is based on $16.8313, the volume-weighted average price of the common stock on the grant date.

Pension Benefits Table.    The table below discloses the present value of accumulated benefits payable to each of the NEOs and the years of service credited to each NEO under the Company’s defined benefit retirement plans as of December 31, 2009.

2009 Pension Benefits Table

Name	Plan Name(1)	Number of Years Credited Service		Retirement Age for Full Benefits	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
John J. Mack	Morgan Stanley Employees Retirement Plan	32		65	1,263,275	—
	Morgan Stanley Supplemental Executive Retirement and Excess Plan	35	(3)	65	3,241,420	—

Colm Kelleher	Morgan Stanley U.K. Group Pension Plan	7	(4)	60	118,902	—
	Morgan Stanley Supplemental Executive Retirement and Excess Plan	20		60	537,912	—

Walid A. Chammah	Morgan Stanley Employees Retirement Plan	15		65	217,858	—
	Morgan Stanley Supplemental Executive Retirement and Excess Plan	16		60	1,007,109	—

Kenneth M. deRegt	Morgan Stanley Employees Retirement Plan	21		60	360,405	—
	Morgan Stanley Supplemental Executive Retirement and Excess Plan	22		60	827,288	—

James P. Gorman	Morgan Stanley Employees Retirement Plan	3	(5)	65	31,820	—

(1) Benefits under the SEREP are shown even if the eligibility requirements (i.e., grandfathered group, age 55, five years of service, and age plus service totals at least 65) have not been met as of the current date. See the discussion under “Supplemental Executive Retirement and Excess Plan” following this table.

(2) The present value at December 31, 2009 is based on PPA generational annuitant mortality tables and discount rates of 6.05% for the ERP and 6.06% and 5.95% for the SEREP. Present values are determined using an interest-only discount before retirement. Post-retirement discounts are based on interest and mortality. The assumed benefit commencement date is the earliest age at which the executive can receive unreduced benefits or current age, if greater.

(3) Under the terms of the Company’s employment agreement with Mr. Mack, for purposes of determining Credited Service under the SEREP, Mr. Mack is treated as if he had not terminated employment with the Company in 2001. This adjustment adds four years to Mr. Mack’s otherwise calculated Credited Service. The maximum number of years of Credited Service under the SEREP is 35. The present value of the benefit that results from the additional years of Credited Service is $379,482. This amount is included in his Present Value of Accumulated Benefits shown in this table.

(4) Mr. Kelleher participates in the Morgan Stanley U.K. Group Pension Plan (U.K. Pension Plan), a defined contribution plan that provided defined benefit pension accruals until October 1, 1996. As of October 1, 1996, Mr. Kelleher’s accrued defined benefit under the U.K. Pension Plan was converted to an account balance, the value of which is £55,940 ($106,254) as of December 31, 2009. If the value of the account balance relating to the pre-October 1996 portion of Mr. Kelleher’s U.K. Pension Plan benefit, adjusted for investment experience until the payment date, is greater than the value of the guaranteed minimum pension under the U.K. Pension Plan, no defined benefit pension is payable. If the value of the guaranteed minimum pension, determined in accordance with U.K. laws, is greater than the value of the adjusted account balance, the guaranteed minimum pension is payable, in addition to any defined contribution amount payable for the period after September 30, 1996. Mr. Kelleher had seven years of credited service in the U.K Pension Plan at the time his accrued benefit was converted to an account balance. The amount shown in the table for Mr. Kelleher does not include defined contribution benefits that were accrued after September 30, 1996. The amount of British pounds sterling was converted to U.S. dollars using the 2009 average of daily spot rates of £1 to $1.5664.

(5) Mr. Gorman will not be vested in the ERP until completion of five years of vesting service.

The following is a description of the material terms with respect to each of the plans referenced in the table above.

Employees Retirement Plan

Substantially all of the U.S. employees of the Company and its U.S. affiliates hired before July 1, 2007, other than certain employees in the Company’s mortgage business, are covered after one year of service by the ERP, a non-contributory, defined benefit pension plan that is qualified under Section 401(a) of the Internal Revenue Code. Annual benefits are equal to 1% of eligible earnings plus 0.5% of eligible earnings in excess of Social Security covered compensation for each year of service. Eligible earnings generally include all taxable compensation, other than certain equity-based and nonrecurring amounts, up to $170,000 per year. ERP participants who, as of January 1, 2004, had age plus service equal to at least 65 and who had been credited with five years of service, receive benefits determined under the ERP’s pre-2004 benefit formula, if greater. Pre-2004 benefits equal 1.15% of final average salary, plus 0.35% of final average salary in excess of Social Security covered compensation, in each case multiplied by Credited Service up to 35 years, where final average salary is base salary, up to specified limits set forth in the ERP, for the highest paid 60 consecutive months of the last 120 months of service. Benefits are payable as an annuity at age 65 (or earlier, subject to certain reductions in the amounts payable). Under the pre-2004 provisions of the ERP, benefits are payable in full at age 60 and reduced 4% per year for retirement between ages 55 and 60 for employees who retire after age 55 with ten years of service. The ERP was closed to new participants, effective July 1, 2007, and was replaced by a retirement contribution to the Company’s 401(k) Plan. Messrs. Mack, Chammah, deRegt and Gorman participated in the ERP during 2009. Mr. Mack is eligible for retirement under the ERP. Mr. Chammah is eligible for early retirement under the ERP.

Supplemental Executive Retirement and Excess Plan

Messrs. Mack, Kelleher, deRegt and Chammah participate in the SEREP. The SEREP is an unfunded, nonqualified plan. Credited service is counted starting from the first day of the month after the hire date, except that for certain excess benefits Credited Service begins after one year of service. The SEREP provides benefits not otherwise provided under the ERP because of limits in the ERP or Internal Revenue Code on eligible pay and benefits, certain grandfathered benefits not otherwise payable under the ERP and supplemental retirement income (unreduced at age 60) for eligible employees after offsetting other Company-provided pension benefits and pension benefits provided by former employers. The supplemental benefit, before offsets, equals 20% of final average salary plus 2% of final average salary per year after five years (up to 50% cumulatively) plus 1% of final average salary per year after 25 years (up to 60% cumulatively), where final average salary is base salary for the highest paid 60 consecutive months of the last 120 months of service, up to a maximum annual benefit payable of $140,000 at age 60, reduced by 4% per year for payments beginning before age 60. For Mr. Kelleher, the value of his supplemental benefit will vary based on the investment performance of his defined contribution account under the U.K. Pension Plan, which offsets this benefit. The SEREP was restricted effective January 1, 2004 to allow only “grandfathered” employees who as of that date met certain eligibility criteria to benefit from the plan. Grandfathering in this plan was provided to all similarly situated eligible employees and may be provided to other employees with the approval of the CMDS Committee. Benefits may be paid in various actuarially equivalent forms of annuity. Other than for small balances, no lump sums are available under this plan.

U.K. Group Pension Plan

Mr. Kelleher is a U.K.-benefits-eligible NEO who participates in the U.K. Pension Plan. As described further in note 4 to the “Pension Benefits Table,” the U.K. Pension Plan is a defined contribution plan that provided defined benefit accruals until 1996. The guaranteed minimum pension payable under the U.K. Pension Plan is determined in accordance with U.K. laws.

Nonqualified Deferred Compensation Table.    The following table contains information with respect to the participation of the NEOs in the Company’s unfunded cash nonqualified deferred compensation plans that provide for the deferral of compensation on a basis that is not tax-qualified, as well as with respect to RSUs granted to the NEOs that are vested but have not yet converted to shares of Morgan Stanley common stock. The table does not include information with respect to the NEOs’ equity awards or MSCIP awards granted in January 2010 for performance in 2009. The values of the 2009 MSCIP awards are included in the “Bonus” column to the “Summary Compensation Table” and note 3 thereto.

In addition to the Company equity plans, each NEO participated in one or more of seven cash nonqualified deferred compensation plans as of December 31, 2009: MSCIP, the Notional Leveraged Co-Investment Plan (LCIP), the Select Employees’ Capital Accumulation Program (SECAP), the Pre-Tax Incentive Program (PTIP), the Key Employee Private Equity Recognition Plan (KEPER), the Capital Accumulation Plan (CAP) and the Owners’ and Select Earners’ Program (OSEP). The NEOs participate in the plans on the same terms and conditions as other similarly situated employees. These terms and conditions are described below following the notes to the table. Employees can no longer make contributions under PTIP, KEPER, CAP and OSEP.

2009 Nonqualified Deferred Compensation Table

Name	Fiscal Period	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
John J. Mack
CAP	Dec. 2008	—	—	—	—	29,513
	2009	—	—	14,907	—	44,420
KEPER	Dec. 2008	—	—	(327)	—	309,285
	2009	—	—	(25,521)	29,259	254,505
OSEP	Dec. 2008	—	—	15,890	—	1,751,002
	2009	—	—	210,120	—	1,961,122
PTIP	Dec. 2008	—	—	(90,912)	—	3,873,675
	2009	—	—	809,820	—	4,683,495
RSUs(5)	Dec. 2008	—	—	1,463,056	—	21,269,005
	2009	—	—	15,706,247	597,118	36,378,134

Total	Dec. 2008	—	—	1,387,707	—	27,232,480
	2009	—	—	16,715,573	626,377	43,321,676

Colm Kelleher
CAP	Dec. 2008	—	—	—	—	13,321
	2009	—	—	(1,788)	—	11,533
LCIP	Dec. 2008	—	—	(208,860)	—	1,263,784
	2009	—	—	(5,922)	—	1,257,862
MSCIP	Dec. 2008	1,060,316	—	—	—	1,060,316
	2009	—	—	407	—	1,060,723
RSUs(5)	Dec. 2008	706,864	—	342,322	—	4,976,465
	2009	—		3,893,747	3,089,398	5,780,814

Total	Dec. 2008	1,767,180	—	133,462	—	7,313,886
	2009	—	—	3,886,444	3,089,398	8,110,932

Walid A. Chammah
CAP(6)	Dec. 2008	—	—	—	—	30,033
	2009	—	—	(2,676)	—	27,357
LCIP	Dec. 2008	—	—	(109,834)	—	849,846
	2009	—	—	90,756	—	940,602
PTIP	Dec. 2008	—	—	(83,816)	—	2,186,491
	2009	—	—	167,861	—	2,354,352
RSUs(5)	Dec. 2008	—	—	710,507	—	10,328,909
	2009	—	—	7,627,456	289,980	17,666,385
SECAP	Dec. 2008	—	—	(29,363)	—	765,987
	2009	—	—	58,806	—	824,793

Total	Dec. 2008	—	—	487,494	—	14,161,266
	2009	—		7,942,203	289,980	21,813,489

Name	Fiscal Period	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)

Kenneth M. deRegt
CAP	2009	—	—	14,073	—	80,588
MSCIP	2009	—	—	306	—	796,806
OSEP	2009	—	—	191,952	—	1,876,610
PTIP	2009	—	—	29,274	—	4,561,598
RSUs(5)	2009	—	—	621,269	23,619	1,438,958

Total	2009	—	—	856,874	23,619	8,754,560

James P. Gorman
LCIP	2009	—	—	81,198		841,498
RSUs(5)	2009	—	—	6,513,684	2,831,282	13,495,040

Total	2009	—	—	6,594,882	2,831,282	14,336,538

(1) Represents contributions of fiscal 2008 compensation, including equity awards and MSCIP awards granted in December 2008 for fiscal 2008 performance that are considered vested at grant but are subject to cancellation until the scheduled conversion or payment dates of such awards in 2011 and 2012. The MSCIP awards reported in this table are also reported as part of the bonus in the “Summary Compensation Table” for fiscal 2008. The value of the RSUs in this column (which are also reported in the “Stock Awards” column of the “Summary Compensation Table” (for the December 2008 transition period), the “Grants of Plan-Based Awards Table” and the “Option Exercises and Stock Vested Table” of this proxy statement) is based on $16.8313, the grant date fair value of the awards. Messrs. Mack, Chammah and Gorman did not receive a bonus with respect to fiscal 2008.

(2) With respect to our cash-based nonqualified deferred compensation plans, (A) for the December 2008 transition period, represents the change in (i) the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2008, without giving effect to any withdrawals or distributions, compared to (ii) the sum of the balance of the NEO’s account reflected on the Company’s books and records at November 30, 2008 and the value of any contributions made during December 2008 and (B) for 2009, represents the change in (i) the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2009, without giving effect to any withdrawals or distributions, compared to (ii) the sum of the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2008 and the value of any contributions made during 2009. In both cases, includes any nonqualified deferred compensation earnings that are disclosed in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table” for the December 2008 transition period and 2009 respectively, as applicable, and described in note 7 thereto. With respect to the RSUs, (A) for the December 2008 transition period, represents the change in the average high and low prices of the Company’s common stock on December 31, 2008, without giving effect to any withdrawals or distributions, as compared to November 30, 2008, and (B) for 2009, represents the change in average high and low prices of the Company’s common stock on December 31, 2009 (or, if applicable, the earlier distribution date), without giving effect to any withdrawals or distributions, as compared to December 31, 2008, as well as the amount of the cash dividend equivalent rights credited in 2009 with respect to the RSUs, which, for the RSUs set forth in this table, are paid to the RSU holder at the time dividends are paid to holders of the Company’s common stock.

(3) Represents distributions from our cash-based nonqualified deferred compensation plans and RSU conversions based on the average high and low prices of the Company’s common stock on the conversion date and, with respect to the RSUs, also represents amounts paid on RSUs during 2009 pursuant to dividend equivalent rights.

(4) With respect to our cash-based nonqualified deferred compensation plans, represents the balance of the NEO’s account reflected on the Company’s books and records at December 31, 2008 and December 31, 2009, as applicable, and with respect to the RSUs, represents the number of units held by the NEO on December 31, 2008 and December 31, 2009, as applicable, multiplied by the average high and low prices of the Company’s common stock on such date. All amounts deferred by an NEO in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent he was an NEO for that year for purposes of the SEC’s executive compensation disclosure.

(5) The RSUs disclosed in this table include awards that are vested, but have not reached their scheduled conversion date and remain subject to cancellation, as well as those awards that have reached their scheduled conversion date, but are being deferred until the NEO’s separation from service to preserve the Company’s tax deductibility of the award, in accordance with the terms of the award.

(6) Mr. Chammah has participated in CAP prior to the beginning of the December 2008 transition period.

The following is a description of the material terms with respect to contributions, earnings and distributions applicable to each of the seven cash nonqualified deferred compensation plans and the RSUs referenced in the table above.

Morgan Stanley Compensation Incentive Plan (MSCIP)

A portion of the NEOs’ fiscal 2008 and 2009 year-end long-term incentive compensation was mandatorily deferred into MSCIP. MSCIP offers participants the ability to notionally invest their award in a range of notional investments, including cash-equivalents, funds that track the performance and characteristics of broad fixed income and equity market indices, passively-managed funds that track the performance of more specialized market segments, and actively-managed funds. Participants may reallocate such balances periodically, as determined by the plan administrator. Earnings on MSCIP awards are based on the performance of these notional investments. Until MSCIP awards reach their scheduled distribution date, they are subject to cancellation as well as clawback by the Company, which, for awards granted in December 2008, can be triggered if an individual engages in conduct detrimental to the Company, such as causing the need for a restatement of financial results, a significant financial loss or other reputational harm to the Company or one of its businesses.

Notional Leveraged Co-Investment Plan (LCIP)

LCIP permits each participant to allocate a portion of the participant’s long-term incentive compensation to the plan. For each of fiscal 2006, fiscal 2007 and fiscal 2008, participants were permitted to allocate up to 40% of their long-term incentive compensation to LCIP. None of the NEOs participated in LCIP with respect to fiscal 2008 compensation. LCIP was not offered for 2009.

The Company may make a notional investment in an amount equal to a multiple of each participant’s contribution (for each of fiscal 2006, fiscal 2007 and fiscal 2008, this multiple was two; however, for fiscal 2008, participants could elect to forgo the notional investment). Contributions are notionally invested by the Company in reference investments, which may include the Company’s proprietary investment funds, “funds of funds” that include Company proprietary investment funds and third-party investment funds, and other third-party investment funds. All amounts contributed by a participant plus any earnings on participant contributions and the Company notional investment are subject to cancellation under specified circumstances until three years after deferral. Participants generally are entitled to receive distributions in respect of their contributions plus any earnings on their contributions and on the Company notional investment on the third anniversary of grant and the tenth anniversary of grant, based on the valuation of the notional investments and any realizations of those investments prior to the scheduled distribution date. Participant distributions under LCIP are offset by the Company notional investment, excluding any earnings thereon.

Select Employees’ Capital Accumulation Program (SECAP)

Under SECAP, participants are permitted to defer a portion of their cash bonus or commissions for one or more fiscal years. Earnings on SECAP contributions are based on the performance of notional investments available under the plan and selected by the participants. Participants can generally elect the commencement date for distributions of their contributions and earnings and the number of annual installments over which to receive distributions (generally, one to ten years), subject to earlier distribution on death or termination of employment. No distributions may begin later than the January 2 following the year in which the participant attains age 65.

Pre-Tax Incentive Program (PTIP)

Under PTIP, participants were permitted to defer a portion of their cash bonus or commissions for one or more fiscal years. The plan has been closed to new contributions since 2003. Earnings on PTIP contributions are based on the performance of notional investments available under the plan and selected by the participants. Participants could generally elect the commencement date for distributions of their contributions and earnings and the number of annual installments over which to receive distributions (generally, 5, 10, 15 or 20 years). Subject to earlier distribution on death or termination of employment due to disability, no distributions may begin prior to the attainment of age 55, and no distribution may begin prior to termination of employment.

Key Employee Private Equity Recognition Plan (KEPER)

Under KEPER, participants were permitted to defer a portion of their cash bonus. The plan has been closed to new contributions since 2001. Contributions to KEPER are notionally invested by the Company in reference investments. Such reference investments may include investments made by Company-sponsored private equity funds, investments made by private equity funds sponsored by third parties in which the Company has acquired or will acquire a limited partner or similar interest, and investments in private equity securities that the Company makes for its own account. Distributions are made to participants following the realization of any proceeds in respect of any investment. The amounts contributed by a participant plus any earnings on participant contributions under the program remain subject to cancellation under specified circumstances.

Capital Accumulation Plan (CAP)

Under CAP, participants were granted a number of units based on their level of compensation in excess of base salary. The plan has been closed to new contributions since 1998. Earnings on units are based on notional interests in investment earnings and interest on risk capital investments selected by the Company. Participants generally receive plan distributions after dividends, distributions of capital, liquidation proceeds or other distributions are paid from the underlying investments.

Owners and Select Earners Program (OSEP)

Under OSEP, participants were permitted to defer a portion of their cash bonus to be earned each year during a four-year period commencing with 1983. The plan has been closed to new contributions since 1986. Amounts contributed to OSEP are credited with earnings based on a fixed rate of return of either 11% or 12% (depending on the year of deferral), compounded annually. Provided that the participant has terminated employment, distributions will be made on either the participant’s attainment of age 65 or, if the participant elects, prior to the attainment of age 65 but no earlier than the attainment of age 55. Participants generally receive plan distributions in 15 annual installments.

RSUs

RSUs may be granted under the Morgan Stanley 2007 Equity Incentive Compensation Plan or any other Company equity plan as determined by the CMDS Committee. Each RSU constitutes a contingent and unsecured promise of the Company to pay the holder one share of Company common stock on the conversion date of the RSU. The NEOs are retirement-eligible under the terms of the outstanding RSUs and, therefore, the awards are considered vested; however, the RSUs are subject to cancellation if a cancellation event occurs at any time prior to the scheduled conversion date. The cancellation events applicable to RSUs held by our NEOs are described below in “Potential Payments Upon Termination or Change-in-Control.” Further, in accordance with the terms of the award, the Company has delayed the conversion of certain RSUs past the scheduled conversion date to preserve the Company’s tax deductibility of the award, with conversion to occur in connection with the NEO’s separation from service.

Potential Payments Upon Termination or Change-in-Control.    This section describes and quantifies the benefits and compensation to which each NEO would have been entitled under our existing plans and arrangements if his employment had terminated, or if the Company had undergone a change in control, in each case, on December 31, 2009. For purposes of valuing any equity awards, we have assumed a per share value of $29.60, the closing price of the Company’s common stock on December 31, 2009.

I.	General Policies

Except as described below with respect to entitlements for Mr. Mack upon his death or disability, our NEOs are not entitled to cash severance payments upon any termination of employment. Further, except as described below with respect to Mr. Mack, upon termination, our NEOs are entitled to receive health and welfare benefits that are generally available to all salaried employees, such as accrued vacation pay and death, disability and post-retirement welfare benefits.

Following termination of employment, the NEOs are entitled to amounts, to the extent vested, due under the terms of our pension arrangements, as described in the “Pension Benefits Table.” Further, upon a termination of employment, NEOs are entitled to nonqualified deferred compensation amounts pursuant to the terms of the arrangements reported in the “Nonqualified Deferred Compensation Table” and described in the accompanying narrative. Our NEOs are not entitled to special or enhanced termination benefits under our pension and nonqualified deferred compensation plans as compared to other employees.

Neither Mr. Kelleher nor Mr. Chammah is entitled to any special or enhanced benefits or payments under his overseas assignment arrangement or modified expatriate package, respectively, as a result of a termination of employment or change in control on December 31, 2009. Under Mr. Kelleher’s overseas assignment arrangement, executive compensation items are not subject to tax equalization after a termination of employment (including a termination following a change in control), in which case he will become responsible for all actual taxes on this income.

II.	Outstanding Equity, MSCIP and LCIP Awards

A.	Termination of Employment. Each NEO is considered retirement-eligible for purposes of all outstanding equity and MSCIP awards and LCIP interests held by him and therefore is not required to perform future services to earn such awards. Outstanding RSUs, MSCIP awards and LCIP interests are reported in the “Nonqualified Deferred Compensation Table.”

•

Restricted Stock Units.    Excluding any special terms relating to certain new-hire awards described below, following an NEO’s termination of employment, RSUs will convert to shares of common stock on the scheduled conversion date and will remain subject to cancellation conditions until conversion, except that RSUs will convert and cancellation provisions will lapse immediately upon an NEO’s death, a qualifying termination (defined below) (for awards granted to our NEOs on or following December 20, 2007), or the commencement of work for a governmental employer if continuing to hold Morgan Stanley equity awards would result in a conflict of interest or ethical or legal violation (provided that the NEO must repay the Company for the value of the shares delivered if he engages in an event that would have resulted in cancellation of the RSUs had they not accelerated). Any RSUs that did not convert on schedule, but instead are currently deferred to preserve the Company’s tax deduction under Section 162(m) of the Internal Revenue Code (the Code) will convert on a termination of employment (subject to delay in payment if required under Section 409A of the Code).

With respect to certain new hire RSUs granted to Mr. Gorman in connection with his joining the Company, following a resignation with good reason (as defined in his employment arrangement and summarized below), an involuntary termination without cause or termination as a result of disability, the RSUs will convert to shares of common stock on their scheduled conversion dates, but any cancellation restrictions will cease to apply following such a termination.

•	Stock Options. All outstanding stock options held by our NEOs were exercisable and no longer subject to transfer or cancelation restrictions as of December 31, 2009, except with respect to 50% of the stock options granted on December 12, 2006 as part of fiscal 2006 compensation, which became exercisable and with respect to which the remaining transfer and cancelation provisions lifted on January 2, 2010. No outstanding stock options had intrinsic value as of December 31, 2009, as the exercise price of the stock options was in all cases greater than the closing share price of our common stock on such date. Generally, following an NEO’s termination of employment, stock options remain exercisable until their normal expiration date (except for the special stock option awards granted to Mr. Chammah, which expire 90 days following a termination of employment).

•

MSCIP Awards.    Similar to the RSUs described above, following an NEO’s termination of employment, MSCIP awards will be distributed on the scheduled payment date and will remain subject to cancellation conditions (including clawback) until payment, except payment of MSCIP awards will be accelerated upon the same circumstances as described above for RSUs.

•

LCIP Interests.    Following an NEO’s termination of employment, LCIP interests will be distributed on the scheduled distribution dates (generally, the third anniversary of grant (the first distribution date) and the tenth anniversary of grant (the second distribution date)) and will remain subject to cancellation until the first distribution date; provided that, similar to RSUs, LCIP interests will pay out immediately upon an NEO’s death, upon the commencement of work for a governmental employer (as described above) or, for interests other than those granted with respect to fiscal 2006, upon a qualifying termination.

B.	Cancellation. For our NEOs, a cancellation event generally includes: engaging in competitive activity during a specified period following a voluntary termination of employment; a termination for cause or a later determination that the NEO’s employment could have been terminated for cause (or for fiscal 2008 awards, engaging in cause whether or not employment has been terminated); improper disclosure of the Company’s proprietary information; solicitation of Company employees, clients or customers during employment or within a specified period following termination of employment; the making of unauthorized comments regarding the Company; or resignation of employment without providing the Company advance notice within a specified period (except that the advance notice cancellation event does not apply with respect to Mr. Mack and certain of Mr. Gorman’s new hire awards in the case of termination with good reason as defined in their respective employment arrangements). MSCIP awards also include provision for clawback by the Company, which can be triggered if an individual engages in conduct detrimental to the Company, such as causing the need for a restatement of financial results, a significant financial loss or other reputational harm to the Company or one of its businesses.

C.	Change in Control or Change in Ownership. RSUs and stock options awarded to our NEOs on or prior to December 12, 2006 (the grant date for fiscal 2006 awards) and LCIP interests granted with respect to fiscal 2006 include provisions regarding “change in control” and “change in ownership,” as such terms are defined in the applicable award certificates. Generally, a “change in ownership” is a more significant change in the share ownership or composition of the board than a “change in control.” A change in control would not result in accelerated payment of RSUs or LCIP interests and any applicable cancellation provisions would continue to apply, but unexercisable stock options would become exercisable upon a change in control (with transfer restrictions and cancellation provisions remaining in effect until the applicable transfer restriction date). Upon a change in ownership, RSUs (other than those RSUs deferred under Section 162(m) of the Code) would convert immediately, LCIP interests would be distributed, unexercisable stock options would become exercisable and cancellation provisions and transfer restrictions would no longer apply.

RSUs and LCIP interests granted on or after December 20, 2007 (the grant date for fiscal 2007 awards) and MSCIP awards provide for early conversion or payment upon a “qualifying termination.” A “qualifying termination” is a termination within 18 months of a change in control as a result of (i) the Company terminating the NEO’s employment under circumstances not involving any cancellation event, (ii) the NEO resigning from employment due to a materially adverse alteration in his position or in the nature or status of his responsibilities from those in effect immediately prior to the change in control, or (iii) the Company requiring the NEO’s principal place of employment to be located more than 75 miles from his current principal location. The definition of “change in control” for these purposes is similar to the “change in ownership” definition applicable to the RSUs and LCIP interests described above.

Each of Messrs. Mack and Gorman is party to a written agreement with the Company pursuant to which, if it is determined that any payments made to him in connection with a change in control of the Company would be subject to an excise tax under Section 4999 of the Code, he would be entitled to receive an additional payment to restore him to the after-tax position that he would have been in if the tax had not been imposed. For purposes of determining whether Messrs. Mack and Gorman would have been entitled to an additional payment due to a change in control as of December 31, 2009, we made the following assumptions: (i) all RSUs, MSCIP and LCIP awards become payable, (ii) outstanding stock options become exercisable, and (iii) all cancellation provisions and transfer restrictions lift. Calculations to estimate the excise tax due under the Code are complex and reflect a number of assumptions. For purposes of our calculation, we assumed an excise tax rate of 20% and an individual tax rate of 45%. Based on these assumptions, neither Mr. Mack nor Mr. Gorman would have been entitled to an additional payment.

III.	Potential Payments for Certain NEOs

Mr. Mack’s employment agreement provides that upon a termination of his employment due to his death or disability during the employment term (ending on June 30, 2010), he (or his beneficiaries) will be entitled to a cash payment equal to his prior year’s annualized total compensation, prorated to reflect his length of service during the year of death or disability, less the base salary he received during the year of his termination. Since Mr. Mack did not receive a bonus for fiscal 2008, neither he nor his beneficiaries would have been entitled to any cash payment under this provision of his agreement assuming such a termination of employment on December 31, 2009. “Disability” generally means Mr. Mack’s inability to perform his duties on a full-time basis for six consecutive months as a result of incapacity due to mental or physical illness.

Pursuant to the terms of Mr. Mack’s employment agreement, on termination of Mr. Mack’s employment by the Company without cause or by him for good reason (as such terms are defined in his employment agreement), Mr. Mack and his eligible dependents are entitled to continued medical and dental benefits until June 30, 2010 as if he remained an active employee. Assuming such a termination occurred on December 31, 2009, the incremental value of these medical and dental benefits (over the benefits provided to employees generally) would have been $747.

“Good reason,” as defined in each of Messrs. Mack’s and Gorman’s employment arrangements, generally means a material change or reduction in the NEO’s duties or responsibilities, any diminution in the NEO’s title or reporting relationship, the Company’s breach of its obligations to provide payments or benefits under the applicable arrangement, requiring the NEO to be based at a location other than the Company’s headquarters, a purported termination of the NEO’s employment other than as expressly permitted by the agreement, or the failure of any successor to the Company to assume and perform the employment arrangement and, for Mr. Mack only, a failure to reelect him to the Board; provided that, in each case, the NEO must provide notice to the Company of the circumstances constituting good reason and the Company has the right to cure such circumstances within 30 business days.

IV.	Notice and Non-Solicitation Agreements

As described in the CD&A, each NEO is party to a Notice and Non-Solicitation Agreement that provides for injunctive relief and cancellation of any equity or other incentive awards granted with respect to fiscal 2005 and thereafter, whether or not vested, in the event that the NEO does not provide 180 days’ advance notice prior to a resignation from employment (except, in the case of Mr. Mack and certain of Mr. Gorman’s new hire awards, with respect to a termination for good reason) or in the event that the NEO improperly solicits our employees, clients or customers during employment and for 180 days following termination of employment.

Director Compensation

The following table contains information with respect to the annual compensation (including deferred compensation) of our non-employee directors paid during 2009 and the December 2008 transition period. Except as noted below, the compensation disclosed in this table for 2009 represents each director’s compensation with respect to his or her Board service for the period beginning at the 2009 annual meeting of shareholders and concluding at the 2010 annual meeting of shareholders (2009 service). For the period reported below, the Company paid its non-employee directors promptly after its 2009 annual meeting of shareholders for 2009 service. Mr. Hirano and employee directors receive no compensation for Board service.

2009 Director Compensation Table

Director	Fiscal Period	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)(3)		Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Roy J. Bostock	2009	85,000		250,000		—	—	—	335,000
	Dec. 2008	—		—		—	—	—	—
Erskine B. Bowles	2009	85,000		250,000		—	—	—	335,000
	Dec. 2008	—		—		—	—	—	—
Howard J. Davies	2009	90,000		250,000		—	—	—	340,000
	Dec. 2008	—		—		—	—	—	—
James H. Hance, Jr.	2009	62,500	(4)	208,333	(4)	—	—	—	270,833
	Dec. 2008	—		—		—	—	—	—
C. Robert Kidder	2009	125,000		250,000		—	—	—	375,000
	Dec. 2008	—		—		—	—	—	—
Donald T. Nicolaisen	2009	100,000		250,000		—	—	—	350,000
	Dec. 2008	—		—		—	—	—	—
Charles H. Noski	2009	105,000		250,000		—	—	—	355,000
	Dec. 2008	—		—		—	—	—	—
Hutham S. Olayan	2009	85,000		250,000		—	—	—	335,000
	Dec. 2008	—		—		—	—	—	—
Charles E. Phillips, Jr.	2009	85,000		250,000		—	—	—	335,000
	Dec. 2008	—		—		—	—	—	—
O. Griffith Sexton(5)	2009	90,000		250,000		—	—	—	340,000
	Dec. 2008	6,250	(6)	—		—	—	—	6,250
Laura D. Tyson	2009	95,000		250,000		—	—	—	345,000
	Dec. 2008	—		—		—	—	—	—

(1) For 2009, represents annual Board and Board Committee retainers paid in cash during 2009 or deferred at the director’s election. Retainers are prorated when a director joins the Board or a Board Committee at any time other than at the annual meeting of shareholders (provided that no retainers are paid if the director is elected to the Board less than 60 days prior to the annual meeting). Directors do not receive meeting fees. The annual Board retainer for each director is $75,000. In addition, the Lead Director, each of the Board Committee chairs and each Board Committee member receives additional annual retainers, as follows:

Retainer(a)
Lead Director (Mr. Kidder)	$30,000

Committee Chair(b)
Audit Committee (Mr. Noski)	$30,000
Compensation, Management Development and Succession Committee (Mr. Kidder)	$20,000
Nominating and Governance Committee (Dr. Tyson)	$20,000

Committee Members(c)
Audit Committee member (Messrs. Davies, Nicolaisen and Sexton)	$15,000
Compensation, Management Development and Succession Committee member (Messrs. Bowles and Nicolaisen)	$10,000
Nominating and Governance Committee member (Messrs. Bostock and Phillips and Ms. Olayan)	$10,000

(a)	On January 20, 2010, the Board approved Committee Chair and Committee member retainers for the Risk Committee of $20,000 and $10,000, respectively.

(b)	Effective January 1, 2010, Mr. Bowles became Chair of the CMDS Committee.

(c)	Mr. Hance joined the Audit Committee effective January 1, 2010. Ms. Olayan concluded her service on the Nominating and Governance Committee and joined the CMDS Committee effective January 1, 2010.

Under the Directors’ Equity Capital Accumulation Plan (DECAP), directors could elect to receive all or a portion of their retainers for 2009 service on a current or deferred basis, in cash, deferred cash accounts, shares of common stock or stock units. Directors receive interest credits on amounts held in deferred cash accounts and dividend equivalents on stock units that are paid in the form of additional stock units. Messrs. Bostock, Davies, Hance, Kidder, Nicolaisen and Phillips and Dr. Tyson received their retainers in cash on a current basis. Mr. Sexton deferred his retainers into a deferred cash account. Messrs. Bowles and Noski and Ms. Olayan deferred their retainers into elective stock units.

On November 16, 2009, the Board amended DECAP to provide for cash retainers to be paid on a retroactive basis, such that the amounts paid for service on the Board and a Board Committee for 2010 and future years will be paid semi-annually in arrears, with the final payment occurring on the date of the annual meeting of shareholders on which the annual service period is concluded (or in a pro-rated amount upon termination from the Board prior to the end of the annual service period). The Board also amended DECAP to eliminate the option to defer cash retainers into deferred cash accounts.

(2) Represents the aggregate grant date fair value of mandatory stock units and shares of common stock granted to our directors. The Company accounts for stock-based compensation in accordance with the applicable accounting guidance for equity-based awards. The aggregate grant date fair value of stock units granted on April 29, 2009 for 2009 service is based on $22.4899, the volume-weighted average price of the common stock on the grant date. For further information on the valuation of these stock units, see note 2 to the consolidated financial statements included in the 2009 Form 10-K.

On April 29, 2009, the date of the 2009 annual meeting of shareholders, each of Messrs. Bowles and Noski and Ms. Olayan received a number of elective stock units in lieu of his or her cash retainers determined by dividing the dollar value of his or her retainers listed in the “Fees Earned or Paid in Cash” column for the respective director by $22.4899, the volume-weighted average price of the common stock on the grant date. (These amounts are listed in the “Fees Earned or Paid in Cash” column for the respective directors.)

Under DECAP, directors receive a prorated equity award upon initial election to the Board (provided that they are elected to the Board no less than 60 days prior to the annual meeting) and an equity award annually thereafter on the date of the annual meeting of shareholders. The dollar value of the annual equity award is $250,000, and the award for 2009 service was granted in the form of 50% mandatory stock units that do not become payable until the director retires from the Board and 50% shares of common stock that the director could receive currently or elect to defer into elective stock units. With the exception of Messrs. Kidder and Phillips and Dr. Tyson, all directors deferred their shares of common stock into elective stock units. On April 29, 2009, the date of the 2009 annual meeting of shareholders, Messrs. Kidder and Phillips and Dr. Tyson received their equity awards in the form of 5,558 whole shares of common stock (plus $1.12 in lieu of a fractional share) and 5,558 stock units (determined by dividing $250,000 by $22.4899, and allocating 50% to shares and 50% to stock units). Each other director received the equity award in the form of 11,116 stock units (determined by dividing $250,000 by $22.4899, and allocating 100% to stock units). With respect to mandatory stock units, directors may elect to extend deferral beyond retirement from the Board, subject to certain limitations. With respect to elective stock units, directors may choose the time and form of distribution (lump sum or installment payments). Stock units granted under DECAP for 2009 service are not subject to vesting or cancellation.

The Board also amended DECAP on November 16, 2009 to provide that the 50% of the annual equity award previously granted in the form of shares of Morgan Stanley common stock would instead be granted in the form of stock units, subject to monthly vesting until the one-year anniversary of the grant date. Directors are eligible to defer the receipt of the shares underlying such units beyond the anniversary of grant.

(3) The following table sets forth the aggregate number of shares underlying DECAP stock units and stock options outstanding at December 31, 2009. The number of units set forth in the following table is rounded to the nearest whole number of units.

Name	Stock Units (#)	Stock Options (#)(a)
Roy J. Bostock	30,735	—
Erskine B. Bowles	39,957	—
Howard J. Davies	30,787	7,049
James H. Hance, Jr.	3,655	—
C. Robert Kidder	35,300	55,832
Donald T. Nicolaisen	25,610	—
Charles H. Noski	42,339	—
Hutham S. Olayan	34,258	—
Charles E. Phillips, Jr.	12,740	—
O. Griffith Sexton	33,107	—
Laura D. Tyson	10,267	46,090

(a)

Directors were awarded stock options annually under DECAP until February 8, 2005, at which point stock option awards were discontinued. As of December 31, 2009, the outstanding stock options had no intrinsic value because the exercise price of each stock option was greater than $29.60, the closing price of the Company’s common stock on December 31, 2009.

(4) Represents Mr. Hance’s prorated Board retainer and initial stock award received for his joining the Board in July 2009. Mr. Hance elected to receive his Board retainer in cash on a current basis and received his initial stock award in the form of 3,649 stock units and 3,649 whole shares of common stock (plus $5.59 in lieu of a fractional share) (determined by dividing $208,333 by $28.5451, the volume-weighted average price of the common stock on August 1, 2009, the grant date, and allocating 50% to shares and 50% to stock units).

(5) Mr. Sexton was an advisory director of the Company from May 1995 until September 2008 and was a full-time Company employee prior to becoming an advisory director. The Company provides Mr. Sexton with access to medical insurance, for which he pays the full cost.

(6) Represents the prorated retainer received by Mr. Sexton on December 1, 2008 for service on the Audit Committee beginning December 1, 2008.

Item 2—Ratification of Appointment of Morgan Stanley’s Independent Auditor

The Audit Committee appointed Deloitte & Touche LLP (Deloitte & Touche) as independent auditor for the year ended December 31, 2010 and presents this selection to the shareholders for ratification. Deloitte & Touche will audit our consolidated financial statements that will be included in the Annual Report on Form 10-K for the year ended December 31, 2010 and will perform other permissible, pre-approved services. The Audit Committee preapproves all audit and permitted non-audit services that Deloitte & Touche performs for the Company.

Independent Auditor’s Fees.    The following table summarizes the aggregate fees (including related expenses; $ in millions) for professional services provided by Deloitte & Touche related to 2009, the December 2008 transition period and fiscal 2008.

	2009	December 2008	Fiscal 2008
Audit Fees(1)	$48.9	$5.0	$44.5
Audit-Related Fees(2)	6.9	—	6.4
Tax Fees(3)	0.8	—	0.9
All Other Fees	—	—	—

Total	$56.6	$5.0	$51.8

(1) Audit Fees services include: the audit of our consolidated financial statements included in the Company’s Annual Report on Form 10-K and reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; services attendant to, or required by, statute or regulation; comfort letters, consents and other services related to SEC and other regulatory filings; audits of subsidiary financial statements; and recasting of the fiscal 2008 interim condensed consolidated financial statements and other auditing services in connection with the Company’s change in year-end. Audit Fees services for December 2008 include the audit of our consolidated financial statements included in the Company’s Annual Report on Form 10-K and review of the interim condensed consolidated financial statements with respect to the December 2008 transition period.

(2) Audit-Related Fees services include: due diligence associated with mergers and acquisitions or dispositions of operating businesses or entities; data verification and agreed-upon procedures related to asset securitizations; assessment and testing of internal controls and risk management processes beyond the level required as part of the consolidated audit; statutory audits and financial audit services provided relating to investment products offered by Morgan Stanley, where Morgan Stanley incurs the audit fee in conjunction with the investment management services it provides; audits of employee benefit plans; agreed upon procedures engagements; regulatory matters; and attest services in connection with debt covenants.

(3) Tax Fees services include: U.S. federal, state and local income and non-income tax planning and advice; non-U.S. income and non-income tax planning and advice; non-U.S. income and non-income tax compliance; and transfer pricing documentation.

Fund-Related Fees.    Morgan Stanley offers registered money market, equity, fixed income and alternative funds, and other funds (collectively, Funds). Deloitte & Touche provides audit, audit-related and tax services to certain of these Funds. The aggregate fees for such services are summarized in the following table ($ in millions).

	December 2008 and 2009	Fiscal 2008
Audit Fees	$6.5	$7.2
Audit-Related Fees	0.5	0.1
Tax Fees	2.1	1.3

A Deloitte & Touche representative will attend the annual meeting to respond to your questions and will have the opportunity to make a statement. If shareholders do not ratify the appointment, the Audit Committee will reconsider it.

In connection with Morgan Stanley’s acquisition of a controlling interest in Morgan Stanley Smith Barney (MSSB), Citigroup Inc. (Citi) has represented to us that MSSB is not material to Citi and Deloitte & Touche has represented that it is not required to be independent of Citi in accordance with Rule 2-01 of Regulation S-X under the Securities Act of 1933, as amended.

Our Board unanimously recommends a vote “FOR” the ratification of Deloitte & Touche’s appointment as our independent auditor. Proxies solicited by the Board will be voted “FOR” this ratification unless otherwise instructed.

Audit Committee Report.    The Audit Committee operates under a written charter adopted by the Board. The charter is available at http://www.morganstanley.com/about/company/governance/auditcc.html. The Audit Committee’s current charter provides that the Audit Committee is responsible for the oversight of the integrity of the Company’s consolidated financial statements, the Company’s system of internal control over financial reporting, certain aspects of the Company’s risk management as described in the charter, the qualifications and independence of the Company’s independent registered public accounting firm (independent auditor), the performance of the Company’s internal auditor and independent auditor, and the Company’s compliance with legal and regulatory requirements.1 We have the sole authority and responsibility to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditor. The Board has determined that each Audit Committee member is independent under applicable independence standards of the NYSE and the Securities Exchange Act of 1934, as amended, and is an audit committee financial expert within the meaning of current SEC rules.

The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (GAAP) and for the report on the Company’s internal control over financial reporting. The Company’s independent auditor, Deloitte & Touche, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Our responsibility is to oversee the financial reporting process and to review and discuss management’s report on the Company’s internal control over financial reporting. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.

We held 16 meetings during the December 2008 transition period and 2009. The Audit Committee, among other things:

•	Reviewed and discussed the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the consolidated financial statements;

•	Reviewed and discussed the Company’s policies and procedures for risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate;[1]

•

Reviewed and discussed the plan and the scope of the work of the internal auditor for the December 2008 transition period and 2009 and summaries of the significant reports to management by the internal auditor;

•	Reviewed and discussed the plan and scope of work of the independent auditor for the December 2008 transition period and 2009;

•	Reviewed and discussed reports from management on the Company’s policies regarding applicable legal and regulatory requirements; and

•	Met with Deloitte & Touche, the internal auditor and Company management in executive sessions.

We reviewed and discussed with management, the internal auditor and Deloitte & Touche: the audited consolidated financial statements for the December 2008 transition period and 2009, the critical accounting policies that are set forth in the Company’s Annual Report on Form 10-K, management’s annual report on the Company’s internal control over financial reporting and Deloitte & Touche’s opinion on the effectiveness of the internal control over financial reporting.

1 The Board established a Risk Committee effective January 1, 2010. The responsibilities of the Risk Committee are discussed under “Board Meetings and Committees” herein. The Audit Committee retains responsibility for oversight of certain aspects of risk management as described in its charter, including review of major operational, franchise, reputational, legal and compliance risk exposures of the Company and guidelines and policies that govern the process for risk assessment and risk exposure.

We discussed with Deloitte & Touche matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (PCAOB), including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Auditing Standards AU Section 380 (Communication with Audit Committees) as adopted by the PCAOB in Rule 3200T. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Deloitte & Touche also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and represented that it is independent from the Company. We discussed with Deloitte & Touche their independence from the Company, and considered if services they provided to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements, reviews of the Company’s interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q, and their opinion on the effectiveness of the Company’s internal control over financial reporting were compatible with maintaining their independence. We also reviewed and pre-approved, among other things, the audit, audit-related and tax services performed by Deloitte & Touche. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

Based on our review and the meetings, discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited consolidated financial statements for the December 2008 transition period and 2009 be included in the Company’s Annual Report on Form 10-K. We also selected Deloitte & Touche as the Company’s independent auditor for the year ended December 31, 2010 and are presenting the selection to the shareholders for ratification.

Respectfully submitted,

Charles H. Noski, Chair

Howard J. Davies

James H. Hance, Jr.*

Donald T. Nicolaisen

O. Griffith Sexton

* Mr. Hance joined the Audit Committee effective January 1, 2010.

Item 3—Company Proposal to Approve Compensation of Executives as Disclosed in the Proxy Statement (Non-Binding Advisory Resolution)

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL. The Board welcomes and values the input of its shareholders – and has put in place a number of effective mechanisms for shareholders to communicate with directors. This year, in light of the heightened interest in executive compensation, the Company is providing its shareholders with the opportunity to cast an advisory vote on the 2009 compensation of the Company’s executives named in the Summary Compensation Table herein pursuant to the rules of the SEC and as summarized below. Accordingly, the Company is submitting to shareholders the following resolution for vote by shareholders:

“Resolved, that the shareholders approve the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).”

Morgan Stanley has over the past two years fundamentally restructured the way it pays its employees, consistent with regulatory guidance and reflecting input from shareholders, so that a significantly greater portion of total compensation is now at-risk, subject to clawback and tied to long-term Company performance. We have significantly increased the portion of pay that is deferred and paid in equity, and reduced the portion paid in cash. We believe these changes advance our goals of attracting and retaining top talent, delivering pay for performance and encouraging responsible risk-taking in a way that is aligned with the long-term interests of the Company’s shareholders.

The Compensation Discussion and Analysis of this proxy statement describes the Company’s executive compensation program and the decisions made by the CMDS Committee in 2009 in more detail. Highlights of the program include the following:

•	For 2009, Chairman and former CEO John J. Mack did not receive any year-end incentive compensation. Mr. Mack also received no year-end incentive compensation for 2008 or 2007.

•

CEO James P. Gorman recommended to the CMDS Committee that he be paid no cash bonus for 2009. His year-end award was paid only in deferred compensation. Mr. Gorman received no year-end incentive compensation for 2008.

•	We reduced the portion of bonuses paid in cash and increased the portion of bonuses paid with deferred long-term awards subject to market and cancellation risk.

•

We introduced new “at-risk” performance stock units for the first time, which deliver value only if the Company, after three years, meets objective performance targets, including return on average common equity levels and relative stock performance over a three-year period.

•

We were the first major U.S. bank to enact a clawback that exceeded TARP requirements for a portion of year-end compensation in 2008. We enhanced this clawback in 2009 to explicitly cover situations where there is (i) a substantial loss on a trading position or other holding, or (ii) any loss on a trading position where an employee operated outside the risk parameters applicable to the trading position or other holding if, in either case, such position was a factor in that employee’s compensation determination. In addition, awards may also be cancelled for failure to comply with the Company’s compliance, ethics or risk management standards.

Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the CMDS Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to the Company’s senior executives, will carefully consider the shareholder vote on this matter, along with all other expressions of shareholder views it receives on specific policies and desirable actions.

To help ensure that the range of shareholder views are well understood by the Board – in a way that a simple “yes” or “no” vote does not allow – the Company also encourages shareholders to use any of a number of direct communication mechanisms to effectively raise specific issues or concerns with regard to our executive compensation practices.

Our Board unanimously recommends that you vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed.

Item 4—Company Proposal to Amend 2007 Equity Incentive Compensation Plan

Our 2007 Equity Incentive Compensation Plan (the Plan) was approved by shareholders on April 10, 2007. Upon recommendation of the Compensation, Management Development and Succession (CMDS) Committee, the Board has adopted an amendment to the Plan to increase the number of shares of common stock available to be granted under the Plan by 38 million shares, subject to shareholder approval at the annual meeting of shareholders. This represents approximately 2.7% of common shares outstanding as of March 22, 2010. Under New York Stock Exchange rules, the amendment of the Plan will not be effective if our shareholders do not approve it.

Consistent with regulatory requirements and guidance, the Company pays a significant portion of incentive compensation as equity awards. In addition, the Company delivers equity awards to a larger employee base as a result of the thousands of employees who joined as part of the Morgan Stanley Smith Barney (MSSB) joint venture. As a result, the relatively small number of available shares under the Plan is not expected to be sufficient for grants that would be made over the next year until the 2011 annual meeting of shareholders.

As of January 31, 2010, the Company had approximately 16 million shares available for future stock unit and restricted stock awards to employees, which includes available shares under the Plan as well as a relatively small number of available shares under the Company’s legacy equity plans. This number does not include approximately 7 million shares available for grants of stock options, which the Company has not issued since 2006, and 2 million shares available under the Morgan Stanley 2009 Replacement Equity Incentive Compensation Plan for Morgan Stanley Smith Barney Employees, which was adopted in connection with the MSSB joint venture and is limited to employment inducement awards as described below under “Equity Compensation Plan Information”.

If the Plan amendment is approved, the Company expects to have sufficient shares for grants made over the next year and to return to shareholders to request approval of additional shares at the annual meeting of shareholders in 2011.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” AMENDMENT OF THE PLAN.    Our Board believes that this proposal is in the best interest of our shareholders and supports this proposal for the following reasons, as discussed more fully below:

•

Consistent with regulatory requirements and guidance and industry best practices, Morgan Stanley has significantly increased the portion of pay that is deferred and paid in equity, and reduced the portion paid in cash. Additional shares are needed to continue this equity-based approach, which provides employees with long-term incentives that are aligned with shareholder interests.

•	Our work force has grown by 40% as a result of the MSSB joint venture, which will require additional shares for annual equity awards.

•

As of January 31, 2010, the Company has fewer than 16 million shares available under the Plan, and if the amendment of the Plan is not approved, the Company will be compelled to increase significantly the cash-based component of employee compensation.

•

If the amendment of the Plan is not approved, the Company will lose a critical tool for recruiting, retaining and motivating employees. It would thus be at a severe competitive disadvantage in attracting and retaining talent.

•

The terms of our Plan, of our annual equity awards and of our employee policies are all designed to protect shareholder interests and encourage employees to focus on the long-term success of the Company.

Consistent with regulatory requirements and guidance and industry best practices, Morgan Stanley has fundamentally restructured the way it pays its employees and significantly increased the portion of pay that is deferred and paid in equity, and reduced the portion paid in cash.    In 2009, Operating Committee members received approximately 75% of year-end pay in deferred compensation, up from 42% in 2008. Company-wide, approximately 14,000 employees received equity awards as part of their annual compensation in 2009. Of approximately 42 million shares underlying annual equity awards granted as part of 2009 incentive compensation, less than 2% were granted to our named executive officers.

Further, for the first time, we are paying senior executives in new “at risk” performance units from our equity plan that only deliver value if the Company meets specific performance targets after three years. That means our senior executives have to earn these “at risk” performance units twice – and will get nothing if they do not meet the ROE and relative shareholder return targets in place. We were the first U.S. bank to institute a clawback provision in 2008 – and we strengthened that clawback during 2009. Further, given the unique operating environment and government support for the industry this past year, Chairman John Mack did not receive any bonus in 2009. CEO James Gorman received no cash bonus and 100% of his incentive pay was comprised of deferred compensation.

Morgan Stanley’s workforce has grown by approximately 19,000 employees – about 40% – as a result of the MSSB joint venture in 2009.    This transaction, which created the leading network of financial advisors with $1.5 trillion in client assets, is going to play an increasingly important role in the Company’s growth and profitability.

If shareholders do not approve the amendment of the Plan, the Company will be compelled to increase the cash-based portion of total compensation. This is contrary to regulatory guidance and requirements and will reduce the alignment of employee and shareholder interests.    Since the adoption of the Plan in 2007, an average of approximately 45 million shares underlying equity awards were granted annually as part of incentive compensation. As of January 31, 2010, the Company had approximately 16 million shares available for future employee stock unit and restricted stock awards under the Plan and the Company’s legacy equity plans, which is not expected to be sufficient for the period until the next annual meeting of shareholders in 2011.

The Company would be at a severe competitive disadvantage in attracting and retaining talent if the amendment of the Plan is not approved, as equity awards are a critical recruitment and retention tool.    The Company operates in an intensely competitive environment and our success is closely correlated with recruiting and retaining talented employees and a strong management team. A competitive compensation program that includes equity awards is therefore essential to the Company’s long-term performance. Our Board believes that equity awards are necessary to attract and retain highly talented employees. The Company would be at a severe competitive disadvantage if it could not compensate its employees using equity awards. If our shareholders do not approve the amendment of the Plan, our retention and recruiting efforts would be compromised due to the loss of equity as a form of compensation for employees.

The terms of our annual equity awards, of our employee policies and of our Plan are all designed to protect shareholder interests and encourage employees to focus on the long-term success of the Company.

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The CMDS Committee determines the vesting, payment and cancellation provisions of annual equity awards. Annual awards granted for 2009 generally vest no sooner than 50% after two years with the remaining 50% vesting after three years (with exceptions generally for retirement-eligible employees who retire or leave the Company to pursue a non-competitive endeavor, a change in control and certain terminations of employment);

stock units generally convert to stock on the scheduled vesting dates (stock units convert early upon death and certain terminations of employment). These terms are designed to encourage employees to focus on the long-term success of the Company because employees typically cannot fully monetize annual equity awards for three years after grant. Furthermore, these awards generally are subject to cancellation for, among other things, engaging in competitive activity, termination for cause, soliciting clients or employees, and misuse of proprietary information.

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The Chairman of the Board and members of the Company’s Operating Committee are subject to an Equity Ownership Commitment policy that requires that they retain at least 75% of common stock and equity awards (less allowances for the payment of any option exercise price and taxes) made to them while they are on the Company’s Operating Committee. This commitment ties a portion of their net worth to the Company’s stock price and provides a continuing incentive for them to work towards superior long-term stock performance. In addition, all Management Committee members, as a condition to receiving annual equity awards, signed a notice and non-solicitation agreement that generally requires, among other things, Management Committee members to provide the Company with 180 days advance notice of their resignation and not to solicit certain clients, customers or Company employees within 180 days following their termination of employment. Failure to comply with the agreement generally results in cancellation of their equity awards granted for fiscal 2005 and subsequent years.

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The Plan prohibits the repricing of stock options and stock appreciation rights (other than an equitable adjustment in connection with a corporate transaction) and the grant of stock option restoration rights (i.e., the right to an automatic grant of a new stock option upon exercise of a stock option without payment of additional consideration in excess of the exercise price of the underlying stock option).

Our Board unanimously recommends that you vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed.

Summary of the Plan as Proposed to Be Amended.    A copy of the Plan as proposed to be amended is attached to this proxy statement as Annex A and the following summary is qualified in its entirety by reference thereto. Other than the amendment to the number of shares available under the Plan for which we are seeking shareholder approval, the Plan terms remain unchanged.

Purposes and Eligibility.    The primary purposes of the Plan are to attract, retain and motivate employees, to compensate them for their contributions to our growth and profits and to encourage them to own shares of our common stock. The Plan authorizes the issuance of awards (Awards) to all officers, other employees (including newly hired employees) and consultants of the Company, non-employee directors of our subsidiaries and employees and consultants of joint ventures, partnerships or similar business organizations in which we or one of our subsidiaries has an equity or similar interest (Eligible Individuals). As of December 31, 2009, there were approximately 61,000 Eligible Individuals who were employees of the Company and its subsidiaries.

Administration.    The CMDS Committee will administer the Plan, select the Eligible Individuals who receive Awards (Participants) and determine the form and terms of the Awards, including any vesting, exercisability, payment or other restrictions. Subject to certain limitations, the CMDS Committee may delegate some or all of its authority to one or more administrators (e.g., one or more CMDS Committee members or one or more of our officers).

Shares Available Under the Plan.    The total number of shares of common stock that may be delivered pursuant to Awards will be 163 million (of which approximately 109 million were already granted as of January 31, 2010), subject to adjustment for share recycling (described below). The number of shares available under the Plan will be equitably adjusted to reflect certain transactions. Shares delivered under the Plan may be either treasury shares or newly issued shares. In addition to the overall limit, the Plan limits the number of shares of common stock that may be subject to stock option and stock appreciation right (SAR) awards in any single year.

Share Recycling Rules.    When the CMDS Committee grants an Award, the full number of shares subject to the Award is charged against the number of shares that remain available for delivery pursuant to Awards. After grant, the number of shares subject to any portion of an Award that is canceled or that expires without having been settled in shares, or that is settled through the delivery of consideration other than shares, will be available for new Awards. If shares are tendered or withheld to pay the exercise price of an Award or to satisfy a tax withholding obligation, those tendered or withheld shares will be available for new Awards. Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by, or held by employees of, a company or other entity or business acquired (directly or indirectly) by the Company or with which the Company combines are not counted against the number of shares of common stock available for delivery pursuant to Awards and are not subject to the individual limit on stock options and SARs.

Awards Generally.

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Form of Awards.    The Plan authorizes the following Awards: (i) restricted stock Awards consisting of one or more shares of common stock granted or sold to a Participant; (ii) stock unit Awards settled in one or more shares of common stock or, as authorized by the CMDS Committee, an amount in cash based on the fair market value of shares of common stock; (iii) stock option Awards consisting of the right to purchase at a specified exercise price a number of shares of common stock determined by the CMDS Committee; (iv) SARs consisting of the grant of a right to receive upon exercise of such right, in cash or common stock (or a combination thereof) as determined by the CMDS Committee, an amount equal to the increase in the fair market value of a share of common stock over the specified exercise price; and (v) other forms of equity-based or equity-related Awards which the CMDS Committee determines to be consistent with the purposes of the Plan (Other Awards). Awards under the Plan may, in the discretion of the CMDS Committee, be made in substitution in whole or in part for cash or other compensation payable to an Eligible Individual.

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Dividends and Distributions.    If we pay any dividend or make any distribution to holders of our common stock, the CMDS Committee may in its discretion authorize payments (which may be in cash, common stock (including restricted stock) or stock units or a combination thereof) with respect to the shares of common stock corresponding to an Award, or may authorize appropriate adjustments to outstanding Awards, to reflect the dividend or distribution. The CMDS Committee may make any such payments subject to vesting, deferral, restrictions on transfer or other conditions.

Restricted Stock and Stock Units.    Restricted shares awarded or sold to a Participant are outstanding shares of common stock that the CMDS Committee may subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances. Each stock unit awarded to a Participant will correspond to one share of common stock. Upon satisfaction of the terms and conditions of the Award, a stock unit will be payable, at the discretion of the CMDS Committee, in common stock or in cash equal to the fair market value on the payment date of one share of common stock. As a holder of stock units, a Participant will have only the rights of a general unsecured creditor of the Company. A Participant will not be a shareholder with respect to the shares underlying stock units unless and until the stock units convert to shares of common stock.

Stock Options and SARs.

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General.    Stock options may be either nonqualified stock options or incentive stock options (ISOs). Upon satisfaction of the conditions to exercisability, a Participant may exercise a stock option and receive the number of shares of common stock in respect of which the stock option is exercised. Upon satisfaction of the conditions to payment, each SAR will entitle a Participant to an amount, if any, equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the SAR exercise price. At the discretion of the CMDS Committee, SARs may be payable in common stock, cash or a combination thereof.

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Exercise Price.    The exercise price of stock options and SARs awarded under the Plan may not be less than 100% of the fair market value of one share of common stock on the award date; however, the exercise price per share of a stock option or SAR that is granted in substitution for an award previously granted by an entity acquired by the Company or with which the Company combines may be less than the fair market value per share on the award date if such substitution complies with applicable laws and regulations.

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Prohibition on Repricing of Stock Options and SARs.    The CMDS Committee may not “reprice” any stock option or SAR, unless the repricing occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. An equitable adjustment to reflect a corporate transaction is not a prohibited repricing.

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Prohibition on Restoration Option Grants.    The terms of a stock option may not provide for a new stock option to be granted, automatically and without payment of additional consideration in excess of the exercise price of the underlying stock option, to a Participant upon exercise of the stock option.

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Individual Limit on Stock Options and SARs.    The maximum number of shares of common stock that may be subject to stock options or SARs granted to or elected by a Participant in any fiscal year will be 2,000,000 shares. This limitation does not apply to shares of common stock subject to stock options or SARs granted to a Participant pursuant to any performance formula approved by the Company’s shareholders pursuant to Section 162(m).

•	Maximum Term on Stock Options and SARs. No stock option or SAR may have an expiration date that is later than the tenth anniversary of the Award date.

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ISO Limit.    The full number of shares of common stock available for delivery under the Plan may be delivered pursuant to ISOs, except that in calculating the number of shares that remain available for ISOs, certain share recycling provisions will not apply.

Other Awards.    The CMDS Committee may establish the terms and provisions of other forms of equity-based or equity-related Awards not described above that the CMDS Committee determines to be consistent with the purpose of the Plan and the interests of the Company.

Awards to Section 162(m) Participants.    Except for grants of stock options and SARs, which are counted against the individual limit described above, all Awards to a Participant who is designated by the CMDS Committee as an individual whose compensation may be subject to the limit on deductible compensation imposed by Section 162(m) will be made pursuant to a performance formula or performance goals approved by the Company’s shareholders pursuant to Section 162(m).

Transferability.    Unless otherwise permitted by the CMDS Committee, no Award will be transferable other than by will or by the laws of descent and distribution. During the lifetime of a Participant, an ISO will be exercisable only by the Participant.

Amendment and Termination.    The Board or the CMDS Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time and may modify or amend the terms and conditions of any outstanding Award. However, no modification, amendment, suspension or termination may materially adversely affect a Participant’s rights with respect to any Award previously made without that Participant’s consent, except that the CMDS Committee may at any time, without a Participant’s consent, amend or modify the Plan or any Award under the Plan to comply with law, accounting standards, regulatory guidance or other legal requirements. The CMDS Committee may create subplans as may be necessary or advisable to comply with non-U.S. legal or regulatory provisions. Notwithstanding the foregoing, neither the Board nor the CMDS Committee may accelerate the payment or settlement of any Award that constitutes a deferral of compensation for purposes of Section 409A of the Internal Revenue Code except to the extent the acceleration would not result in a Participant incurring interest or additional tax under Section 409A.

Term.    No Awards may be made more than five years after the date of shareholder approval of the Plan.

Section 162(m) of the Internal Revenue Code.    Section 162(m) limits the federal income tax deduction for compensation paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) of a publicly held corporation to $1 million per fiscal year, with exceptions for certain performance-based compensation. Such performance-based compensation may consist of awards determined by the CMDS Committee under a formula approved by the Company’s shareholders. Our shareholders approved the formula currently used by the CMDS Committee at our annual meeting on March 22,

2001. The Company is not seeking to change the current formula. Awards of stock options or SARs determined by the CMDS Committee under the Plan will also qualify for the performance-based compensation exception to Section 162(m).

Plan Benefits.    Awards under the Plan will be authorized by the CMDS Committee in its sole discretion. Therefore, it is not possible to determine the benefits or amounts that will be received by any particular employees or group of employees in the future or that would have been received in 2009 had the amendment of the Plan then been in effect.

U.S. Federal Income Tax Consequences.

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Stock Units.    A Participant who receives stock units will be taxed at ordinary income tax rates on the then fair market value of the shares of common stock distributed at the time of settlement of the stock units and a corresponding deduction will be allowable to the Company at that time (subject to Section 162(m)). The Participant’s tax basis in the shares will equal the amount taxed as ordinary income, and on subsequent disposition the Participant will realize long-term or short-term capital gain or loss.

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Restricted Stock.    A Participant who is awarded restricted stock will not be taxed at the time an Award is granted unless the Participant makes the special election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code as discussed below. Upon lapse of the risk of forfeiture or restrictions on transferability applicable to the shares comprising the Award, the Participant will be taxed at ordinary income tax rates on the then fair market value of the shares. The Company is required to withhold tax on the amount of income so recognized, and a deduction corresponding to the amount of income recognized will be allowable to the Company (subject to Section 162(m)). The Participant’s tax basis in the shares will be equal to the ordinary income so recognized. Upon subsequent disposition of the shares, the Participant will realize long-term or short-term capital gain or loss.

Pursuant to Section 83(b) of the Internal Revenue Code, the Participant may elect within 30 days of receipt of the Award to be taxed at ordinary income tax rates on the fair market value of the shares comprising such Award at the time of Award (determined without regard to any restrictions which may lapse) less any amount paid for the shares. In that case, the Participant will acquire a tax basis in the shares equal to the ordinary income recognized by the Participant at the time of Award. No tax will be payable upon the lapse or release of the restrictions or at the time the shares first become transferable, and any gain or loss upon subsequent disposition will be a capital gain or loss. In the event of a forfeiture of shares of common stock with respect to which a Participant previously made a Section 83(b) election, the Participant will generally not be entitled to a loss deduction.

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Nonqualified Stock Options.    The grant of a nonqualified stock option will not result in the recognition of taxable income by the Participant or in a deduction to the Company. Upon exercise, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price, and a tax deduction is allowable to the Company equal to the amount of such income (subject to Section 162(m)). Gain or loss upon a subsequent sale of any shares received upon the exercise of a nonqualified stock option generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the shares sold). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the Participant.

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ISOs.    Upon the grant or exercise of an ISO within the meaning of Section 422 of the Internal Revenue Code, no income will be realized by the Participant for federal income tax purposes and the Company will not be entitled to any deduction. However, the excess of the fair market value of the shares of common stock as of the date of exercise over the exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares are not disposed of within the one-year period beginning on the date of the transfer of such shares to the Participant or within the two-year period beginning on the date of grant of the stock option, any profit realized by the Participant upon the disposition of such shares will be taxed as long-term capital gain and no deduction will be allowed to the Company. If the shares are disposed of within the one-year period from the date of transfer of such shares to the Participant or within the two-year period from the date of grant of the stock option, the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary income to the Participant at the time of disposition, and a corresponding deduction will be allowable to the Company. Certain additional rules apply if the exercise price for a stock option is paid in shares previously owned by the Participant.

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SARs.    The grant of SARs will not result in the recognition of taxable income by the Participant or in a deduction to the Company. Upon exercise, a Participant will recognize ordinary income in an amount equal to the then fair market value of the shares of common stock or cash distributed to the Participant. The Company is entitled to a tax deduction equal to the amount of such income (subject to Section 162(m)). Gain or loss upon a subsequent sale of any shares received upon the exercise of SARs generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the shares sold).

Equity Compensation Plan Information.    The following table provides information about stock options outstanding and shares of common stock available for future awards under all of Morgan Stanley’s equity compensation plans as of December 31, 2009. The following information is intended to update and supplement the table and, we believe, is useful for a better understanding of “Item 4–Company Proposal to Amend 2007 Equity Incentive Compensation Plan”: as of January 31, 2010 (i) the number of shares available for grant under all equity compensation plans was 26 million with only 16 million available for future stock unit and restricted stock awards; (ii) the number of outstanding full value awards (including restricted stock units and performance stock units at target) was 118 million; (iii) the number of outstanding stock options was 73 million; (iv) the weighted average exercise price of outstanding stock options was $51.15; and (v) the weighted average remaining life of outstanding stock options was 3.3 years. Morgan Stanley has not made any grants of common stock outside of its equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	81,879,016	$51.2924	104,404,699	(1)
Equity compensation plans not approved by security holders	—	—	2,291,661	(2)
Total	81,879,016	$51.2924	106,696,360	(3)

(1) Includes the following:

(a)

39,245,082 shares available under the Employee Stock Purchase Plan (ESPP). Pursuant to this plan, which is qualified under Section 423 of the Internal Revenue Code, eligible employees may purchase shares of common stock at a discount to market price through regular payroll deduction. The CMDS Committee approved the discontinuation of the ESPP, effective June 1, 2009, such that no further contributions to the plan will be permitted following such date, until such time as the CMDS Committee determines to recommence contributions under the plan.

(b)

57,034,165 shares available under the 2007 Equity Incentive Compensation Plan (EICP). Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units to be settled by the delivery of shares of common stock (or the value thereof), performance-based units, other awards that are valued by reference to or otherwise based on the fair market value of common stock, and other equity-based or equity-related awards approved by the CMDS Committee.

(c)

7,388,670 shares available under the Employee Equity Accumulation Plan (EEAP), which includes 565,892 shares available for awards of restricted stock and restricted stock units. Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units to be settled by the delivery of shares of common stock (or the value thereof), other awards that are valued by reference to or otherwise based on the fair market value of common stock, and other equity-based or equity-related awards approved by the CMDS Committee.

(d)	351,101 shares available under the Tax Deferred Equity Participation Plan (TDEPP). Awards consist of restricted stock units which are settled by the delivery of shares of common stock.

(e)

385,681 shares available under the Directors’ Equity Capital Accumulation Plan (DECAP). This plan provides for periodic awards of shares of common stock and stock units to non-employee directors and also allows non-employee directors to defer the fees they earn from services as a director in the form of stock units.

(2) 22,957 shares available under the Branch Manager Compensation Plan (BMCP), 13,239 shares available under the Financial Advisor and Investment Representative Compensation Plan (FAIRCP), and 2,255,465 shares available under the Morgan Stanley 2009 Replacement Equity Incentive Compensation Plan for Morgan Stanley Smith Barney Employees (REICP). The material features of these plans are described below.

(3) As of December 31, 2009, approximately 64,810,132 million shares were available under the Company’s plans that can be used for the purpose of granting annual employee equity awards (EICP, EEAP, TDEPP, BMCP and FAIRCP). Approximately 42,218,771 million shares were granted in January 2010 as part of 2009 employee incentive compensation (which, for the PSUs granted to senior executives, reflects the grant of the target number of units, although the senior executive may ultimately earn up to two times the target number, or nothing, based on the Company’s performance over the three-year performance period).

The material features of Morgan Stanley’s equity compensation plans that have not been approved by shareholders under SEC rules (BMCP, FAIRCP and REICP) are described below. The following descriptions do not purport to be complete and are qualified in their entirety by reference to the plan documents. All plans through which awards may currently be granted are included as exhibits to the 2009 Form 10-K.

BMCP.    Branch managers in the Global Wealth Management Group are eligible to receive awards under BMCP. Awards under BMCP may consist of cash awards, restricted stock and restricted stock units to be settled by the delivery of shares of common stock.

FAIRCP.    Financial advisors and investment representatives in the Global Wealth Management Group are eligible to receive awards under FAIRCP. Awards under FAIRCP may consist of cash awards, restricted stock and restricted stock units to be settled by the delivery of shares of common stock.

REICP.    The REICP was adopted in connection with the MSSB joint venture and without stockholder approval pursuant to the employment inducement award exception under the New York Stock Exchange Corporate Governance Listing Standards. The equity awards granted pursuant to the REICP are limited to awards to induce certain Citigroup employees to join the new MSSB joint venture by replacing the value of Citigroup awards that were forfeited in connection with the employees’ transfer of employment to MSSB. Awards under the REICP may be made in the form of restricted stock units, stock appreciation rights, stock options and restricted stock and other forms of stock-based awards.

Shareholder Proposals

The Company sets forth below five shareholder proposals and the proponents’ supporting statements. The Board and the Company accept no responsibility for the text of these proposals and supporting statements. The Board’s voting recommendation immediately follows each proposal. The Board recommends that you vote against each of the five shareholder proposals. A proposal may be voted on at the annual meeting only if properly presented by the shareholder proponent or the proponent’s qualified representative.

Item 5—Shareholder Proposal Regarding Special Shareowner Meetings

Emil Rossi, P.O. Box 249, Boonville, CA 95415, owner of approximately 4,000 shares of common stock, has notified Morgan Stanley that he intends to present the following proposal at the annual meeting.

RESOLVED, Shareowners ask our board to take the steps necessary to amend our bylaws and each applicable governing document to give holders of 10% of our outstanding common stock (or the lowest percentage allowed by law above 10%) the power to call a special shareowner meeting. This includes multiple shareowners combining their holdings to equal the 10%-of-outstanding common threshold. This includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by state law) that apply only to shareowners but not to management and/or the board.

A special meeting allows shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. If shareowners cannot call a special meeting investor returns may suffer. Shareowners should have the ability to call a special meeting when a matter merits prompt attention. This proposal does not impact our board’s current power to call a special meeting.

This proposal topic won more than 49%-support at our 2009 annual meeting and proposals often win higher votes at subsequent elections. Our 49%-support may be more impressive since large shareholders owning 22% and 13% respectively of our stock may have voted in lockstep against this proposal topic.

This proposal topic won more than 60% support the following companies in 2009: CVS Caremark (CVS), Sprint Nextel (S), Safeway (SWY), Motorola (MOT) and R. R. Donnelley (RRD). William Steiner and Nick Rossi sponsored these proposals.

The merit of this Special Shareowner Meetings proposal should also be considered in the context of the need for improvement in our company’s 2009 reported corporate governance status:

John Mack was designated a “Flagged (Problem) Director” by The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, due to his NYSE board service during “Dick” Grasso’s tenure. “Dick” Grasso’s tenure was highlighted by his scandalous $190 million exit payment.

The Corporate Library rated our company “High Concern” in executive pay. Robert Kidder, our Lead Director and also the Chairman of our executive pay committee, had 16-years director tenure—independence concern. Our directors served on these five boards rated “D” or “F” by The Corporate Library: Robert Kidder, Schering-Plough (SGP); Charles Phillips, Oracle (ORCL) and Viacom (VIA); Donald Nicolaisen, Verizon (VZ) and James Hance, Sprint Nextel (S).

We had no shareholder right to cumulative voting, to act by written consent, to cast a simple majority vote to change our bylaws or to vote on executive pay. Shareholder proposals to address all or some of these topics have received majority votes at other companies and would be excellent topics for our next annual meeting.

The above concerns show there is need for improvement. Please encourage our board to respond positively to this proposal: Special Shareowner Meetings -Yes on 5.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.    The Board believes that this proposal is not in the best interest of shareholders and opposes this proposal for the reasons discussed below.

Our shareholders already have the ability to call a special meeting of shareholders.    In March 2010, our Board amended the Company’s amended and restated Bylaws (Bylaws) to provide that owners of at least 25% of the Company’s common stock (excluding shares as to which the holder would not have the right to vote or has transferred any of the economic consequences of ownership) may call a special meeting of shareholders. In light of this amendment, we believe that the adoption of this proposal is unnecessary.

Special meetings are costly, time-consuming and impose other significant burdens on the Company.    The Board believes that allowing owners of at least 25% of our common stock to call a special meeting strikes the right balance between, on the one hand, providing an important right to owners of a significant portion of our common stock while, on the other hand, avoiding unnecessary, burdensome and costly special meetings called by a small minority of shareholders to advance their own interests. The Board believes that lowering the threshold in the Bylaws for shareholders to call a special meeting from 25% to 10% would be disruptive to our Company’s operations, require significant attention from our Board and management and impose substantial administrative and financial burdens on the Company. Specifically, the Board believes it is in the best interests of the Company and its shareholders to hold a special meeting only if requested by the owners of a significant portion of our common stock because:

•	Preparing for special meetings would require considerable attention from senior management, diverting them from managing our operations and executing our business strategy.

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Holding these special meetings also would require the preparation and distribution of proxy materials, together with the solicitation and tabulation of votes, resulting in significant legal, printing and distribution costs for the Company.

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Allowing any 10% holder(s) of our common stock, regardless of whether they actually maintained that level of economic and voting interest, to have an unlimited ability to call special meetings at any time and for any purpose would encourage them to use this costly mechanism to serve their narrow interests, without providing any corresponding benefit to Morgan Stanley and our shareholders as a whole.

The Company’s existing governance practices and policies already ensure that our Board is fully accountable to our shareholders.    In addition to the ability of owners of at least 25% of our common stock to call a special meeting, the Company has the following governance practices and policies:

•	All of the Company’s directors are elected annually under a majority voting standard. Over the past three years, the Board as a whole has been elected by an average of over 94% of the votes cast.

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We provide ample opportunity for our shareholders to raise appropriate matters at our annual meetings.    Indeed, shareholders have frequently used our annual meetings to make proposals through the proxy rules, or to communicate their concerns by raising issues from the floor of the meeting.

•	The Company’s amended and restated certificate of incorporation does not include any super-majority vote provisions. All Company and shareholder proposals are subject to simple majority standards.

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Our Board maintains open lines of communication with our shareholders throughout the year.    The Board has adopted a policy regarding shareholder communications, which is available on the Company’s website, and is committed to adopting and following corporate governance best practices in this area.

The Company’s governance practices and policies already protect shareholder interests and certain important matters must be submitted to shareholder vote.    The rules governing companies listed on the NYSE and incorporated under Delaware law already require us to submit certain matters to a vote of shareholders for approval – either at a special meeting called by the Company or at our annual meeting. These matters include mergers, large share issuances and the adoption of equity-based compensation plans. Given the right of shareholders to call a special meeting that is already in place and that certain important matters must be submitted to shareholder vote, the Board does not believe that it is necessary or advisable to lower the threshold required to call a special meeting of shareholders from 25% to 10%.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.

Item 6—Shareholder Proposal Regarding Executive Equity Holdings Requirement

The American Federation of Labor and Congress of Industrial Organizations, 815 Sixteenth Street, N.W., Washington, D.C. 20006, owner of approximately 1,028 shares of common stock, has notified Morgan Stanley that it intends to present the following proposal and related supporting statement at the annual meeting.

RESOLVED: The Stockholders of Morgan Stanley (the “Company”) request that the Board of Directors (the “Board”) adopt a policy requiring a five-year lock-up period for senior executives’ equity incentive awards. During this lock-up period, senior executives may redeem or sell one-fifth of their equity incentive awards in each of the five years. This lock-up period will begin to run after all performance requirements to earn the awards have been met and will continue even if the executive is no longer employed.

This policy will apply in addition to any other equity holding requirements that our Board has established for senior executives. This policy will not apply to existing contracts but should cover new contracts and extensions or replacements of existing contracts.

Supporting Statement

We believe the impact of the recent financial crisis was exacerbated by skewed incentive compensation programs that spurred executives of financial companies to assume excessive risk for short-term illusory gains. In our view, these flawed compensation practices enabled executives to cash out hundreds of millions of dollars in compensation when the going was good and not forfeit any money when their companies imploded.

In June 2009, Treasury Secretary Timothy Geithner urged that “Companies should seek to pay top executives in ways that are tightly aligned with the long-term value and soundness of the firm.” Goldman Sachs CEO Lloyd Blankfein has proposed paying executives in deferred equity and requiring them to hold much of it until retirement, and banning guaranteed multi-year bonuses.

A 2009 study, “America’s Bailout Barons,” by the Institute for Policy Studies found that CEOs at 20 banks that received funds from the Troubled Asset Relief Program (“TARP”) were paid 37% more in 2008 than the average pay for CEOs of the S&P 500 companies. Indeed, our Company was a TARP participant. Now that our Company has repaid the TARP funds, we are concerned that our Company may unduly reward executives for short-term performance. Our proposal seeks to link executive pay with long-term performance by ensuring an appropriate holding period for equity incentive awards. This compensation approach has been promoted by Professors Lucian Bebchuk of the Harvard Law School and Jesse Fried of the UC Berkeley School of Law, authors of “Pay Without Performance: The Unfulfilled Promise of Executive Compensation.”

“When an executive’s options or shares vest, one-fifth of them could become unblocked, and the executive would subsequently be free to cash them out, in each of the subsequent five years,” they wrote in a June 16, 2009 op-ed in The Wall Street Journal.

We recognize that our Company has adopted stockholding requirements for certain executives. Our proposal enhances these requirements by requiring senior executives to hold their equity incentive awards over a suitable period commensurate with long-term performance even if they have departed from the Company.

We urge you to vote FOR this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.    The Board believes that this proposal is not in the best interest of shareholders and opposes this proposal for the reasons discussed below.

The Company’s existing stock ownership commitment policy for senior executives requires a longer holding period, in practice, than that outlined in the proposal.    Under the Company’s current policy, the Chairman of the Board and members of the Company’s Operating Committee, which include the Company’s most senior officers, are required to retain at least 75% of the common stock they receive pursuant to all Company equity awards (including options, restricted stock units and performance stock units) made to them while in these roles (less allowances for any option exercise price and taxes). The proposal seeks to have the Company adopt an equity holding policy that would allow these executives to sell 100% of the equity they receive after a five-year period – even if they remain on the Operating Committee. The Company’s existing stock ownership commitment policy requires a longer holding period in practice, because it only allows these executives to sell 25% of the net equity they receive for as long as they are on the Operating Committee, which may be significantly longer than five years.

The Company’s current equity ownership policies and compensation programs already encourage a focus on long-term Company performance in a way that meets or exceeds the objectives of the proposal.    The Board agrees that meaningful equity ownership by executive officers serves the critical purpose of aligning their long-term interests with those of the Company’s shareholders. In fact, as described in the CD&A herein, we have fundamentally restructured the way we pay our employees – consistent with regulatory requirements and guidance and industry best practices – so that a significantly greater portion of total compensation is now at-risk, subject to clawback and tied to long-term Company performance. In addition to the stock ownership commitment policy, the structure of the Company’s equity compensation program is designed to provide senior executives with an incentive to manage the Company from the perspective of shareholders with an equity stake in the business. A significant portion of senior executive compensation is composed of equity awards that are tied to long-term performance metrics and have multi-year vesting schedules, as well as mandatorily deferred compensation. So, the Company’s current policies already meet or exceed the objectives of the proposal.

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In 2009 the Company substantially increased the ratio of executive compensation that is deferred. For example, the average deferral for Operating Committee members rose from 42% in 2008 to approximately 75% in 2009 and for Managing Directors, the average deferral rose from 32% to 54%.

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Morgan Stanley’s restricted stock units typically convert into shares over a three-year period and, to the extent they are vested prior to conversion, remain subject to cancellation for certain prohibited activities. The value realized upon conversion of these restricted stock units is directly tied to the long-term appreciation of the Company’s stock price from the date of grant of the units, which clearly links the interests of senior executives and shareholders.

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Further, under the Company’s new performance stock units, shares will only be paid to participants if certain pre-established goals, including with respect to total shareholder return, are achieved over a three-year performance period. To the extent that any performance stock units are earned after the end of the performance period, the value of such units will depend on the stock price at the time of payment, and will remain subject to clawback if payment is made based on materially inaccurate financial statements.

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To the extent any shares are received by a member of the Operating Committee upon the conversion of his or her restricted stock units or performance stock units, such shares are subject to the 75% stock ownership commitment while he or she is on the Operating Committee.

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As described in the CD&A herein, the CMDS Committee worked with the Company’s Chief Risk Officer and the Committee’s independent consultant in reviewing the Company’s compensation arrangements, including for our senior officers, to help ensure that the arrangements do not encourage unnecessary or excessive risk-taking that threatens the Company’s interests or gives rise to risk that could have a material adverse effect on the Company.

The Board believes that the Company’s current stock ownership guidelines and compensation structure provide a balanced approach to aligning the long-term interest of its executive officers with other shareholders by requiring executives to own meaningful levels of the Company’s stock over extended periods of time. The Company’s policies and programs result in executives realizing increased value from their equity compensation only if the Company’s stock price both increases and sustains its growth over time. Therefore, we do not believe that the restrictions in the proposal are necessary or otherwise provide a meaningful addition to our existing compensation practices.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.

Item 7—Shareholder Proposal Regarding Independent Chair

Laborers National Pension Fund, 14140 Midway Road, Suite 105, Dallas, Texas 75244, owner of approximately 26,400 shares of common stock, has notified Morgan Stanley that it intends to present the following proposal and related supporting statement at the annual meeting.

RESOLVED: That stockholders of Morgan Stanley (“Morgan Stanley” or “the Company”) ask the board of directors to adopt a policy that the board’s chairman be an independent director who has not previously served as an executive officer of Morgan Stanley. The policy should be implemented so as not to violate any contractual obligation. The policy should also specify (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders; and (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman.

SUPPORTING STATEMENT

It is the responsibility of the Board of Directors to protect shareholders’ long-term interests by providing independent oversight of management, including the Chief Executive Officer (CEO), in directing the corporation’s business and affairs. Currently at our Company, Mr. John Mack is the Chairman of the Board who until recently also served as CEO. We believe that this current scheme may not adequately protect shareholders.

Shareholders of Morgan Stanley require an independent leader to ensure that management acts strictly in the best interests of the Company. By setting agendas, priorities and procedures, the position of Chairman is critical in shaping the work of the Board of Directors. Accordingly, we believe that having an independent director serve as chairman can help ensure the objective functioning of an effective Board.

As a long-term shareholder of our Company, we believe that ensuring that the Chairman of the Board of our Company is independent, will enhance Board leadership at Morgan Stanley, and protect shareholders from future management actions that can harm shareholders. Other corporate governance experts agree. As a Commission of The Conference Board stated in a 2003 report, “The ultimate responsibility for good corporate governance rests with the board of directors. Only a strong, diligent and independent board of directors that understands the key issues, provides wise counsel and asks management the tough questions is capable of ensuring that the interests of shareowners as well as other constituencies are being properly served.”

We believe that the recent wave of corporate scandals demonstrates that no matter how many independent directors there are on the Board, that Board is less able to provide independent oversight of the officers if the Chairman of that Board is also the current or former CEO of the Company.

We, therefore, urge shareholders to vote FOR this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.    The Board believes that this proposal is not in the best interest of shareholders and opposes this proposal for the reasons discussed below.

The Board should not be constrained by an inflexible, formal requirement that the Chairman be an independent director who has not previously served as an executive officer.    The Board believes that adopting a policy to restrict the Board’s discretion in selecting the Chairman would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Chairman at any given time. The Company and its shareholders are best served by maintaining the flexibility to have any individual serve as Chairman of the Board, based on the best interests of the Company and current circumstances, rather than mandating a particular leadership structure. Indeed, under our current Board structure, we now have a separate Chairman (John J. Mack) and Chief Executive Officer (James P. Gorman).

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In selecting a Chairman the Board considers, among other things, the composition of the Board, the role of our Lead Director, Morgan Stanley’s strong governance practices, the Chief Executive Officer’s working relationship with the Board, and the challenges specific to Morgan Stanley. Given Mr. Mack’s prior role as Chief Executive Officer, his existing relationship with the Board, his deep understanding of Morgan Stanley’s businesses, and his strong track record of professional experience and leadership, the Board strongly believes it is in the best interest of shareholders for Mr. Mack to hold the role of Chairman of Morgan Stanley.

The Board believes there is already significant independent oversight of management.    Our Corporate Governance practices and policies already ensure substantial independent oversight of management. For instance:

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We have a strong and independent Lead Director.    Our Corporate Governance Policies provide for an independent and active Lead Director with clearly defined leadership authority and responsibilities. Our Lead Director, C. Robert Kidder, was appointed by our other independent directors in 2006 and has responsibilities including: (i) presiding at all meetings of the Board at which the Chairman is not present; (ii) having the authority to call, and lead, sessions composed only of non-management directors or independent directors; (iii) advising the Chairman of the Board’s informational needs; (iv) approving Board meeting agendas and the schedule of Board meetings and requesting, if necessary, the inclusion of additional agenda items; and (v) making himself available, if requested by major shareholders, for consultation and direct communication. We believe that as Lead Director, Mr. Kidder has been effective at enhancing the overall independent functioning of the Board.

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We have a substantial majority of independent and non-management directors.    Ten out of the thirteen director nominees are independent as defined by the NYSE listing standards and our more stringent Corporate Governance Policies and eleven out of the thirteen director nominees are non-management directors. All of our directors are elected annually.

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Our key standing committees are composed solely of independent directors.    The Audit Committee, the CMDS Committee, and the Nominating and Governance Committee are each composed solely of independent directors and provide independent oversight of management. The Risk Committee is comprised of a substantial majority of independent directors and includes only non-management directors. In addition, the Audit and CMDS Committees meet in executive session at all meetings.

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Our non-management directors meet regularly in executive session.    At each regularly scheduled Board meeting, the non-management directors meet in an executive session without Messrs. Gorman or Mack present and, consistent with the NYSE listing standards, at least annually, the independent directors meet in executive session. These sessions are chaired by the Lead Director.

Morgan Stanley has a strong corporate governance structure that ensures independent Board discussion and evaluation of, and communication with, senior management.    Our Corporate Governance Policies and Board committee charters provide a strong framework for independent board discussion, and for evaluation of, and communication with, senior management. Board members have complete and open access to senior members of management and other employees of the Company. In addition, the Board believes that the attendance of key executive officers at Board meetings augments the meeting process. To that end, the Company’s senior management attend all regularly scheduled Board meetings. Other officers of the Company who, in the Board’s opinion, can assist with its deliberations and provide critical insights and analysis are also invited to attend our Board meetings. The Board believes that the candor and objectivity of the Board’s deliberations are not affected by whether its Chairman is independent or a member of management. The strength of our corporate governance structure is such that the Chairman’s former service as an executive officer of the Company does not in any way limit the Board’s oversight of the effectiveness of management but in fact provides over three decades of experience and insight into Morgan Stanley’s business, which are invaluable in these times of unprecedented change.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.

Item 8—Shareholder Proposal Regarding Report on Pay Disparity

Elizabeth Phillips, 1035 Forest Avenue, Wilmette, IL 60091, owner of approximately 250 shares of common stock, has notified Morgan Stanley that she intends to present the following proposal at the annual meeting.

RESOLVED: shareholders request the Board’s Compensation Committee initiate a review of our company’s executive compensation policies and make available, upon request, a summary report of that review by October 1, 2010 (omitting confidential information and processed at a reasonable cost). We request that the report include:

1.	A comparison of the total compensation package of senior executives and our employees’ median wage in the United States in July 2000, July 2004 & July 2009.

2.	An analysis of changes in the relative size of the gap and an analysis and rationale justifying this trend.

3.	An evaluation of whether our senior executive compensation packages (including, but not limited to, options, benefits, perks, loans and retirement agreements) are “excessive” and should be modified to be kept within reasonable boundaries.

4.	An explanation of whether sizable layoffs or the level of pay of our lowest paid workers should result in an adjustment of senior executive pay to “more reasonable and justifiable levels” and whether Morgan Stanley should monitor this comparison going forward.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.    The Board believes that this proposal is not in the best interest of shareholders and opposes this proposal for the reasons discussed below.

The Company views its compensation decisions for all employees, both executive and non-executive, in the aggregate, with a focus on motivating performance at all levels that fosters long-term and sustainable growth at the Company.    The Company values the important contributions made by all of its approximately 61,000 employees and is committed to paying all employees fairly in accordance with their job responsibilities and performance, as well as market and competitive considerations. Compensation levels for employees are determined through a multi-dimensional process that includes review of Company financial and strategic goals, as well as internal and external benchmarks, with extensive consideration given to attracting and retaining the best talent. In light of the independence of the CMDS Committee and its role in determining all aspects of executive officer compensation and the process currently in place to determine compensation for other employees, the Board does not believe that the review and the reports sought in the proposal would provide any reasonable benefit or additional value or information to the Company’s shareholders – particularly in light of the possible financial and resource burden the Company would bear in undertaking the evaluations and producing the reports requested.

The Company already carefully and thoroughly evaluates compensation decisions for all employees.    The Company works diligently, and in partnership with the Board’s independent CMDS Committee with regard to executive officer compensation, to set employee and executive compensation commensurate with each individual’s position and the need for the Company to attract, recruit and retain the best individuals at all levels to foster growth at the Company.

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The CMDS Committee, which is comprised entirely of independent directors, reviews and approves annually all compensation – amount, form and design – awarded to the Company’s executive officers. The CMDS Committee also oversees the equity and nonqualified deferred compensation arrangements in which executives and non-executive employees participate. In designing compensation for the Company’s executive officers, the CMDS Committee focuses on performance. As described in the CD&A above, at the beginning of each year, in consultation with the Board, the CMDS Committee approves specific performance priorities. Prior to finalizing compensation, the CMDS Committee considers a number of factors, including progress towards these performance priorities, as well as individual performance, relevant compensation data of peers and internal relative pay considerations. In order to better align the compensation received by executive officers with our pay-for-performance goals, executive officers, beginning in 2009, also receive a portion of their compensation in at-risk performance stock units that only pay out if certain pre-established performance targets are met after a three-year performance period. The CMDS Committee also engages an independent compensation consultant that attends its meetings and provides advice to the CMDS Committee on executive compensation matters.

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In light of the unprecedented economic environment and government support for the financial services industry, our Chairman and former CEO John Mack did not receive any year-end incentive compensation for the third year in a row. Furthermore, after receiving no year-end incentive compensation in 2008, CEO James Gorman was paid no cash bonus in 2009 and received his year-end award only in deferred compensation.

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In designing compensation for the Company’s non-executive employees, the focus is also on performance. Other than employees who are compensated through a formulaic performance-based structure, our full-time eligible employees receive the same components of pay received by our executive officers: cash, equity-based compensation and cash-based deferred compensation. As compensation and responsibilities increase, a greater percentage of an employee’s incentive compensation, relative to other employees, is delivered as long-term awards and a greater portion of his or her compensation is deferred.

The Board believes that the compensation information disclosed in the annual proxy statement, which includes a detailed discussion of our compensation goals and methods, provides information that is more meaningful for shareholders than the analysis that is requested by this proposal.    The Company annually provides a thorough discussion of its executive compensation design and philosophy in its proxy statement, which allows shareholders to review its practices. The Company also provides additional information about its corporate governance practices on its publicly available website. The Board maintains open lines of communication with the Company’s shareholders throughout the year, pursuant to the Company’s policy regarding shareholder communications, and is committed to adopting and following corporate governance best practices in this area. The Board believes that the additional reports sought by the proposal would not provide additional information to shareholders and would instead be a costly waste of corporate resources.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.

Item 9—Shareholder Proposal Regarding Recoupment of Management Bonuses

SEIU Master Trust, 11 Dupont Circle, N.W, Ste. 900, Washington, DC 20036, owner of approximately 13,400 shares of common stock, has notified Morgan Stanley that it intends to present the following proposal and related supporting statement at the annual meeting.

RESOLVED, that shareholders of Morgan Stanley (“Morgan Stanley”) urge the board of directors to adopt a policy that the board will review, and determine whether to seek recoupment of, bonuses and other incentive compensation (or appropriate portions thereof) paid to senior executives in the previous five years based on financial or operating metric(s) (“Compensation Metrics”) that have (a) been materially reduced as the result of a restatement of financial results or (b) been determined by the board to have been materially unsustainable, as shown by subsequent impairment charges, asset writedowns or other similar developments affecting the Compensation Metrics.

SUPPORTING STATEMENT

As long-term shareholders, we favor compensation policies that will focus senior executives on the creation of sustainable value. In our view, compensation practices, especially at financial firms, fostered a short-term mentality and contributed to the excessive risk-taking that led to the financial crisis. Specifically, we believe that, as Harvard Professor Lucian Bebchuk has stated, “The ability to take a large amount of compensation based on short-term results off the table provides executives with powerful incentives to seek short-term gains even when they come at the expense of long-term value, say, by creating latent risks of implosion later on.” (Testimony Before House Committee on Financial Services, June 11, 2009)

To address that problem this proposal asks Morgan Stanley’s board to adopt a policy that Morgan Stanley will seek to recoup compensation paid on any Compensation Metric that is later “reversed”, either because of a material restatement of the financials or because performance on the Compensation Metric turns out to have been materially unsustainable in the five years after the compensation was paid. The proposal gives the board discretion to define materiality as well as to decide how the policy will be incorporated into Morgan Stanley’s compensation programs.

We believe that a clawback policy like the one described in this proposal will benefit Morgan Stanley and its shareholders. Morgan Stanley recently adopted a clawback policy implemented through a newly-adopted compensation plan. That policy only applies, however, if an individual “engages in conduct detrimental to the Company, such as causing the need for a restatement of financial results, a significant financial loss, or other reputational harm to the Company or one of its businesses.” (See 2009 Proxy Statement) Morgan Stanley has repaid its TARP funds and thus is no longer subject to the clawback requirement imposed on companies still operating under TARP.

The policy we propose would be broader than Morgan Stanley’s policy, as it would provide for recoupment of compensation even when the recipient did not himself or herself engage in misconduct. In our view, compensation paid on achievements that turned out to be illusory should be returned regardless of an individual’s own culpability.

We urge shareholders to vote FOR this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.     The Board believes that this proposal is not in the best interest of shareholders and opposes this proposal for the reasons discussed below.

The Company’s existing tools to recoup employee compensation are broader than those suggested by the proposal, which only focus on “financial or operating metrics.”    The Company was the first major U.S. bank to enact a clawback for a portion of year-end compensation in 2008, and further enhanced its clawback ability in 2009. The Company includes clawback provisions in both its performance stock units and deferred cash-based awards granted as part of the annual incentive compensation of senior executives and other employees.

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In 2009, the clawback provision in the Company’s deferred cash-based awards was enhanced to cover situations where there is (i) a substantial loss on a trading position or other holding or (ii) any loss on a trading position where an employee operated outside the risk parameters applicable to the trading position or other holding if, in either case, such position was a factor in that employee’s compensation determination. In addition, deferred cash-based awards may also be cancelled for failure to comply with the Company’s compliance, ethics or risk management standards. These requirements include a range of employee conduct that could be detrimental to the Company, and are not only confined to the Company’s financial and operating performance.

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Furthermore, shares acquired pursuant to the Company’s performance stock unit awards are paid out only if certain objective financial performance targets are met. If payment is made based on materially inaccurate financial statements, they are subject to clawback, even after they have been paid out. This trigger is not dependent upon a finding that the recipient engaged in misconduct, but is directly tied to the achievement of financial metrics – which meets a primary goal of the proposal. In addition, all incentive compensation awards are subject to cancellation, if an employee engages in certain detrimental conduct, including the misuse of confidential and proprietary information, engaging in conduct that constitutes “cause” under the Company’s incentive programs or failing to provide appropriate notice in connection with a resignation of employment.

The Company’s compensation programs also already meet another objective of the proposal by tying compensation to long-term performance through such features as long-term performance-based awards and mandatory deferral.    The Board recognizes that incentivizing senior executives to create long-term shareholder value at the Company is a critical element in structuring executive compensation. In 2009, the Company made fundamental changes to its compensation structure to further tie pay to long-term performance by increasing the portion of year-end compensation that is deferred and through the use of long-term performance-based equity awards. Further, risk management is now a more integrated part of compensation determinations, which helps to ensure that the structure and design of compensation arrangements do not encourage unnecessary and excessive risk-taking on the part of senior executives.

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In order to reinforce accountability, the Company in 2009 began paying a portion of senior executives’ compensation as long-term performance-based stock units (PSUs) that focus a greater portion of total compensation on long-term results rather than a one-year performance period. Under the program, shares must be earned based on Company performance with respect to core financial metrics on both an absolute basis and relative basis over a three-year period, as established by the CMDS Committee prior to grant and described in the CD&A above. If performance does not meet predetermined standards, executives will receive no compensation under this program.

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Also in 2009, the Company increased the portion of year-end compensation that is deferred to further align compensation with Morgan Stanley’s long-term success. The mandatory compensation deferral rate for Operating Committee members was approximately 75% in 2009, up from 42% in 2008. The value realized upon conversion of the portion of incentive compensation paid in restricted stock units (and for senior executives, PSUs) is based upon appreciation of the Company’s stock price from the date of grant of the units, which clearly links the interests of senior executives and shareholders.

The Board believes the Company’s current tools for recouping employee pay and compensation structure provide a balanced and effective approach to aligning the long-term interest of its executive officers with other shareholders by appropriately motivating senior executives, and therefore does not consider the policy advocated by the proposal necessary or otherwise additive to our existing compensation programs and structure.

Our Board unanimously recommends that you vote “AGAINST” this proposal. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers to file reports with the SEC indicating their holdings of, and transactions in, our equity securities. The Company believes that, during 2009, our reporting persons complied with all Section 16(a) filing requirements.

Certain Transactions.    Our subsidiaries may extend credit in the ordinary course of business to certain of our directors, officers and members of their immediate families. These extensions of credit may be in connection with margin loans, mortgage loans, credit card transactions, revolving lines of credit and other extensions of credit by our subsidiaries. The extensions of credit are made on substantially the same terms and conditions, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

Each of BlackRock, FMR, MUFG and State Street beneficially owns 5% or more of the outstanding shares of Morgan Stanley common stock as reported under “Principal Shareholders” herein. During 2009, we engaged in transactions in the ordinary course of business with each of BlackRock, FMR, MUFG and State Street and certain of their respective affiliates. Such transactions were on substantially the same terms as those prevailing at the time for comparable transactions with unrelated third parties.

On October 13, 2008, Morgan Stanley issued to MUFG 7,839,209 shares of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock and 1,160,791 shares of Series C Non-Cumulative Non-Voting Perpetual Preferred Stock for an aggregate purchase price of $9 billion as part of a global strategic alliance between MUFG and the Company. During 2009, the Company issued common stock of approximately $6.9 billion in two registered public offerings. MUFG elected to participate in both offerings and in one of the offerings funded its purchase of 29,375,000 shares of our common stock (for an aggregate purchase price of $705 million) with the proceeds of the Company’s repurchase of 640,909 shares of the Series C Preferred Stock. On March 30, 2010, the Company and MUFG entered into definitive agreements formalizing their previously announced intention to form a joint venture in Japan of their respective investment banking and securities businesses. MUFG and the Company will integrate their respective Japanese securities companies by forming two joint venture companies. MUFG will contribute the wholesale and retail securities businesses conducted in Japan by its subsidiary Mitsubishi UFJ Securities Co., Ltd. into one of the joint venture entities which will be named Mitsubishi UFJ Morgan Stanley Securities, Co., Ltd. (“MUMSS”). The Company will contribute the investment banking operations conducted in Japan by its subsidiary, Morgan Stanley Japan Securities Co., Ltd. (“MSJS”), into MUMSS and will contribute the sales and trading and capital markets business conducted in Japan by MSJS into a second joint venture entity which will be called Morgan Stanley MUFG Securities, Co., Ltd. (“MSMS” and, together with MUMSS, the “Joint Venture”). Following the respective contributions to the Joint Venture and a cash payment of 26 billion yen from MUFG to the Company at closing of the transaction (subject to certain post-closing cash adjustments), the Company will own a 40% economic interest in the Joint Venture and MUFG will own a 60% economic interest in the Joint Venture. The Company will hold a 40% voting interest and MUFG will hold a 60% voting interest in MUMSS, while the Company will hold a 51% voting interest and MUFG will hold a 49% voting interest in MSMS. The transaction is expected to close on May 1, 2010, subject to customary closing conditions. Other initiatives that have been announced as part of the Company’s global strategic alliance with MUFG include a loan marketing joint venture in the Americas, business referral arrangements in Asia, Europe, the Middle East and Africa, a referral agreement for commodities transactions executed outside of Japan and a secondment arrangement of personnel between MUFG and the Company for the purpose of sharing best practices and expertise.

In December 2006, a son-in-law of Mr. Bostock became an employee of the Company’s Asset Management segment due to the Company’s acquisition of FrontPoint. The acquisition was a small acquisition for the Company, but important in helping to develop the alternative asset management business within Asset Management. As part of the acquisition, key employees of FrontPoint were granted retention awards in 2006 that were paid only if the employee remained employed with the Company through April 30, 2009. Mr. Bostock’s son-in-law received approximately $3.6 million in 2009 in connection with his 2006 retention award. Mr. Bostock was not involved in any discussions or decisions regarding such retention award or his son-in-law’s compensation in subsequent years. Mr. Bostock’s son-in-law’s compensation for the December 2008 one-month transition period and 2009 was approximately $1.7 million in cash with the balance in equal parts cash-based deferred compensation awards and RSUs, each in the amount of $861,000. The non-cash awards have vesting, cancellation and clawback features similar to those described in the CD&A herein.

Related Person Transactions Policy.    Our Board has adopted a written Related Person Transactions Policy (the Policy) governing the approval of related person transactions. For purposes of the Policy, a Related Person Transaction generally means (1) a Transaction with the Company in which the amount involved exceeds $120,000 in any fiscal year and a Related Person has a direct or indirect material interest and (2) any material amendments or modifications to such a Transaction. The Policy follows the SEC’s definitions of the terms Immediate Family Member, Related Person and Transaction. Under the Policy, the Company Law Department,

in consultation with the CLO and outside counsel at times, reviews potential Related Person Transactions to determine if they are subject to review under the Policy and/or disclosure is required under SEC rules. If it is determined that (1) the proposed Transaction constitutes a Related Person Transaction or (2) it would be beneficial to further review the Transaction under the Policy, then the Transaction is referred to the CEO and the CLO or the Nominating and Governance Committee as applicable. Any such Transaction will be referred for approval or ratification to: (1) the CEO and the CLO, if it involves an executive officer (or their Immediate Family Members), other than the CEO, Chairman or the CLO; (2) to the CEO, if it involves the CLO (or his Immediate Family Members); or (3) to the Nominating and Governance Committee, if it involves a 5% stockholder, a director, director nominee, the Chairman or the CEO (or their Immediate Family Members). In determining whether to approve a Related Person Transaction, the applicable reviewer considers, among other things, the commercial reasonableness of the proposed Transaction, the benefit to the Company, whether the Transaction would impair the independence of a director, if applicable, and whether the Transaction would, or would be perceived to, present an improper conflict of interest for the Related Person. All determinations by the CEO and the CLO are reported to the Nominating and Governance Committee at its next meeting. Certain Transactions are deemed not to be Related Person Transactions under the Policy, including Transactions where the Related Person has a relationship solely as a director or employee or holds less than 5% of the equity interests in a publicly traded company or less than 10% of the equity interests in a private entity; compensation arrangements of executive officers (other than an individual who is an Immediate Family Member of a Related Person) if such arrangements have been approved by the CMDS Committee, and corporate-sponsored investment opportunities approved by the CMDS Committee; director compensation arrangements approved by the Board; interests arising solely from holdings of common stock if all holders receive the same benefit on a pro rata basis; rates determined by competitive bid and products and services purchased on terms offered to unaffiliated third parties; and indemnification payments and payments under directors’ and officers’ indemnification insurance policies or payments made pursuant to the Bylaws or Certificate of Incorporation of the Company or any of its subsidiaries or pursuant to any policy, agreement or instrument. The Nominating and Governance Committee has authority to oversee the Policy and to amend it from time to time.

Other Business.    We do not know of any other matters that may be presented for action at the meeting other than those described in this proxy statement. If any other matter is properly brought before the meeting, the proxy holders will vote on such matter in their discretion.

Shareholder Proposals for the 2011 Annual Meeting.    Shareholders intending to present a proposal at the 2011 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Martin M. Cohen, Secretary, 1585 Broadway, New York, New York 10036. We must receive the proposal no later than December 14, 2010.

Shareholders intending to present a proposal at the 2011 annual meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. The Bylaws require, among other things, that our Secretary receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and no less than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2011 annual meeting no earlier than January 18, 2011 and no later than February 17, 2011. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.

Cost of Soliciting Your Proxy.    We will pay the expenses for the preparation of the proxy materials and the solicitation by the Board of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and D.F. King & Co., Inc. (D.F. King) may solicit your proxy, in person or by telephone, mail, facsimile or other means of communication. We will pay D.F. King fees not exceeding $20,000, plus expenses. We will also reimburse brokers, including MS&Co., MSSB LLC and other nominees, for costs they incur mailing proxy materials.

Shareholders Sharing an Address.    Consistent with notices sent to record shareholders sharing a single address, we are sending only one annual report and proxy statement to that address unless we received contrary instructions from any shareholder at that address. This “householding” practice reduces our printing and postage costs. Shareholders may request or discontinue householding, or may request a separate copy of the annual report or proxy statement as follows:

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Record shareholders wishing to discontinue or begin householding, or any record shareholder residing at a householded address wanting to request delivery of a copy of the annual report or proxy statement, should contact our transfer agent, BNY Mellon Shareowner Services, at 1-800-622-2393 (U.S.), (201) 680-6578 (outside the U.S.) or www.bnymellon.com/shareowner, or may write to them c/o BNY Mellon Shareowner Services at P.O. Box 358015, Pittsburgh, PA 15252-8015.

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Shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder. Any householded shareholder may request prompt delivery of a copy of the annual report or proxy statement by contacting us at (212) 762-8131 or may write to us at Investor Relations, 1585 Broadway, New York, NY 10036.

Consent to Electronic Delivery of Annual Meeting Materials.    This proxy statement and the annual report are available on our website at www.morganstanley.com/2010ams. You can save the Company postage and printing expense by consenting to access these documents over the Internet. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a shareholder of record, you may sign up for this service through Investor Service Direct at www.bnymellon.com/shareowner/isd. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic delivery of materials. Your consent to electronic delivery will remain in effect until you revoke it. If you choose electronic delivery, you may incur costs, such as cable, telephone and Internet access charges, for which you will be responsible.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2010: Our proxy statement and our 10-K annual report for the year ended December 31, 2009 are available free of charge on our website at www.morganstanley.com/2010ams.

Annex A

MORGAN STANLEY

2007 EQUITY INCENTIVE COMPENSATION PLAN

(As Proposed to be Amended)

1.    Purpose.    The primary purposes of the Morgan Stanley 2007 Equity Incentive Compensation Plan are to attract, retain and motivate employees, to compensate them for their contributions to the growth and profits of the Company and to encourage them to own Morgan Stanley Stock.

2.    Definitions.    Except as otherwise provided in an applicable Award Document, the following capitalized terms shall have the meanings indicated below for purposes of the Plan and any Award:

“Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 5(b).

“Award” means any award of Restricted Stock, Stock Units, Options, SARs or Other Awards (or any combination thereof) made under and pursuant to the terms of the Plan.

“Award Date” means the date specified in a Participant’s Award Document as the grant date of the Award.

“Award Document” means a written document (including in electronic form) that sets forth the terms and conditions of an Award. Award Documents shall be authorized in accordance with Section 12(e).

“Board” means the Board of Directors of Morgan Stanley.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder.

“Committee” means the Compensation, Management Development and Succession Committee of the Board, any successor committee thereto or any other committee of the Board appointed by the Board to administer the Plan or to have authority with respect to the Plan, or any subcommittee appointed by such Committee.

“Company” means Morgan Stanley and all of its Subsidiaries.

“Eligible Individuals” means the individuals described in Section 6 who are eligible for Awards.

“Employee Trust” means any trust established or maintained by the Company in connection with an employee benefit plan (including the Plan) under which current and former employees of the Company constitute the principal beneficiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

“Fair Market Value” means, with respect to a Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee.

“Incentive Stock Option” means an Option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Document.

“Morgan Stanley” means Morgan Stanley, a Delaware corporation.

“Option” or “Stock Option” means a right, granted to a Participant pursuant to Section 9, to purchase one Share.

“Other Award” means any other form of award authorized under Section 11 of the Plan, including any such Other Award the receipt of which was elected pursuant to Section 12(a).

“Participant” means an individual to whom an Award has been made.

“Plan” means the Morgan Stanley 2007 Equity Incentive Compensation Plan, as amended from time to time in accordance with Section 15(e) below.

“Restricted Stock” means Shares granted or sold to a Participant pursuant to Section 7.

“SAR” means a right, granted to a Participant pursuant to Section 10, to receive upon exercise of such right, in cash or Shares (or a combination thereof) as authorized by the Committee, an amount equal to the increase in the Fair Market Value of one Share over a specified exercise price.

“Section 162(m) Participant” means, for a given fiscal year of Morgan Stanley, any Participant designated by the Committee as a Participant whose compensation may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code (or any successor provisions thereto).

“Section 162(m) Performance Goals” means the performance formula that was approved by Morgan Stanley’s stockholders on March 22, 2001 or any other performance formula or performance goals approved by Morgan Stanley’s stockholders pursuant to Section 162(m) of the Code (or any successor provisions thereto).

“Section 409A” means Section 409A of the Code (or any successor provisions thereto).

“Shares” means shares of Stock.

“Stock” means the common stock, par value $0.01 per share, of Morgan Stanley.

“Stock Unit” means a right, granted to a Participant pursuant to Section 8, to receive one Share or an amount in cash equal to the Fair Market Value of one Share, as authorized by the Committee.

“Subsidiary” means (i) a corporation or other entity with respect to which Morgan Stanley, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other corporation or other entity in which Morgan Stanley, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by, or held by employees of, a company or other entity or business acquired (directly or indirectly) by Morgan Stanley or with which Morgan Stanley combines.

3.    Effective Date and Term of Plan.

(a)    Effective Date.    The Plan shall become effective upon its adoption by the Board, subject to its approval by Morgan Stanley’s stockholders. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval, but no Shares may be issued or delivered pursuant to any such Award until Morgan Stanley’s stockholders have approved the Plan. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board, the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect.

(b)    Term of Plan.    No Awards may be made under the Plan after the date that is five years from the date of shareholder approval.

4.    Stock Subject to Plan.

(a)    Overall Plan Limit.    The total number of Shares that may be delivered pursuant to Awards shall be 163,000,000 as calculated pursuant to Section 4(c). The number of Shares available for delivery under the Plan shall be adjusted as provided in Section 4(b). Shares delivered under the Plan may be authorized but unissued shares or treasury shares that Morgan Stanley acquires in the open market, in private transactions or otherwise.

(b)    Adjustments for Certain Transactions.    In the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend or distribution, split-up, spin-off, combination, reclassification or exchange of shares, warrants or rights offering to purchase Stock at a price substantially below Fair Market Value or other change in corporate structure or any other event that affects Morgan Stanley’s capitalization, the Committee shall equitably adjust (i) the number and kind of shares authorized for delivery under the Plan, including the maximum number of Shares available for Awards of Options or SARs as provided in Section 4(d) and the maximum number of Incentive Stock Options as provided in Section 4(e), and (ii) the number and kind of shares subject to any outstanding Award and the exercise or purchase price per share, if any, under any outstanding Award. In the discretion of the Committee, such an adjustment may take the form of a cash payment to a Participant. The Committee shall make all such adjustments, and its determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless the Committee determines otherwise, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

(c)    Calculation of Shares Available for Delivery.    In calculating the number of Shares that remain available for delivery pursuant to Awards at any time, the following rules shall apply (subject to the limitation in Section 4(e)):

1. The number of Shares available for delivery shall be reduced by the number of Shares subject to an Award and, in the case of an Award that is not denominated in Shares, the number of Shares actually delivered upon payment or settlement of the Award.

2. The number of Shares tendered (by actual delivery or attestation) or withheld from an Award to pay the exercise price of the Award or to satisfy any tax withholding obligation or liability of a Participant shall be added back to the number of Shares available for delivery pursuant to Awards.

3. The number of Shares in respect of any portion of an Award that is canceled or that expires without having been paid or settled by the Company shall be added back to the number of Shares available for delivery pursuant to Awards to the extent such Shares were counted against the Shares available for delivery pursuant to clause (1).

4. If an Award is settled or paid by the Company in whole or in part through the delivery of consideration other than Shares, or by delivery of fewer than the full number of Shares that was counted against the Shares available for delivery pursuant to clause (1), there shall be added back to the number of Shares available for delivery pursuant to Awards the excess of the number of Shares that had been so counted over the number of Shares (if any) actually delivered upon payment or settlement of the Award.

5. Any Shares underlying Substitute Awards shall not be counted against the number of Shares available for delivery pursuant to Awards and shall not be subject to Section 4(d).

(d)    Individual Limit on Options and SARs.    The maximum number of Shares that may be subject to Options or SARs granted to or elected by a Participant in any fiscal year shall be 2,000,000 Shares. The limitation imposed by this Section 4(d) shall not include Options or SARs granted to a Participant pursuant to Section 162(m) Performance Goals.

(e)    ISO Limit.    The full number of Shares available for delivery under the Plan may be delivered pursuant to Incentive Stock Options, except that in calculating the number of Shares that remain available for Awards of Incentive Stock Options the rules set forth in Section 4(c) shall not apply to the extent not permitted by Section 422 of the Code.

5.    Administration.

(a)    Committee Authority Generally.    The Committee shall administer the Plan and shall have full power and authority to make all determinations under the Plan, subject to the express provisions hereof, including without limitation: (i) to select Participants from among the Eligible Individuals; (ii) to make Awards; (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award; (iv) to establish the terms and conditions of each Award, including, without limitation, those related to vesting, cancellation, payment, exercisability, and the effect, if any, of certain events on a Participant’s Awards, such as the Participant’s termination of employment with the Company; (v) to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards; (vi) to construe and interpret any Award Document delivered under the Plan; (vii) to prescribe, amend and rescind rules and procedures relating to the Plan; (viii) to make all determinations necessary or advisable in administering the Plan and Awards, including without limitation determinations as to whether (and if so as of what date) a Participant has commenced, or has experienced a termination of, employment; provided, however, that to the extent full or partial payment of any Award that constitutes a deferral of compensation subject to Section 409A is made upon or as a result of a Participant’s termination of employment, the Participant will be considered to have experienced a termination of employment if, and only if, the Participant has experienced a separation from service with the Participant’s employer for purposes of Section 409A; (ix) to vary the terms of Awards to take account of securities law and other legal or regulatory requirements of jurisdictions in which Participants work or reside or to procure favorable tax treatment for Participants; and (x) to formulate such procedures as it considers to be necessary or advisable for the administration of the Plan.

(b)    Delegation.    To the extent not prohibited by applicable laws or rules of the New York Stock Exchange, the Committee may from time to time delegate some or all of its authority under the Plan to one or more Administrators consisting of one or more members of the Committee as a subcommittee or subcommittees thereof or of one or more members of the Board who are not members of the Committee or one or more officers of the Company (or of any combination of such persons). Any such delegation shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. The Committee may at any time rescind all or part of the authority delegated to an Administrator or appoint a new Administrator. At all times, an Administrator appointed under this Section 5(b) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by an Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to an Administrator.

(c)    Authority to Construe and Interpret.    The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d)    Committee Discretion.    All of the Committee’s determinations in carrying out, administering, construing and interpreting the Plan shall be made or taken in its sole discretion and shall be final, binding and conclusive for all purposes and upon all persons. In the event of any disagreement between the Committee and an Administrator, the Committee’s determination on such matter shall be final and binding on all interested persons, including any Administrator. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Documents, as to the persons receiving Awards under the Plan, and the terms and provisions of Awards under the Plan.

(e)    No Liability.    Subject to applicable law: (i) no member of the Committee or any Administrator shall be liable for anything whatsoever in connection with the exercise of authority under the Plan or the administration of the Plan except such person’s own willful misconduct; (ii) under no circumstances shall any member of the Committee or any Administrator be liable for any act or omission of any other member of the Committee or an Administrator; and (iii) in the performance of its functions with respect to the Plan, the Committee and an Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee or the Administrator deems necessary, and no member of the Committee or any Administrator shall be liable for any action taken or not taken in good faith reliance upon any such advice.

6.    Eligibility.    Eligible Individuals shall include all officers, other employees (including prospective employees) and consultants of, and other persons who perform services for, the Company, non-employee directors of Subsidiaries and employees and consultants of joint ventures, partnerships or similar business organizations in which Morgan Stanley or a Subsidiary has an equity or similar interest. Any Award made to a prospective employee shall be conditioned upon, and effective not earlier than, such person’s becoming an employee. Members of the Board who are not Company employees will not be eligible to receive Awards under the Plan. An individual’s status as an Administrator will not affect his or her eligibility to receive Awards under the Plan.

7.    Restricted Stock.    An Award of Restricted Stock shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

8.    Stock Units.    An Award of Stock Units shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Each Stock Unit awarded to a Participant shall correspond to one Share. Upon satisfaction of the terms and conditions of the Award, a Stock Unit will be payable, at the discretion of the Committee, in Stock or in cash equal to the Fair Market Value on the payment date of one Share. As a holder of Stock Units, a Participant shall have only the rights of a general unsecured creditor of Morgan Stanley. A Participant shall not be a stockholder with respect to the Shares underlying Stock Units unless and until the Stock Units convert to Shares. Stock Units may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

9.    Options.

(a)    Options Generally.    An Award of Options shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all Options awarded under the Plan, except that the exercise price of an Option shall not be less than 100% of the Fair Market Value of one Share on the Award Date. Notwithstanding the foregoing, the exercise price of an Option that is a Substitute Award may be less than the Fair Market Value per Share on the Award Date, provided that such substitution complies with applicable laws and regulations, including the listing requirements of the New York Stock Exchange and Section 409A or Section 424, as applicable, of the Code. Upon satisfaction of the conditions to exercisability of the Award, a Participant shall be entitled to exercise the Options included in the Award and to have delivered, upon Morgan Stanley’s receipt of payment of the exercise price and completion of any other conditions or procedures specified by Morgan Stanley, the number of Shares in respect of which the Options shall have been exercised. Options may be either nonqualified stock options or Incentive Stock Options. Options and the Shares acquired upon exercise of Options may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

(b)    Prohibition on Restoration Option Grants.    Anything in the Plan to the contrary notwithstanding, the terms of an Option shall not provide that a new Option will be granted, automatically and without additional consideration in excess of the exercise price of the underlying Option, to a Participant upon exercise of the Option.

(c)    Prohibition on Repricing of Options and SARs.    Anything in the Plan to the contrary notwithstanding, the Committee may not reprice any Option or SAR. “Reprice” means any action that constitutes a “repricing” under the rules of the New York Stock Exchange.

(d)    Payment of Exercise Price.    Subject to the provisions of the applicable Award Document and to the extent authorized by rules and procedures of Morgan Stanley from time to time, the exercise price of the Option may be paid in cash, by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option, or by such other means as Morgan Stanley may authorize.

(e)    Maximum Term on Stock Options and SARs.    No Option or SAR shall have an expiration date that is later than the tenth anniversary of the Award Date thereof.

10.    SARs.    An Award of SARs shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all SARs awarded under the Plan, except that the exercise price of a SAR shall not be less than 100% of the Fair Market Value of one Share on the Award Date. Notwithstanding the foregoing, the exercise price of any SAR that is a Substitute Award may be less than the Fair Market Value of one Share on the Award Date, subject to the same conditions set forth in Section 9(a) for Options that are Substitute Awards. Upon satisfaction of the conditions to the payment of the Award, each SAR shall entitle a Participant to an amount, if any, equal to the Fair Market Value of one Share on the date of exercise over the SAR exercise price specified in the applicable Award Document. At the discretion of the Committee, payments to a Participant upon exercise of an SAR may be made in Shares, cash or a combination thereof. SARs and the Shares that may be acquired upon exercise of SARs may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

11.    Other Awards.    The Committee shall have the authority to establish the terms and provisions of other forms of equity-based or equity-related Awards (such terms and provisions to be specified in the applicable Award Document) not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for (i) cash or Stock payments based in whole or in part on the value or future value of Stock or on any amount that Morgan Stanley pays as dividends or otherwise distributes with respect to Stock, (ii) the acquisition or future acquisition of Stock, (iii) cash or Stock payments (including payment of dividend equivalents in cash or Stock) based on one or more criteria determined by the Committee unrelated to the value of Stock, or (iv) any combination of the foregoing. Awards pursuant to this Section 11 may, among other things, be made subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

12.    General Terms and Provisions.

(a)    Awards in General.    Awards may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation payable to an Eligible Individual. In accordance with rules and procedures authorized by the Committee, an Eligible Individual may elect one form of Award in lieu of any other form of Award, or may elect to receive an Award in lieu of all or part of any compensation that otherwise might have been paid to such Eligible Individual; provided, however, that any such election shall not require the Committee to make any Award to such Eligible Individual. Any such substitute or elective Awards shall have terms and conditions consistent with the provisions of the Plan applicable to such Award. Awards may be granted in tandem with, or independent of, other Awards. The grant, vesting or payment of an Award may, among other things, be conditioned on the attainment of performance objectives, including without limitation objectives based in whole or in part on net income, pre-tax income, return on equity, earnings per share, total shareholder return or book value per share.

(b)    Discretionary Awards.    All grants of Awards and deliveries of Shares, cash or other property under the Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary, wages or other compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or other benefits from the Company or under any agreement with the Participant, unless Morgan Stanley specifically provides otherwise.

(c)    Dividends and Distributions.    If Morgan Stanley pays any dividend or makes any distribution to holders of Stock, the Committee may in its discretion authorize payments (which may be in cash, Stock (including Restricted Stock) or Stock Units or a combination thereof) with respect to the Shares corresponding to an Award, or may authorize appropriate adjustments to outstanding Awards, to reflect such dividend or distribution. The Committee may make any such payments subject to vesting, deferral, restrictions on transfer or other conditions. Any determination by the Committee with respect to a Participant’s entitlement to receive any amounts related to dividends or distributions to holders of Stock, as well as the terms and conditions of such entitlement, if any, will be part of the terms and conditions of the Award, and will be included in the Award Document for such Award.

(d)    Deferrals.    In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant. To the extent an Award constitutes a deferral of compensation subject to Section 409A, the Committee shall set forth in writing (which may be in electronic form), on or before the date the applicable deferral election is required to be irrevocable in order to meet the requirements of Section 409A, the conditions under which such election may be made.

(e)    Award Documentation and Award Terms.    The terms and conditions of an Award shall be set forth in an Award Document authorized by the Committee. The Award Document shall include any vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, the effects of termination of employment, cancellation of the Award under specified circumstances, restrictions on transfer or provision for mandatory resale to the Company).

(f)    Awards to Section 162(m) Participants.    Except for Options and SARs the shares underlying which are counted against the individual limit set forth in Section 4(d), all Awards to Section 162(m) Participants shall be made pursuant to the attainment of Section 162(m) Performance Goals as certified by the Committee in accordance with the requirements of Section 162(m) of the Code. Without any further action by the Board or the Committee, this Section 12(f) shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

13.    Certain Restrictions.

(a)    Stockholder Rights.    No Participant (or other persons having rights pursuant to an Award) shall have any of the rights of a stockholder of Morgan Stanley with respect to Shares subject to an Award until the delivery of the Shares, which shall be effected by entry of the Participant’s (or other person’s) name in the share register of Morgan Stanley or by such other procedure as may be authorized by Morgan Stanley. Except as otherwise provided in Section 4(b) or 12(c), no adjustments shall be made for dividends or distributions on, or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered. Notwithstanding the foregoing, the terms of an Employee Trust may authorize some or all Participants to give voting or tendering instructions to the trustee thereof in respect of Shares that are held in such Employee Trust and are subject to Awards. Except for the risk of cancellation and the restrictions on transfer that may apply to certain Shares (including restrictions relating to any dividends or other rights) or as otherwise set forth in the applicable Award Document, the Participant shall be the beneficial owner of any Shares delivered to the Participant in connection with an Award and, upon such delivery shall be entitled to all rights of ownership, including, without limitation, the right to vote the Shares and to receive cash dividends or other dividends (whether in Shares, other securities or other property) thereon.

(b)    Transferability.    No Award granted under the Plan shall be transferable, whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution; provided that, except with respect to Incentive Stock Options, the Committee may permit transfers on such terms and conditions as it shall determine. During the lifetime of a Participant to whom Incentive Stock Options were awarded, such Incentive Stock Options shall be exercisable only by the Participant.

14.    Representation; Compliance with Law.    The Committee may condition the grant, exercise, settlement or retention of any Award on the Participant making any representations required in the applicable Award Document. Each Award shall also be conditioned upon the making of any filings and the receipt of any consents or authorizations required to comply with, or required to be obtained under, applicable law.

15.    Miscellaneous Provisions.

(a)    Satisfaction of Obligations.    As a condition to the making or retention of any Award, the vesting, exercise or payment of any Award or the lapse of any restrictions pertaining thereto, Morgan Stanley may require a Participant to pay such sum to the Company as may be necessary to discharge the Company’s obligations with respect to any taxes, assessments or other governmental charges (including FICA and other social security or similar tax) imposed on property or income received by a Participant pursuant to the Award or to satisfy any obligation that the Participant owes to the Company. In accordance with rules and procedures authorized by Morgan Stanley, (i) such payment may be in the form of cash or other property, including the tender of previously owned Shares, and (ii) in satisfaction of such taxes, assessments or other governmental charges or, exclusively in the case of an Award that does not constitute a deferral of compensation subject to Section 409A, of other obligations that a Participant owes to the Company, Morgan Stanley may make available for delivery a lesser number of Shares in payment or settlement of an Award, may withhold from any payment or distribution of an Award or may enter into any other suitable arrangements to satisfy such withholding or other obligation. To the extent an Award constitutes a deferral of compensation subject to Section 409A, the Company may not offset from the payment of such Award amounts that a Participant owes to the Company with respect to any such other obligation except to the extent such offset is not prohibited by Section 409A and would not cause a Participant to recognize income for United States federal income tax purposes prior to the time of payment of the Award or to incur interest or additional tax under Section 409A.

(b)    No Right to Continued Employment.    Neither the Plan nor any Award shall give rise to any right on the part of any Participant to continue in the employ of the Company.

(c)    Headings.    The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

(d)    Governing Law.    The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to any conflicts or choice of law, rule or principle that might otherwise refer the interpretation of the award to the substantive law of another jurisdiction.

(e)    Amendments and Termination.    The Board or Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time and may modify or amend the terms and conditions of any outstanding

Award (including by amending or supplementing the relevant Award Document at any time); provided, however, that no such modification, amendment, suspension or termination shall, without a Participant’s consent, materially adversely affect that Participant’s rights with respect to any Award previously made; and provided, further, that the Committee shall have the right at any time, without a Participant’s consent and whether or not the Participant’s rights are materially adversely affected thereby, to amend or modify the Plan or any Award under the Plan in any manner that the Committee considers necessary or advisable to comply with any law, regulation, ruling, judicial decision, accounting standards, regulatory guidance or other legal requirement. Notwithstanding the preceding sentence, neither the Board nor the Committee may accelerate the payment or settlement of any Award, including, without limitation, any Award subject to a prior deferral election, that constitutes a deferral of compensation for purposes of Section 409A except to the extent such acceleration would not result in the Participant incurring interest or additional tax under Section 409A. No amendment to the Plan may render any Board member who is not a Company employee eligible to receive an Award at any time while such member is serving on the Board. To the extent required by applicable law or the rules of the New York Stock Exchange, amendments to the Plan shall not be effective unless they are approved by Morgan Stanley’s stockholders.

MORGAN STANLEY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2010

The undersigned hereby appoints Gary G. Lynch, Thomas R. Nides and Martin M. Cohen, and each of them,

attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley that the undersigned is entitled in any capacity to vote if personally present at the 2010 Annual Meeting of Shareholders to be held on May 18, 2010, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

PLEASE SUBMIT YOUR PROXY BY PHONE OR BY INTERNET,

OR RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO

DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE

RECOMMENDATION OF MORGAN STANLEY’S BOARD OF DIRECTORS.

At the meeting, we plan to:

elect members of the Board of Directors;

ratify the appointment of Deloitte & Touche LLP as independent auditor;

approve compensation of executives as disclosed in the proxy statement (non-binding advisory resolution);

approve the amendment of the 2007 Equity Incentive Compensation Plan;

consider five shareholder proposals; and

transact such other business as may properly come before the meeting.

Please help the Company reduce costs – submit your proxy by internet or telephone. If you share an address with other shareholders, you can avoid receiving multiple copies of annual meeting materials and help the Company reduce costs by consenting to householding. The Company can further reduce costs if you agree to receive future versions of our Proxy Statement and Annual Report on Form 10-K electronically over the internet. You can view or print a copy of our annual meeting materials at

www.morganstanley.com/2010ams. You can request a copy of these materials, or get more information regarding electronic delivery and householding, by contacting our transfer agent, BNY Mellon Shareowner Services, at 800-622-2393 or

www.bnymellon.com/shareowner.

Notice of 2010 Morgan Stanley Annual Meeting of Shareholders

2000 Westchester Avenue, Purchase, New York 10577

May 18, 2010, 9 a.m., local time

MS 001

DETACH HERE IF YOU ARE SUBMITTING BY MAIL _ _

Morgan Stanley’s Board recommends a vote “FOR” the nominees listed below:

, 201Dated 0 Co-owner (if any) Signature

1. Election of Directors

06 Nobuyuki Hirano

05 James H. Hance, Jr.

04 James P. Gorman

03 Howard J. Davies

02 Erskine B. Bowles

01 Roy J. Bostock

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

Morgan Stanley’s Board recommends a vote “FOR” Proposals 2, 3 and 4 below:

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

3. To approve compensation of executives as disclosed in

the proxy statement (non-binding advisory resolution)

4. To amend the 2007 Equity Incentive Compensation

Plan

Morgan Stanley’s Board recommends a vote “AGAINST” Proposals 5 through 9 below:

Signature

Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer’s title.

IMPORTANT

YOUR PROXY MUST BE RECEIVED BY THE CLOSE OF THE POLLS

ON MAY 18, 2010

1. INTERNET. Go to www.proxyvoting.com/ms. Follow the instructions.

2. TELEPHONE. Using a touch-tone phone, call 1-866-540-5760 (in the U.S.) or 201-680-6599

(outside the U.S.). Follow the instructions.

3. MAIL. Date, sign and return the card in the enclosed envelope.

Morgan Stanley

MS 001

MARK VOTES

AS SHOWN

USING BLACK

OR BLUE INK X

5. Shareholder proposal regarding

special shareowner meetings

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

11 Hutham S. Olayan

10 Charles H. Noski

09 Donald T. Nicolaisen

08 John J. Mack

07 C. Robert Kidder

12 O. Griffith Sexton

9. Shareholder proposal regarding

recoupment of management bonuses

8. Shareholder proposal regarding

report on pay disparity

7. Shareholder proposal regarding

independent chair

6. Shareholder proposal regarding

executive equity holdings requirement

2. To ratify the appointment of Deloitte & Touche LLP

as independent auditor

13 Laura D. Tyson

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

MORGAN STANLEY 2010 VOTING INSTRUCTION FORM FOR BENEFIT PLAN PARTICIPANTS

I hereby direct the following to vote, in person or by proxy, all of the shares of Morgan Stanley common stock in my account(s) at the 2010 Annual Meeting of

Shareholders to be held on May 18, 2010, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies’)

discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

The Bank of New York Mellon (Mellon), as trustee under the Morgan Stanley 401(k) Plan and Morgan Stanley 401(k) Savings Plan, and Mellon Investor

Services LLC (MIS) as administrator of the Employee Stock Purchase Plan. I understand that, (A) if I sign, date, and return this card, Mellon or MIS, as applicable, will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) Mellon or MIS, as applicable, will vote or grant proxies for all undirected (other than pursuant to clause (A)) and/or forfeited shares in each of these plans, as applicable, in the same respective proportion as the shares of all participants in each respective plan who have timely delivered properly executed voting instructions, and (C) Mellon or MIS, as applicable, will hold my voting instructions in confidence to the extent required by applicable law or regulations or the governing instrument.

State Street Bank and Trust Company, as trustee under a trust agreement (Trust), in connection with the 1995 and 2007 Equity Incentive Compensation Plans,

the Employees’ Equity Accumulation Plan, the Tax Deferred Equity Participation Plan, the Branch Manager Compensation Plan and the Financial Advisor and

Investment Representative Compensation Plan. I understand that, subject to the Trust’s terms, (A) if I sign, date and return this card, State Street will vote in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions and (B) State Street will vote with respect to all shares held in the Trust in connection with these plans for which no proper instructions are received (other than pursuant to clause (A)) in the same proportion as the shares held in connection with these plans for which it has received proper instructions.

The Bank of New York Mellon (Mellon), as custodian for stock held on behalf of certain current and former Morgan Stanley employees and directors.

I understand that, (A) if I sign, date and return this card, Mellon will vote or grant proxies in accordance with the Board of Directors’

recommendation as to each proposal for which I do not give voting instructions, (B) if I do not sign, date and return this card, Mellon will not vote or grant proxies with respect to my shares and (C) Mellon will hold my voting instructions in confidence to the extent required by law.

State Street Bank and Trust Company, as trustee under the Trust, in connection with the Directors’ Equity Capital Accumulation Plan. I understand that,

subject to the Trust’s terms, (A) if I do not sign, date and return this card, State Street will not vote or grant proxies with respect to my shares, and

(B) if I sign, date and return this card, State Street will vote (i) in accordance with the Board of Directors’ recommendations as to each proposal for which I do not give voting instructions and (ii) in its discretion, after due consideration, on all other matters that may properly come before the meeting.

EES Trustees Limited (EES), as trustee under a trust deed (UK Trust), in connection with the Morgan Stanley International Profit Sharing Scheme and the

Morgan Stanley UK Group Profit Sharing Plan. I understand that, subject to the UK Trust’s terms, (A) I must sign, date and return this card in order for EES to vote or grant proxies with respect to my shares, and (B) if I sign, date and return this card, EES will vote or grant proxies in accordance with the Board of Directors’ recommendations as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the meeting.

Equiniti Share Plan Trustees Limited, as trustee under a trust deed (UK SOP Trust), in connection with the Morgan Stanley UK Share Ownership Plan.

I understand that, subject to the UK SOP Trust’s terms, (A) I must sign, date and return this card in order for Equiniti to vote or grant proxies with respect to my shares, and (B) if I sign, date and return this card, Equiniti will vote or grant proxies in accordance with the Board of Directors’

recommendations as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the meeting.

Voting instructions must be received by 11:59 P.M. (EDT) on May 13, 2010 for shares to be voted in accordance with your instructions.

At the meeting, we plan to:

elect members of the Board of Directors;

ratify the appointment of Deloitte & Touche LLP as independent auditor;

approve compensation of executives as disclosed in the proxy statement (non-binding advisory resolution);

approve the amendment of the 2007 Equity Incentive Compensation Plan;

consider five shareholder proposals; and

transact such other business as may properly come before the meeting.

To view or print a copy of our Proxy Statement or Annual Report on Form 10-K, go to

www.morganstanley.com/2010ams. You may request a copy of any of these by calling 1-212-762-8131.

The shares for which you provide voting instructions with this card include your Morgan Stanley 401(k) Plan and Morgan

Stanley 401(k) Savings Plan shares, if any. However, if you want to provide voting instructions for your shares in these plans differently from your other plan shares, call 1-201-830-7660 to request separate voting instruction forms for these shares.

If you also hold shares in a brokerage account or in your own name, you also will receive a separate proxy card or voting instruction form for those shares. Please be sure to provide voting instructions for these shares separately from (and in addition to) your employee plan shares. Be sure to follow the voting instructions on each card.

Notice of 2010 Morgan Stanley Annual Meeting of Shareholders

2000 Westchester Avenue, Purchase, New York 10577

May 18, 2010, 9 a.m., local time

MS 002

1. Election of Directors

Nominee	FOR	AGAINST	ABSTAIN
01 Roy J. Bostock	☐	☐	☐
02 Erskine B. Bowles	☐	☐	☐
03 Howard J. Davies	☐	☐	☐
04 James P. Gorman	☐	☐	☐
05 James H. Hance, Jr.	☐	☐	☐
06 Nobuyuki Hirano	☐	☐	☐
07 C. Robert Kidder	☐	☐	☐
08 John J. Mack	☐	☐	☐
09 Donald T. Nicolaisen	☐	☐	☐
10 Charles H. Noski	☐	☐	☐
11 Hutham S. Olayan	☐	☐	☐
12 O. Griffith Sexton	☐	☐	☐
13 Laura D. Tyson	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
5. Shareholder proposal regarding special shareowner meetings	☐	☐	☐
6. Shareholder proposal regarding executive equity holdings requirement	☐	☐	☐
7. Shareholder proposal regarding independent chair	☐	☐	☐
8. Shareholder proposal regarding report on pay disparity	☐	☐	☐
9. Shareholder proposal regarding recoupment of management bonuses	☐	☐	☐

Signature ______________________________ **Dated** ________________, **2010**

DETACH HERE IF YOU ARE SUBMITTING BY MAIL

Morgan Stanley

MS 002

DETACH HERE IF YOU ARE SUBMITTING BY MAIL _ _

, 2010 Signature Dated

Sign exactly as imprinted (do not print). Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

IMPORTANT

YOUR INSTRUCTIONS MUST BE RECEIVED BY

11:59 P.M. (EDT) ON MAY 13, 2010

1. INTERNET. Go to www.proxyvoting.com/ms2. Follow the instructions.

2. TELEPHONE. Using a touch-tone phone, call 1-866-540-5760 (in the U.S.) or 201-680-6599

(outside the U.S.). Follow the instructions.

3. MAIL. Date, sign and return the voting instruction form in the enclosed envelope.

Please help the Company reduce costs—submit your voting instructions by internet or telephone.

Morgan Stanley

MS 002

MARK VOTES

AS SHOWN

USING BLACK

OR BLUE INK Morgan Stanley’s Board recommends a vote “FOR” the nominees listed below: X

1. Election of Directors

06 Nobuyuki Hirano

05 James H. Hance, Jr.

04 James P. Gorman

03 Howard J. Davies

02 Erskine B. Bowles

01 Roy J. Bostock

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

Morgan Stanley’s Board recommends a vote “FOR” Proposals 2, 3 and 4 below:

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

3. To approve compensation of executives as disclosed in

the proxy statement (non-binding advisory resolution)

4. To amend the 2007 Equity Incentive Compensation

Plan

Morgan Stanley’s Board recommends a vote “AGAINST” Proposals 5 through 9 below:

5. Shareholder proposal regarding

special shareowner meetings

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

11 Hutham S. Olayan

10 Charles H. Noski

09 Donald T. Nicolaisen

08 John J. Mack

07 C. Robert Kidder

12 O. Griffith Sexton

9. Shareholder proposal regarding

recoupment of management bonuses

8. Shareholder proposal regarding

report on pay disparity

7. Shareholder proposal regarding

independent chair

6. Shareholder proposal regarding

executive equity holdings requirement

2. To ratify the appointment of Deloitte & Touche LLP

as independent auditor

13 Laura D. Tyson

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

MORGAN STANLEY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2010

The undersigned hereby appoints Gary G. Lynch, Thomas R. Nides and Martin M. Cohen, and each of them,

attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley that the undersigned is entitled in any capacity to vote if personally present at the 2010 Annual Meeting of Shareholders to be held on May 18, 2010 and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

PLEASE RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS

MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MORGAN

STANLEY’S BOARD OF DIRECTORS.

MS 003

1. Election of Directors

Nominee	FOR	AGAINST	ABSTAIN
01 Roy J. Bostock	☐	☐	☐
02 Erskine B. Bowles	☐	☐	☐
03 Howard J. Davies	☐	☐	☐
04 James P. Gorman	☐	☐	☐
05 James H. Hance, Jr.	☐	☐	☐
06 Nobuyuki Hirano	☐	☐	☐
07 C. Robert Kidder	☐	☐	☐
08 John J. Mack	☐	☐	☐
09 Donald T. Nicolaisen	☐	☐	☐
10 Charles H. Noski	☐	☐	☐
11 Hutham S. Olayan	☐	☐	☐
12 O. Griffith Sexton	☐	☐	☐
13 Laura D. Tyson	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
5. Shareholder proposal regarding special shareowner meetings	☐	☐	☐
6. Shareholder proposal regarding executive equity holdings requirement	☐	☐	☐
7. Shareholder proposal regarding independent chair	☐	☐	☐
8. Shareholder proposal regarding report on pay disparity	☐	☐	☐
9. Shareholder proposal regarding recoupment of management bonuses	☐	☐	☐

Dated ____________________, 2010 **Signature** ______________________ **Co-owner (if any) Signature** ______________________

DETACH HERE IF YOU ARE SUBMITTING BY MAIL

Morgan Stanley

MS 003

DETACH HERE IF YOU ARE SUBMITTING BY MAIL _ _

, 2010 Dated Signature Co-owner (if any) Signature

Morgan Stanley

MS 003

MARK VOTES

AS SHOWN

USING BLACK

OR BLUE INK X

Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer’s title.

Morgan Stanley’s Board recommends a vote “FOR” the nominees listed below:

1. Election of Directors

06 Nobuyuki Hirano

05 James H. Hance, Jr.

04 James P. Gorman

03 Howard J. Davies

02 Erskine B. Bowles

01 Roy J. Bostock

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

Morgan Stanley’s Board recommends a vote “FOR” Proposals 2, 3 and 4 below:

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

3. To approve compensation of executives as disclosed in

the proxy statement (non-binding advisory resolution)

4. To amend the 2007 Equity Incentive Compensation

Plan

Morgan Stanley’s Board recommends a vote “AGAINST” Proposals 5 through 9 below:

5. Shareholder proposal regarding

special shareowner meetings

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

11 Hutham S. Olayan

10 Charles H. Noski

09 Donald T. Nicolaisen

08 John J. Mack

07 C. Robert Kidder

12 O. Griffith Sexton

9. Shareholder proposal regarding

recoupment of management bonuses

8. Shareholder proposal regarding

report on pay disparity

7. Shareholder proposal regarding

independent chair

6. Shareholder proposal regarding

executive equity holdings requirement

2. To ratify the appointment of Deloitte & Touche LLP

as independent auditor

13 Laura D. Tyson

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN